                                                     EXHIBIT 10.2




                            STOCK PURCHASE AGREEMENT

                                    Among

                            SOFTWARE SYSTEMS CORP.

                        SYLVAN LEARNING SYSTEMS, INC.

                             PYRAMID VENTURES, INC.

                       GE CAPITAL EQUITY INVESTMENTS, INC.

                             JLC LEARNING CORPORATION

                                     and

                                   EAC I INC.


                            Dated as of June 7, 1999

                                   TABLE OF CONTENTS


            SECTION                                                    PAGE

                                     ARTICLE I

                      PURCHASE AND SALE OF SHARES; CLOSING

            1.01.     PURCHASE AND SALE OF THE SHARES..................  1
            1.02.     CLOSING DATE.....................................  3
            1.03.     TRANSACTIONS TO BE EFFECTED AT THE CLOSING.......  3

                                     ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF THE PREFERRED SELLERS

            2.01.     ORGANIZATION, STANDING AND POWER.................  4
            2.02.     AUTHORITY; EXECUTION AND DELIVERY;
                      ENFORSEABILITY...................................  5
            2.03.     NO CONFLICTS; SHARES.............................  5
            2.04.     THE PREFERRED SHARES.............................  6
            2.05.     PRIVATE OFFERING.................................  6
            2.06.     NO CLAIMS........................................  7
            2.07.     TAXES............................................  7

                                     ARTICLE III

                      REPRESENTATION AND WARRANTIES OF SSC

            3.01.     ORGANIZATION, STANDING AND POWER.................  7
            3.02.     AUTHORITY; EXECUTION AND DELIVERY;
                      ENFORCEABILITY...................................  7
            3.03.     NO CONFLICTS; CONSENTS...........................  8
            3.04.     THE COMMON SHARES................................  8
            3.05.     BUSINESS OF SSC..................................  8
            3.06.     FINANCIAL STATEMENTS.............................  8
            3.07.     NO CLAIMS........................................  9

                                      ARTICLE IV

                           REPRESENTATIONS AND WARRANTIES OF
                      SSC AND THE COMPANY RELATING TO THE COMPANY

            4.01.     ORGANIZATION AND STANDING; BOOKS;
                      AND RECORDS.....................................   9
            4.02.     CAPITAL STOCK OF THE COMPANY....................  10
            4.03.     AUTHORITY; EXECUTION AND DELIVERY;
                      ENFORCEABILITY..................................  11
            4.04.     NO CONFLICTS; CONSENTS..........................  11
            4.05.     FINANCIAL STATEMENTS............................  12
            4.06.     ASSETS OTHER THAN REAL PROPERTY INTERESTS.......  13
            4.07.     REAL PROPERTY...................................  13
            4.08.     INTELLECTUAL PROPERTY...........................  14
            4.09.     CONTRACTS.......................................  18
            4.10.     INVENTORY.......................................  21
            4.11.     PERSONAL PROPERTY...............................  21
            4.12.     RECEIVABLES.....................................  21


            SECTION                                                    PAGE

            4.13.     PERMITS.........................................  21
            4.14.     INSURANCE.......................................  22
            4.15.     TAXES...........................................  22
            4.16.     PROCEEDINGS.....................................  27
            4.17.     EMPLOYEE BENEFIT PLANS..........................  27
            4.18.     ABSENCE OF CHANGES OR EVENTS....................  29
            4.19.     COMPLIANCE WITH APPLICABLE LAWS.................  29
            4.20.     EMPLOYEE AND LABOR MATTERS......................  31
            4.21.     TRANSACTIONS WITH AFFILIATES....................  31
            4.22.     EFFECT OF TRANSACTION...........................  32
            4.23.     DISCLOSURE......................................  32
            4.24.     SUPPLIERS.......................................  32
            4.25.     CUSTOMERS.......................................  32
            4.26.     PRIVATE OFFERING................................  33
            4.27.     SUBSIDIARIES....................................  33
            4.28.     YEAR 2000.......................................  33

                                        ARTICLE V

                      REPRESENTATION AND WARRANTIES OF PURCHASER

            5.01.     ORGANIZATION, STANDING AND POWER................  34
            5.02.     AUTHORITY; EXECUTION AND DELIVERY;
                      ENFORCEABILITY..................................  34
            5.03.     NO CONFLICTS; CONSENTS..........................  34
            5.04.     FINANCING.......................................  35
            5.05.     SECURITIES ACT..................................  35

                                       ARTICLE VI
                                       COVENANTS

            6.01.     COVENANTS RELATING TO CONDUCT OF BUSINESS.......  35
            6.02.     NO SOLICITATION.................................  38
            6.03.     ACCESS TO INFORMATION...........................  39
            6.04.     CONFIDENTIALITY.................................  39
            6.05.     REASONABLE EFORTS...............................  40
            6.06.     EXPENSES; TRANSFER TAXES........................  40
            6.07.     BROKERS OR FINDERS..............................  41
            6.08.     RESIGNATIONS....................................  41
            6.09.     TAX MATTERS.....................................  41
            6.10.     SUPPLEMENTAL DISCLOSURES........................  49
            6.11.     POST-CLOSING COOPERATION........................  50
            6.12.     PUBLICITY.......................................  51
            6.13.     RECORDS.........................................  51
            6.14.     AGGREEMENT NOT TO SOLICIT EMPLOYEES.............  51
            6.15.     CERTAIN LICENSES AND PERMITS....................  52
            6.16.     FURTHER ASSURANCES..............................  52
            6.17.     ASSIGNMENT OF CONFIDENTIALITY AGREEMENTS........  52
            6.18.     FINANCIAL STATEMENTS............................  52


            SECTION                                                    PAGE
            6.19.     BENEFIT PLAN MATTERS...........................   53
            6.20.     STRATEGIC ALLIANCE AGREEMENT...................   53

                                  ARTICLE VII

                               CONDITIONS PRECEDENT

            7.01.     CONDITIONS TO EACH PARTY'S OBLIGATION...........  53
            7.02.     CONDITIONS TO OBLIGATION OF PURCHASER...........  54
            7.03.     CONDITIONS TO OBLIGATIONS OF SELLERS............  56
            7.04.     FRUSTRATION OF CLOSING CONDITIONS...............  57

                                  ARTICLE VIII

                                INDEMNIFICATION


            8.01.     INDEMNIFICATION.................................  57
            8.02.     CALCULATION OF LOSSES...........................  61
            8.03.     TERMINATION OF INDEMNIFICATION..................  62
            8.04.     PROCEDURES......................................  62

                                    ARTICLE IX

                           TERMINATION, AMENDMENT AND WAIVER

            9.01.     TERMINATION.....................................  65
            9.02.     EFFECT OF TERMINATION...........................  66
            9.03.     AMENDMENTS AND WAIVERS..........................  66

                                     ARTICLE X

                                 GENERAL PROVISIONS

           10.01.     SURVIVAL........................................  67
           10.02.     ASSIGNMENT......................................  67
           10.03.     NO THIRD-PARTY BENEFICIARIES....................  67
           10.04.     NOTICES.........................................  68
           10.05.     INTERPRETAION; EXHIBITS AND SCHEDULES;
                      CERTAIN DEFINITIONS.............................  70
           10.06.     COUNTERPARTS....................................  71
           10.07.     ENTIRE AGREEMENT................................  71
           10.08.     SEVERABILITY....................................  71
           10.09.     CONSENT TO JURISDICITON.........................  71
           10.10.     GOVERNING LAW...................................  72
           10.11.     WAIVER OF JURY TRIAL............................  72

                                     EXHIBITS

        Exhibit A     Term sheet for Escrow Agreement

                              INDEX OF DEFINED TERMS


      DEFINED TERM                                      LOCATION OF DEFINITION

      Acquisition                                       Section 1.01
      affiliate                                         Section 10.05(b)
      Applicable Law                                    Section 2.03
      Applicable Percentages                            Section 8.01(d)
      Balance Sheet                                     Section 4.05(a)
      CERCLA                                            Section 4.19(b)
      Class A Preferred Shares                          Recitals
      Class B Preferred Shares                          Recitals
      Closing                                           Section 1.02
      Closing Date                                      Section 1.02
      Code                                              Section 4.15(a)
      Common Shares                                     Recitals
      Common Purchase Price                             Section 1.01
      Commonly Controlled Entity                        Section 4.17(a)
      Company                                           Preamble
      Company Contracts                                 Section 4.09(b)
      Company Indebtedness                              Section 1.01
      Company Material Adverse Effect                   Section 4.01(a)
      Company Plans                                     Section 4.17(a)
      Confidentiality Agreement                         Section 6.04(a)
      Consent                                           Section 2.03
      Contract                                          Section 2.03
      Copyrights                                        Section 4.08(a)
      Customer Agreements                               Section 4.08(a)
      DOJ                                               Section 6.05(b)
      EBITDA                                            Section 7.02(h)
      Environmental Law                                 Section 4.19(b)
      ERISA                                             Section 4.17(a)
      Escrow                                            Section 1.03(e)
      Escrow Agent                                      Section 1.03(e)
      Escrow Agreement                                  Section 1.03(e)
      Financial Statements                              Section 4.05(a)
      Fixed Sales Bonuses                               Section 4.02
      Foothill Facility                                 Section 1.01
      Form 8023                                         Section 6.09(e)
      FTC                                               Section 6.05(b)
      GAAP                                              Section 3.06(a)
      GE Cap-Eq                                         Preamble
      GE Purchase Price                                 Section 1.01
      Governmental Entity                               Section 2.03
      Hazardous Substance                               Section 4.19(b)
      HSR Act                                           Section 2.03
      including                                         Section 10.05(b)
      indemnified party                                 Section 8.04(a)
      Intellectual Property                             Section 4.08(a)
      Jostens Agreement                                 Section 8.02(b)
      Judgment                                          Section 2.03
      Leased Property                                   Section 4.07
      Liens                                             Section 4.06(a)
      Limited Covenants                                 Section 8.01(b)
      Losses                                            Section 8.01(a)

      March Balance Sheet                               Section 6.18
      Material Inbound License Agreements               Section 4.08(a)
      Material Outbound License Agreements              Section 4.08(a)
      Original Purchase Date                            Section 4.08(b)
      other bid                                         Section 6.02
      Patents                                           Section 4.08(a)
      Pension Plan                                      Section 4.17(a)
      Per Share Price                                   Section 1.01
      Permits                                           Section 4.13
      Permitted Liens                                   Section 4.06(a)
      person                                            Section 10.05(b)
      Post-Closing Tax Period                           Section 4.15(a)
      Pre-Closing Tax Period                            Section 4.15(a)
      Preferred Shares                                  Recitals
      Preferred Sellers                                 Preamble
      Preferred Seller Indemnitees                      Section 8.01(e)
      Proceeding                                        Section 4.13
      Projected Disclosure                              Section 4.23
      Purchaser                                         Preamble
      Purchaser Indemnitees                             Section 8.01(a)
      Pyramid                                           Preamble
      Pyramid Purchase Price                            Section 1.01
      RCRA                                              Section 4.19(b)
      Records                                           Section 6.13
      Rights Plan                                       Section 1.01
      Section 338(h)(10) Election                       Section 6.09(e)
      Securities Act                                    Section 2.05
      Sellers                                           Preamble
      Shares                                            Recitals
      Software                                          Section 4.08(a)
      Specific Preferred Seller Obligation              Section 8.01(d)
      SSC                                               Preamble
      SSC Balance Sheet                                 Section 3.06(a)
      Statement of Operations                           Section 6.18
      Straddle Period                                   Section 6.09(a)
      Strategic Alliance Agreemnt                       Section 6.20
      subsidiary                                        Section 10.05(b)
      Sylvan                                            Preamble
      Sylvan Purchase Price                             Section 1.01
      Systems                                           Section 4.28
      Tax/Taxes                                         Section 4.15(a)
      Tax Return/Tax Returns                            Section 4.15(a)
      Taxing Authority                                  Section 4.15(a)
      Third Party Claim                                 Section 8.04(a)
      Trade Secrets                                     Section 4.08(a)
      Trademarks                                        Section 4.08(a)
      Transfer Tax                                      Section 4.15(a)
      Triggering Event                                  Section 6.09(e)
      TSCA                                              Section 4.19(b)
      Voting Company Debt                               Section 4.02
      Welfare Plan                                      Section 4.17(a)
      Year 2000 Problems                                Section 4.28

                                    STOCK PURCHASE AGREEMENT dated as of June 7,
                           1999, among SOFTWARE SYSTEMS CORP., a Delaware corporation ("SSC"), SYLVAN LEARNING SYSTEMS, INC., a Maryland corporation ("Sylvan"), PYRAMID VENTURES, INC., a Delaware corporation ("Pyramid"), GE CAPITAL EQUITY INVESTMENTS, INC., a Delaware corporation ("GE Cap-Eq" and, together with Sylvan and Pyramid, the "Preferred Sellers"; the Preferred Sellers and SSC, collectively the "Sellers"), JLC LEARNING CORPORATION, an Illinois corporation (the "Company"), and EAC I Inc., a Delaware corporation ("Purchaser").

                  WHEREAS Purchaser desires to purchase from Sylvan and Pyramid, and Sylvan and Pyramid desire to sell to Purchaser, all the issued and outstanding shares of Class A Preferred Stock, par value $0.01 per share (the "Class A Preferred Shares"), of the Company;

                  WHEREAS Purchaser desires to purchase from GE Cap-Eq and Pyramid, and GE Cap-Eq and Pyramid desire to sell to Purchaser, all the issued and outstanding shares of Class B Preferred Stock, par value $0.01 per share (the "Class B Preferred Shares" and, together with the Class A Preferred Shares, the "Preferred Shares");

                  WHEREAS Purchaser desires to purchase from SSC, and SSC desires to sell to Purchaser, all the issued and outstanding shares of Class A Common Stock, par value $0.001 per share (the "Common Shares" and, together with the Preferred Shares, the "Shares"), of the Company; and

                  WHEREAS, as a result of such purchases and sales, Purchaser will own all the issued and outstanding capital stock of the Company.

                  NOW, THEREFORE, the parties hereby agree as follows:

                                    ARTICLE I

                      PURCHASE AND SALE OF SHARES; CLOSING

                  SECTION 1.01. PURCHASE AND SALE OF THE SHARES. On the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.02), Sylvan shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase from Sylvan, the Class A Preferred

Shares owned by Sylvan, including any and all rights to the payment of any accrued and unpaid dividends thereon, for an aggregate purchase price (the "Sylvan Purchase Price") equal to the product of 15,000 and the Per Share Price (as defined below), payable as set forth below in Section 1.02. On the terms and subject to the conditions of this Agreement, at the Closing, Pyramid shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase from Pyramid the Class A Preferred Shares and the Class B Preferred Shares owned by Pyramid, including any and all rights to the payment of any accrued and unpaid dividends thereon, for an aggregate purchase price (the "Pyramid Purchase Price") equal to the product of 7,500 and the Per Share Price, payable as set forth below in
Section 1.02. On the terms and subject to the conditions of this Agreement, at the Closing, GE Cap-Eq shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase from GE Cap-Eq, the Class B Preferred Shares owned by GE Cap-Eq, including any and all rights to the payment of any accrued and unpaid dividends thereon, for an aggregate purchase price (the "GE Purchase Price") equal to the product of 7,500 and the Per Share Price, payable as set forth below in Section 1.02. On the terms and subject to the conditions of this Agreement, at the Closing, SSC shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase from SSC, the Common Shares for an aggregate purchase price of $1,500,000 (the "Common Purchase Price"). The purchase and sale of the Common Shares, the Class A Preferred Shares and the Class B Preferred Shares is referred to in this Agreement as the "Acquisition". The term "Per Share Price" means the result of (x) the excess of (1) $53,700,000 over (2) the sum of (i) the aggregate principal amount of the Company Indebtedness (as defined below) as of the Closing Date (as defined in Section 1.02), plus (ii) the amount of all accrued and unpaid interest thereon as of the Closing Date and all prepayment penalties and other amounts payable in connection with, or as a result of, a payment of the Company Indebtedness as of the Closing Date plus
(iii) the aggregate amount payable under the JLC Learning Corporation 1998 Stock Appreciation Rights Plan (the "Rights Plan") as a result of the Acquisition (which includes the $400,000 to be deposited with the Escrow Agent (as defined in Section 1.03(e)) pursuant to Section 1.03(e)) and the maximum aggregate amount payable under the Fixed Sales Bonuses (as defined in Section 4.02) divided by (y) 30,000. Schedule 1.01 sets forth a sample calculation of the Per Share Price, assuming (x) that the Closing Date is June 30, 1999, (y) other than the aggregate principal amount of the Company Indebtedness as of the Closing Date, all accrued and unpaid interest thereon as of the Closing Date and all prepayment penalties, there are no other amounts payable in connection with, or as a result of, a payment of the Company Indebtedness as of the Closing Date and
(z) there are no changes with respect to the components of the Per Share Price. The term "Company Indebtedness" means the indebtedness of the Company under (i) the Loan and Security Agreement by and between the Company and Foothill Capital Corporation dated as of March 30, 1998 (the "Foothill Facility"); PROVIDED that, if the aggregate principal amount of the indebtedness outstanding thereunder as of the Closing Date (other than the Special Advance as defined therein) is greater than $7,250,000, then the principal amount of such indebtedness as of the Closing Date shall be deemed to be $7,250,000; (ii) the series of Senior Subordinated 12.25% Notes of the Company issued to The Chase Manhattan Bank, N.A., Pyramid, GE Cap-Eq and Sylvan dated June 29, 1995, October 1, 1997, October 1, 1997 and October 1, 1997, respectively, in an aggregate principal amount as of the date of this Agreement equal to $17,000,000; and (iii) the Subordinated Promissory Note of the Company issued to Sylvan dated June 30, 1998.

                  SECTION 1.02. CLOSING DATE. The closing of the Acquisition (the "Closing") shall take place at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, at 10:00 a.m. on the second business day following the satisfaction (or, to the extent permitted, the waiver) of the conditions set forth in Section 7.01, or, if on such day any condition set forth in Section 7.02 or 7.03 has not been satisfied (or, to the extent permitted, waived by the parties entitled to the benefit thereof), as soon as practicable after all the conditions set forth in Article VII have been satisfied (or, to the extent permitted, waived by the parties entitled to the benefits thereof), or at such other place, time or date as shall be agreed between SSC and Purchaser. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

                  SECTION 1.03. TRANSACTIONS TO BE EFFECTED AT THE CLOSING. At the Closing:

                  (a) each Seller shall deliver to Purchaser (i) certificates representing the Shares owned by such Seller, duly endorsed in blank or accompanied by stock powers duly endorsed in blank in proper form for transfer, with appropriate transfer tax stamps, if any, affixed and
         (ii) such other documents as Purchaser or its counsel may reasonably request to demonstrate satisfaction of the conditions and compliance with the covenants set forth in this Agreement;

                  (b) Purchaser shall deliver to each Seller, (i) payment, by wire transfer to a bank account designated in writing by such Seller (such designation to be made at least two business days prior to the Closing Date), of immediately available funds in an amount equal to, in the case of Sylvan, the Sylvan Purchase Price, in the case of Pyramid, the Pyramid Purchase Price, in the case of GE Cap-Eq, the GE Purchase Price and, in the case of SSC, the Common Purchase Price and (ii) such other documents as any of the Sellers or their respective counsel may reasonably request to demonstrate satisfaction of the conditions and compliance with the covenants set forth in this Agreement;

                  (c) Purchaser shall cause the Company to prepay the Company Indebtedness so long as the applicable Lenders deliver appropriate documents releasing all Liens on the Shares or on assets of the Company that collateralize the Company Indebtedness;

                  (d) Purchaser shall cause the Company to release JLC Holdings, Inc. and SSC from their payment obligations in respect of any accounts receivable of the Company from JLC Holdings, Inc. or SSC; and

                  (e) Purchaser shall cause the Company to deposit the amount of $400,000 (the "Escrow") with Bankers Trust Company, as escrow agent (the "Escrow Agent"), pursuant to Section 8.01(g) and to be held in accordance with the terms of an escrow agreement having the terms set forth in Exhibit A hereto (the "Escrow Agreement").

The Company hereby waives any obligation of any Preferred Seller to deliver an opinion of counsel in connection with the transfer of Preferred Shares held by it pursuant to this Agreement.

                                   ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF THE PREFERRED SELLERS

                  Each Preferred Seller hereby severally (and not jointly) represents and warrants as to itself to Purchaser, as of the date of this Agreement and as of the Closing Date, as follows:

                  SECTION 2.01.  ORGANIZATION, STANDING AND POWER.
Such Preferred Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority to own and sell the Preferred Shares owned by it.

                  SECTION 2.02. AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. Such Preferred Seller has full power and authority to execute this Agreement and to consummate the sale of the Preferred Shares owned by it and the other transactions contemplated to be consummated by it hereby. The execution and delivery by such Preferred Seller of this Agreement and the consummation by such Preferred Seller of the Acquisition and the other transactions contemplated to be consummated by it hereby have been duly authorized by all necessary corporate action. Such Preferred Seller has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 2.03. NO CONFLICTS; CONSENTS. The execution and delivery by such Preferred Seller of this Agreement do not, and the consummation of the Acquisition and the other transactions contemplated to be consummated by it hereby and compliance by such Preferred Seller with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien (as defined in Section 4.06) upon any of the properties or assets of such Preferred Seller under, any provision of (i) the certificate of incorporation or by-laws or other organizational documents of such Preferred Seller, (ii) any contract, lease, license, indenture, agreement, commitment or other legally binding arrangement (a "Contract") to which such Preferred Seller is a party or by which it or any of its properties or assets is bound or (iii) any judgment, order or decree ("Judgment") or statute, law (including common law), ordinance, rule or regulation ("Applicable Law") applicable to such Preferred Seller or any of its properties or assets. No consent, approval, license, permit, order or authorization ("Consent") of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), is required to be obtained or made by or with respect to such Preferred Seller or any of its affiliates in connection with the execution, delivery and performance of this Agreement or the consummation of the Acquisition or the other transactions contemplated to be consummated by it hereby other than compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), if required.

                  SECTION 2.04. THE PREFERRED SHARES. Such Preferred Seller is the record and beneficial owner of, and has good and valid title to, in the case of Sylvan, 15,000 shares of the Class A Preferred Shares, in the case of Pyramid, 5,000 shares of the Class A Preferred Shares and 2,500 shares of the Class B Preferred Shares and, in the case of GE Cap-Eq, 7,500 shares of the Class B Preferred Shares, in each case, free and clear of all Liens. Assuming Purchaser has the requisite power and authority to be the lawful owner of the Preferred Shares, upon delivery to Purchaser at the Closing of certificates representing, in the case of Sylvan, the Class A Preferred Shares owned by it, in the case of Pyramid, the Class A Preferred Shares and the Class B Preferred Shares owned by it and, in the case of GE Cap-Eq, the Class B Preferred Shares owned by it, duly endorsed by such Preferred Seller for transfer to Purchaser, and upon receipt of, in the case of Sylvan, the Sylvan Purchase Price, in the case of Pyramid, the Pyramid Purchase Price, and in the case of GE Cap-Eq, the GE Purchase Price, good and valid title to the Preferred Shares will pass to Purchaser, free and clear of any Liens, other than those arising from acts of Purchaser or its affiliates. Other than this Agreement and the agreements set forth in Schedule 2.04, the Preferred Shares owned by such Preferred Seller are not subject to any voting trust agreement or other Contract, including any Contract restricting or otherwise relating to the voting, dividend rights or disposition of such Preferred Shares. Other than the Preferred Shares owned by such Preferred Seller, such Preferred Seller does not own of record or beneficially any shares of capital stock of the Company.

                  SECTION 2.05. PRIVATE OFFERING. None of such Preferred Seller, its affiliates and its representatives has sold or offered any of the Preferred Shares or any other security of the Company to any person under circumstances that would cause the sales of the Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Assuming the representations of SSC and the Company contained in Section 4.26 and those of Purchaser contained in Section
5.05 are true and correct, the sale and delivery of the Preferred Shares owned by such Preferred Seller hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.

                  SECTION 2.06. NO CLAIMS. None of such Preferred Seller or any of its affiliates is a party to any Contract with the Company, except as disclosed in Schedule 2.06. Other than its rights as the owner of the Preferred Shares owned by it, all of which rights will be sold and transferred to Purchaser at the Closing, none of such Preferred Seller or any of its affiliates has, and from and after the Closing none of them will have, any rights or claims against or in respect of the Company, except as disclosed in Schedule 2.06.

                  SECTION 2.07.  TAXES.  Such Preferred Seller is
not a "foreign person" within the meaning of Section 1445 of the Code (as defined in Section 4.15).

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF SSC

                  SSC hereby represents and warrants to Purchaser, as of the date of this Agreement and as of the Closing Date, as follows:

                  SECTION 3.01. ORGANIZATION, STANDING AND POWER. SSC is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its business as presently conducted. SSC has delivered to Purchaser true and complete copies of its certificate of incorporation and by-laws, in each case as amended through the date of this Agreement.

                  SECTION 3.02. AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. SSC has full power and authority to execute this Agreement and to consummate the sale of the Common Shares and the other transactions contemplated to be consummated by it hereby. The execution and delivery by SSC of this Agreement and the consummation by SSC of the Acquisition and the other transactions contemplated to be consummated by it hereby have been duly authorized by all necessary corporate action on the part of SSC and its sole stockholder. SSC has duly executed and delivered this Agreement, and this Agreement constitutes, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3.03. NO CONFLICTS; CONSENTS. The execution and delivery by SSC of this Agreement do not, and the consummation of the Acquisition and the other transactions contemplated hereby and compliance by SSC with the terms hereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of SSC under, any provision of
(i) the certificate of incorporation or by-laws of SSC, (ii) except as disclosed in Schedule 3.03, any Contract to which SSC is a party or by which it or any of its properties or assets is bound or (iii) any Judgment or Applicable Law applicable to SSC or any of its properties or assets. No Consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to SSC or any of its affiliates in connection with the execution, delivery and performance of this Agreement or the consummation of the Acquisition or the other transactions contemplated hereby, other than compliance with and filings under the HSR Act, if required.

                  SECTION 3.04. THE COMMON SHARES. SSC is the record and beneficial owner of, and has good and valid title to, the Common Shares, free and clear of all Liens. Assuming Purchaser has the requisite power and authority to be the lawful owner of the Common Shares, upon delivery to Purchaser at the Closing of certificates representing the Common Shares, duly endorsed by SSC for transfer to Purchaser, and upon SSC's receipt of the Common Purchase Price, good and valid title to the Common Shares will pass to Purchaser, free and clear of any Liens, other than those arising from acts of Purchaser or its affiliates. Other than this Agreement and the agreements set forth in Schedule 2.04, the Common Shares are not subject to any voting trust agreement or other Contract, including any Contract restricting or otherwise relating to the voting, dividend rights or disposition of the Common Shares.

                  SECTION 3.05. BUSINESS OF SSC. SSC is a holding company, the sole asset of which consists of the Common Shares. SSC is not engaged in any business other than holding the Common Shares.

                  SECTION 3.06. FINANCIAL STATEMENTS.
(a) Schedule 3.06 sets forth SSC's unconsolidated balance sheet as of December 31, 1998 (the "SSC Balance Sheet").

The SSC Balance Sheet has been prepared in conformity with generally accepted accounting principles ("GAAP"), subject to the absence of footnotes, and on that basis fairly presents the financial condition of SSC as of December 31, 1998.

                  (b) Except as set forth in Schedule 3.06, SSC does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), except (i) as disclosed, reflected or reserved against in the SSC Balance Sheet, (ii) for liabilities incurred in the ordinary course of business consistent with past practice since the date of the SSC Balance Sheet and (iii) for Taxes (as defined in Section 4.15).

                  SECTION 3.07. NO CLAIMS. None of SSC or any of its affiliates is a party to any Contract with the Company, except as disclosed in Schedule
2.06 or 3.07. Other than its rights as the owner of the Common Shares, all of which rights will be sold and transferred to Purchaser at the Closing, none of SSC or any of its affiliates has, and from and after the Closing none of them will have, any rights or claims against or in respect of the Company, except as disclosed in Schedule 2.06 or Schedule 3.07.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF
                   SSC AND THE COMPANY RELATING TO THE COMPANY

                  SSC and the Company hereby jointly and severally represent and warrant to Purchaser, as of the date hereof and as of the Closing Date, as follows:

                  SECTION 4.01. ORGANIZATION AND STANDING; BOOKS AND RECORDS.
(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. The Company has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted, other than such franchises, licenses, permits, authorizations and approvals, the lack of which, individually or in the aggregate, would not have a material adverse effect (i) on the business, assets, condition (financial or otherwise), results of operations or prospects of the Company, (ii) on the ability of the Company to perform its obligations under this Agreement or (iii) on the ability of the parties to consummate the Acquisition and the other transactions contemplated hereby (a "Company Material Adverse Effect"). The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Company Material Adverse Effect. A list of the jurisdictions in which the Company is so qualified is set forth in Schedule 4.01. Except as set forth in Schedule 4.01 and except for non-compete agreements set forth in Schedule 4.09, the Company is not subject to, bound by or a party to any Contract, or subject to any charter or other corporate restriction which is reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (b) The Company has delivered to Purchaser prior to the execution of this Agreement true and complete copies of (i) the articles of incorporation and by-laws, each as amended to date, of the Company. Except as and to the extent disclosed in Schedule 4.01, the stock certificate and transfer books and the minute books of the Company (which have been made available for inspection by Purchaser prior to the date hereof) are true and complete.

                  SECTION 4.02. CAPITAL STOCK OF THE COMPANY. The authorized capital stock of the Company consists of 120,565,000 shares of Class A Common Stock, par value $0.001 per share, of which 1,000 shares, constituting the Common Shares, are issued and outstanding, 20,000 shares of Class A Preferred Stock, par value $0.01 per share, of which 20,000 shares, constituting the Class A Preferred Shares, are issued and outstanding, and 10,000 shares of Class B Preferred Stock, par value $0.01 per share, of which 10,000 shares, constituting the Class B Preferred Shares, are issued and outstanding. Except for the Shares, there are no shares of capital stock or other equity securities of the Company issued, reserved for issuance or outstanding. The Shares are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Illinois Business Corporation Act of 1983, the articles of incorporation or by-laws of the Company or any Contract to which the Company is a party or by which the Company is otherwise bound. There are not any bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Shares may vote ("Voting Company Debt"). Except as set forth above and under the Rights Plan and the arrangements for payment of certain fixed sales bonuses ("Fixed Sales Bonuses") pursuant to letter agreements dated January 11, 1999 which provide for a maximum aggregate amount payable by the Company of $912,500, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights or other commitments to which the Company is a party or by which it is bound (i) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any Voting Company Debt, (ii) obligating the Company to issue, grant, extend or enter into any such option, warrant, right, security or other commitment, or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to holders of Shares. Except as provided in the Articles of Incorporation of the Company, as amended, there are not any outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

                  SECTION 4.03. AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. The Company has full power and authority to execute this Agreement and to consummate the transactions contemplated to be consummated by it hereby. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated to be consummated by it hereby have been duly authorized by all necessary corporate action. The Company has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 4.04. NO CONFLICTS; CONSENTS. The execution and delivery by the Sellers and the Company of this Agreement do not, and the consummation of the Acquisition and the other transactions contemplated hereby and compliance by the Sellers and the Company with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to material increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of the Company under, any provision of (i) the articles of incorporation or by-laws of the Company,
(ii) except as disclosed in Schedule 4.04, any Contract to which the Company is a party or by which it or any of its properties or assets is bound or (iii) any Judgment or Applicable Law applicable to the Company or any of its affiliates or any of its properties or assets. No Consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Company or any of its affiliates in connection with the execution, delivery and performance of this Agreement or the consummation of the Acquisition or the other transactions contemplated hereby, other than compliance with and filings under the HSR Act. Except as set forth in Schedule 4.04, no additional Consents from third parties are necessary or appropriate in connection with the execution, delivery and performance of this Agreement or the consummation of the Acquisition or the other transactions contemplated hereby.

                  SECTION 4.05. FINANCIAL STATEMENTS. (a) Schedule 4.05 sets forth the Company's audited balance sheet as of December 31, 1996, and its draft audited balance sheets as of December 31, 1997, and December 31, 1998 (the "Balance Sheet"), and the related statements of operations, stockholders' deficit and cash flows of the Company for the fiscal years then ended, together with the notes to such financial statements and, in the case of the audited financial statements, the report thereon of PricewaterhouseCoopers LLP and, in the case of the draft audited financial statements as of and for the fiscal years ended December 31, 1997 and December 31, 1998, a draft of the report thereon of PricewaterhouseCoopers LLP (collectively and including the financial statements delivered pursuant to Section 6.18, the "Financial Statements"), and drafts of the Company's financial statements as of and for the three months ended March 31, 1999 compared with the three months ended March 31, 1998. The Financial Statements have been prepared in conformity with GAAP consistently applied (except in each case as described in the notes thereto) and on that basis fairly present the financial condition and results of operations and cash flows of the Company as of the respective dates thereof and for the respective periods indicated.

                  (b) The Company does not have any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), except (i) as disclosed, reflected or reserved against in the Balance Sheet and the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the date of the Balance Sheet (or disclosed in the Schedules hereto) and not in violation of this Agreement, (iii) for matters disclosed on Schedule 4.16 or matters that would be required to be disclosed on Schedule 4.16 if such matters related to or involved more than $100,000, (iv) liabilities and obligations under any Contract disclosed in the Schedules hereto or that is not required to be disclosed in the Schedules hereto and (v) for Taxes.

                  SECTION 4.06. ASSETS OTHER THAN REAL PROPERTY INTERESTS. (a) The Company has good and marketable title to all the assets reflected on the Balance Sheet or thereafter acquired, other than those disposed of since the date of the Balance Sheet in the ordinary course of business consistent with past practice, in each case free and clear of all mortgages, liens, security interests, charges, easements, leases, subleases, covenants, rights of way, options, claims, restrictions or encumbrances of any kind (collectively, "Liens"), except (i) such Liens as are set forth in Schedule 4.06 (all of which shall be discharged at or prior to the Closing), (ii) mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the ordinary course of business, Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business and liens for Taxes that are not due and payable or that may thereafter be paid without penalty, (iii) Liens that secure Company Indebtedness that are reflected as liabilities on the Balance Sheet or Liens the existence of which is referred to in the notes to the Balance Sheet and (iv) other imperfections of title or encumbrances, if any, that, individually or in the aggregate, do not materially impair, and could not reasonably be expected materially to impair, the continued use and operation of the assets to which they relate in the conduct of the business of the Company as presently conducted (the Liens described in clauses (ii) and (iv) above, together with the Liens referred to in clauses (iii) and (iv) of Section 4.07, are referred to collectively as "Permitted Liens").

                  (b) This Section 4.06 does not relate to real property or interests in real property, such items being the subject of Section 4.07, or to Intellectual Property, such items being the subject of Section 4.08.

                SECTION 4.07. REAL PROPERTY. The Company does not own any real property. Schedule 4.07 sets forth a complete list of all real property and interests in real property leased by the Company (individually, a "Leased Property"). Except as set forth in Schedule 4.07, the

Company has good and valid title to the leasehold estates in all Leased Property, in each case free and clear of all Liens, except (i) Liens described in clause (ii), (iii) or (iv) of Section 4.06(a), (ii) such Liens as are set forth in Schedule 4.08, (iii) subleases and similar agreements set forth in
Schedule 4.09 and (iv) Liens that have been placed by any landlord or other third party on any Leased Property. None of the items set forth in clause (iv) above, individually or in the aggregate, materially impairs, or could reasonably be expected materially to impair, the continued use and operation of the Leased Property to which they relate in the conduct of the business of the Company as presently conducted.

                  SECTION 4.08.  INTELLECTUAL PROPERTY.

                  (a)      DEFINITIONS.  For purposes of this Agreement:

                  (i) "Intellectual Property" means trademarks and service marks (whether registered or unregistered) and trade names (collectively, "Trademarks"); patents (including any continuations, continuations in part, renewals and applications for any of the foregoing) (collectively, "Patents"); copyrights (including any registrations and applications therefor and whether registered or unregistered) (collectively, "Copyrights"); Software (as defined below); works of authorship; mask works; technology; trade secrets, know-how, proprietary processes, formulae, algorithms, models, user interfaces, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information (collectively, "Trade Secrets"); but excluding any limited copyright license or permission from authors, publishers or other parties to use material in the Company's products that have no future payment obligations.

                  (ii) "Material Inbound License Agreements" means all license agreements granting to the Company any material right to use Intellectual Property, but does not include (w) development tools software under pre-paid license agreements, (x) office automation software used generally in the Company's operations and (y) other software not used in the design, development, maintenance and support, testing, assembly and manufacture of the Company's products, that, in the case of clause (w), (x) or (y), is commercially available for a license fee of less than $100,000 per annum.

                  (iii) "Material Outbound License Agreements" means all license agreements under which the Company grants material rights to others to use Intellectual Property owned by the Company, but does not include agreements with customers for the use of Company products on customary terms granted by the Company to its customers generally ("Customer Agreements").

                  (iv) "Software" means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, and (iv) all documentation, including user manuals and training materials, relating to any of the foregoing.

                  (b) TRADEMARKS, PATENTS AND COPYRIGHTS. (i) Schedule 4.08 sets forth a true and complete list of all United States and foreign (x) Trademark registrations and applications by the Company and material unregistered Trademarks of the Company and (y) copyright registrations and applications by the Company, indicating for each, the applicable jurisdiction, registration number (or application number), and date issued (or date filed). The Company does not own any Patents.

                  (ii) All Trademark registrations in the United States are currently in compliance in all material respects with all legal requirements (including the timely post registration filing of affidavits of use and incontestability and renewal applications) other than any requirement that, if not satisfied, would not result in a cancellation of any such registration or otherwise materially affect the priority and enforceability of the Trademark in question.

                  (iii) Except as set forth in Schedule 4.08, no registered Trademark has been since June 29, 1995 (the "Original Purchase Date"), or is now involved in any material opposition or cancellation proceeding in the United States Patent and Trademark Office. To the knowledge of SSC and the Company, no such action has been threatened in writing since the Original Purchase Date.

                  (iv) Except as set forth in Schedule 4.08, to the knowledge of SSC and the Company, there has been no prior use of any material Trademark by any third party which would confer upon such third party superior rights in any such Trademark.

                  (v) All material Trademarks registered in the United States have been in continuous use by the Company.

                  (c) LICENSE AGREEMENTS. (i) Schedule 4.08 sets forth a true and complete list of Material Inbound License Agreements and Material Outbound License Agreements, indicating for each the title and the parties thereto and the amount of any future royalty or license fee payable thereunder. The Company has made available to the Purchaser true and complete copies of all Material Inbound License Agreements and Material Outbound License Agreements. There is no material outstanding or, to the knowledge of either SSC or the Company, threatened dispute or disagreement with respect to any Material Inbound License Agreement or any Material Outbound License Agreement. Except as set forth in
Schedule 4.08, no Material Outbound License Agreement contains noncompete or other material restrictions on the sale or distribution of the Company's products or services.

                  (ii) Except pursuant to the Material Outbound License Agreements and as set forth in Schedule 4.08, (x) the Company has not granted any third party the right to sublicense, distribute, sell or acquire title to any Intellectual Property of the Company, including the Software comprising the Company's products, and (y) the Company has not granted any third party a license (contingent or otherwise) with respect to the source code for such Software.

                  (d) SOFTWARE. The Software owned by the Company was either:

                  (i) developed by employees of Company within the scope of their employment;

                  (ii) developed by independent contractors who have assigned their rights to the Company pursuant to written agreements; or

                  (iii) otherwise acquired by the Company from a third party on an arm's-length commercially reasonable basis;

in each case, except to the extent that it would not materially impair the Company's right to use or sublicense the Software.

                  The Company's currently marketed and material Software products listed in Schedule 4.08 operate substantially in accordance with the written specifications and end-user documentation approved by the Company, provided such Software is utilized in accordance with the Company's recommended hardware configurations.

                  (e) OWNERSHIP; SUFFICIENCY OF INTELLECTUAL PROPERTY ASSETS. The Intellectual Property owned by the Company is free and clear of all Liens other than Permitted Liens. The Intellectual Property owned by the Company, together with the Company's rights to Intellectual Property under licenses granted to the Company, are all the Intellectual Property rights necessary to operate the Company's business after the Closing in substantially the same manner as such business has been operated by the Company prior thereto. The consummation of the transactions contemplated by this Agreement will not impair the Company's rights to use or sublicense Intellectual Property rights used in the Company's business.

                 (f)PROTECTION OF INTELLECTUAL PROPERTY. The Company enforces a policy of requiring each relevant employee, consultant and contractor to execute confidentiality and work-for-hire agreements substantially in the forms made available to Purchaser that reserve to the Company all rights to any Intellectual Property rights relating to the Company's business and that otherwise appropriately protect the Intellectual Property of the Company, and, to the knowledge of SSC and the Company, except under confidentiality agreements, there has been no disclosure by the Company of material confidential information. Except as set forth in Schedule 4.08, the Company has not provided any third party access to, or the right to modify, any source code of the Software comprising the Company's products.

                  (g) NO INFRINGEMENT BY THE COMPANY. To the knowledge of SSC and the Company, the products used, marketed, sold or licensed by the Company, and the Company's use of the Intellectual Property used in the conduct of the Company's business as currently conducted, do not infringe upon, violate or constitute the unauthorized use of any rights owned or controlled by any third party, including any Intellectual Property of any third party. Except as set forth in Schedule 4.08, (i) no claims are pending or, to the knowledge of SSC and the Company, threatened against the

Company by any person with respect to the ownership, validity, enforceability, effectiveness or use in the business of the Company of any Intellectual Property that would materially impair the Company's right to use or sublicense such Intellectual Property and (ii) since the Original Purchase Date, neither SSC nor the Company has received any written communication alleging that the Company violated any rights relating to Intellectual Property of any person.

                  (h) NO INFRINGEMENT BY THIRD PARTIES. Except as set forth in
Schedule 4.08, to the knowledge of SSC and the Company, no third party is currently misappropriating, infringing, diluting, or violating any Intellectual Property owned or exclusively licensed to the Company, and since May 1, 1996, no such claims have been brought against any third party by the Company.

                 SECTION 4.09. CONTRACTS. (a) Except as set forth in Schedule 4.09, the Company is not a party to or bound by any:

                  (i) employment agreement with any current employee or officer of the Company whose salary is in excess of $100,000, Contract with any current or former director, consultant or independent contractor of the Company that has an aggregate future liability in excess of $75,000 or employment agreement or Contract providing for severance obligation in excess of $50,000;

                  (ii) covenant not to compete or other covenant restricting the development, manufacture, marketing or distribution of the products and services of the Company (it being understood that this does not relate to the scope of licenses granted to the Company);

                  (iii) Contract (other than this Agreement and those agreements set forth in Schedule 2.06) with (A) any Seller or any affiliate of any Seller or (B) any current or former officer or employee of the Company, SSC or any affiliate of SSC (other than employment agreements covered by clause (i) above and other than, in the case of clause (B), any employment agreement or Contract the only obligations under which are severance obligations fully accrued on the Company's balance sheet as of March 31, 1999) that has an aggregate future liability in excess of $75,000;

                  (iv) sublease or similar Contract with any person under which the Company is a sublessor of, or makes available for use to any person, any Leased Property;

                  (v) lease, sublease or similar Contract with any person under which (A) the Company is lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by any person or (B) the Company is a lessor or sublessor of, or makes available for use by any person, any tangible personal property owned or leased by the Company, in any such case which has an aggregate future liability or receivable, as the case may be, in excess of $100,000;

                  (vi) (A) continuing Contract for the future purchase of materials, supplies or equipment (other than hardware pass-through contracts in the ordinary course of business consistent with past practice), (B) management, service, consulting or other similar Contract or (C) advertising agreement or arrangement; in any such case which has an aggregate future liability to any person in excess of $150,000;

                  (vii) Contract under which the Company has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any person or any other note, bond, debenture or other evidence of indebtedness of the Company;

                  (viii) Contract (including any so-called take-or-pay or keepwell agreements) under which (A) any person has directly or indirectly guaranteed indebtedness, liabilities or obligations of the Company or (B) the Company has directly or indirectly guaranteed indebtedness, liabilities or obligations of any person, (in each case other than endorsements for the purpose of collection in the ordinary course of business);

                  (ix) Contract under which the Company has, directly or indirectly, made any advance or loan to, or other investment in, any person, other than employee travel and relocation loans and allowances that individually are not in excess of $10,000;

                  (x) Contract granting a Lien upon any asset of the Company;

                  (xi) Contract providing for indemnification of any person with respect to liabilities relating to any former business of the Company or any predecessor person;

                  (xii) a power of attorney (other than a power of attorney given in the ordinary course of business with respect to routine tax matters);

                  (xiii) a Contract (including a sales order) involving the (x) future obligation of the Company to deliver products or services for payment of more than $150,000 or (y) obligation of the Company extending for a term more than 365 days from the date of this Agreement and involving a future obligation of more than $100,000 (in the case of either clause (x) or clause (y), unless terminable without payment or penalty upon no more than 60 days' notice);

                  (xiv) a Contract for the sale of any asset of the Company (other than inventory sales in the ordinary course of business) or the grant of any preferential rights to purchase any such asset or requiring the consent of any party to the transfer thereof;

                  (xv) a Contract with any Governmental Entity (other than any school or school district);

                  (xvi) a currency exchange, interest rate exchange, commodity exchange or similar Contract;

                  (xvii) a Contract for any joint venture, partnership or similar arrangement;

                  (xviii) a Contract providing for the services of any dealer, distributor, sales representative, franchisee or similar representative involving the payment or receipt over the past year in excess of $100,000 by the Company;

                  (xix) other Contract that has an aggregate future liability to any person in excess of $150,000 and is not terminable by the Company by notice of not more than 60 days for a cost of less than $25,000 (other than purchase orders and sales orders); or

                  (xx) a Contract other than as set forth above to which the Company is a party or by which it or any of its assets or properties is bound or subject that is material to the business of the Company or the use or operation of its assets, properties or businesses.

                  (b) Except as set forth in Schedule 4.09, all Contracts listed in the Schedules (the "Company Contracts") are valid, binding and in full force and effect and are enforceable by the Company in accordance with their terms except as to the availability of equitable remedies. Except as set forth in
Schedule 4.09, the Company has performed all material obligations required to be performed by it to date under the Company Contracts, and it is not (with or without the lapse of time or the giving of notice, or both), and it is not alleged in writing to be, in breach or default in any material respect thereunder and, to the knowledge of SSC and the Company, no other party to any Company Contract is (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder. Neither SSC nor the Company has, except as disclosed in the applicable Schedule, received any notice of the intention of any party to terminate any Company Contract. Complete and correct copies of all Company Contracts, together with all modifications and amendments thereto, have been made available to Purchaser.

                  SECTION 4.10. INVENTORY. Each item of inventory of the Company, whether reflected on the Balance Sheet or subsequently acquired, (a) net of any applicable reserves, is free of any material defect or deficiency,
(b) net of any applicable reserves, is in good, usable and currently marketable condition in the ordinary course of the business of the Company and (c) is properly reflected in the books and records of the Company at the lesser of cost and fair market value, with adequate obsolescence reserves, all as determined in accordance with GAAP.

                  SECTION 4.11. PERSONAL PROPERTY. Each material item of personal property of the Company is in good working order (ordinary wear and tear excepted), is free from any material defect and has been maintained in all material respects in accordance with the past practice of the Company, and no repair, replacement or regularly scheduled maintenance relating to any such item has been deferred. All leased personal property of the Company is in all material respects in the condition required of such property by the terms of the lease applicable thereto.

                  SECTION 4.12. RECEIVABLES. All the accounts receivable of the Company (a) represent actual indebtedness incurred by the applicable account debtors, (b) have arisen from bona fide transactions and (c) are good and collectible at the aggregate recorded amounts thereof, net of any applicable reserves for doubtful accounts reflected on the Balance Sheet. Since the date of the Balance Sheet, there have not been any write-offs as uncollectible of any customer accounts receivable of the Company, except for write-offs in the ordinary course of the business of the Company and consistent with past practice.

                  SECTION 4.13.  PERMITS.  Schedule 4.13 sets forth
all material certificates, licenses, permits, authorizations and approvals ("Permits") issued or granted to the Company.
Except as set forth in Schedule 4.13, (i) all such Permits are validly held by the Company, and the Company has complied in all material respects with all terms and conditions thereof, (ii) since May 1, 1996, neither SSC nor the Company has received written notice of any suit, action or proceeding (a "Proceeding") relating to the revocation or modification of any such Permits, the loss of which, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect, and
(iii) none of such Permits will be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. All Permits that are held in the name of any employee, officer, director, stockholder, agent or otherwise on behalf of the Company shall be deemed included under this warranty.

                  SECTION 4.14. INSURANCE. The Company maintains policies of fire and casualty, liability and other forms of insurance in such amounts, with such deductibles and against such risks and losses as are, in SSC's and the Company's judgment, reasonable for the business and assets of the Company. The insurance policies maintained with respect to the Company and its assets and properties are set forth on Schedule 4.14. All such policies are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that are not yet, but may be, required to be paid with respect to any period ending prior to the Closing
Date), and no notice of cancellation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. Except as set forth in Schedule 4.14, to the knowledge of SSC and the Company, the activities and operations of the Company have been conducted in a manner so as to conform in all material respects to all applicable provisions of such insurance policies.

                  SECTION 4.15.  TAXES.  (a)  For purposes of this
Agreement:

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Post-Closing Tax Period" shall mean any taxable period (or portion thereof) that begins after the Closing Date.

                  "Pre-Closing Tax Period" shall mean all taxable periods (or portions thereof) ending on or before the Closing Date.

                  "Tax" or "Taxes" shall mean all Federal, state, county, local, municipal, foreign and other taxes, assessments, duties or similar charges of any kind whatsoever, including all corporate franchise, income, sales, use, ad valorem, receipts, value added, profits, license, withholding, payroll, employment, excise, premium, property, customs, net worth, capital gains, transfer, stamp, documentary, social security, environmental, alternative minimum, occupation, recapture and other taxes, and including all interest, penalties and additions imposed with respect to such amounts, and all amounts payable pursuant to any agreement or arrangement with respect to Taxes.

                  "Taxing Authority" shall mean any domestic, foreign, Federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority.

                  "Tax Return" or "Tax Returns" shall mean all returns, declarations of estimated tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of the foregoing, filed or to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes.

                  "Transfer Tax" means any transfer, documentary, recording, stamp, sales, intangibles, ad valorem or other similar transactional tax.

                  (b) Except as set forth in Schedule 4.15, (i) the Company and any affiliated group, within the meaning of Section 1504 of the Code, of which the Company is or has been a member, has filed or caused to be filed in a timely manner (within any applicable extension periods) all material Tax Returns required to be filed by the Code or by applicable state, local or foreign tax laws, (ii) all material Taxes with respect to taxable periods covered by such Tax Returns, and all other material Taxes for which the Company or any such group is or might otherwise be liable have been timely paid in full or will be timely paid in full by the due date thereof and the most recent Financial Statements reflect an adequate reserve (in accordance with GAAP) for all Taxes payable by the Company for all taxable periods and portions thereof through the date of such Financial Statements, and (iii) no Liens exist for Taxes (other than Liens for Taxes not yet due and payable) with respect to any of the assets or properties of the Company or any such group.

                  (c) No Tax Returns of the Company or any affiliated group of which the Company is or has ever been a member have ever been examined by the Internal Revenue Service. No Tax Returns of the Company or any such group are under audit or examination by any Taxing Authority, and no written notice of any such audit or examination has been received by the Company or any such group.

                  (d) Any deficiency resulting from any audit or examination relating to Taxes by any Taxing Authority has been timely paid. No issues relating to Taxes were raised in writing by the relevant Taxing Authority in any completed audit or examination that can reasonably be expected to recur in a later taxable period. The Tax Returns of the Company, SSC and JLC Holdings, Inc. with respect to Federal income Taxes have been examined by the Internal Revenue Service, or the statute of limitations with respect to the assessment or collection of the relevant Tax liability has expired, for all taxable periods through and including the year ended December 31, 1994. The Company has made available to Purchaser documents setting forth the dates of the most recent audits or examinations of the Company or any affiliated group of which the Company is or has ever been a member by any Taxing Authority in respect of Federal, foreign and state and local Taxes for all taxable periods for which the statute of limitations has not yet expired.

                  (e) Except as set forth in Schedule 4.15, neither the Company nor the affiliated group that includes the Company, SSC and JLC Holdings, Inc. is party to or bound by any tax-sharing agreement, tax indemnity obligation or similar agreement, arrangement or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Taxing Authority).

                  (f) Other than deferred revenue of $22,976,000 as of December 31, 1998, neither the Company nor the affiliated group that includes the Company, SSC and JLC Holdings, Inc. shall be required to include in a taxable period ending after the Closing Date taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or any comparable provision of state, local, or foreign Tax law, or for any other reason.

                  (g) None of SSC, JLC Holdings, Inc. or any of its affiliates has made with respect to the Company or the affiliated group that includes the Company, SSC and JLC

Holdings, Inc., or any property held by the Company or such group, any consent under Section 341 of the Code, no property of the Company or such group is "tax exempt use property" within the meaning of Section 168(h) of the Code, neither the Company nor such group is a party to any lease made pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, and none of the assets of the Company or such group is subject to a lease under Section 7701(h) of the Code or under any predecessor section thereof.

                  (h) Except as set forth in Schedule 4.15, (i) neither the Company nor any affiliated group of which the Company is or has ever been a member has outstanding any agreements or waivers extending, or having the effect of extending, the statute of limitations with respect to the assessment or collection of any Tax, (ii) other than extensions to file for the year ended December 31, 1998, neither the Company nor any affiliated group, within the meaning of Section 1504 of the Code, of which the Company is or has been a member, has requested any extension of time within which to file any Tax Return, which return has not yet been filed, and (iii) no power of attorney with respect to any Taxes has been executed or filed with any Taxing Authority by or on behalf of the Company or any affiliated group of which the Company is or has ever been a member.

                  (i) The Company and any affiliated group of which the Company is or has ever been a member have complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code or any comparable provision of any state, local or foreign laws) and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over to the proper Taxing Authorities all amounts required to be so withheld and paid over under Applicable Laws.

                  (j) The Company has delivered to Purchaser for inspection (i) complete and correct copies of all Federal and other material Tax Returns of the Company and any affiliated groups of which the Company is or has ever been a member relating to Taxes for all taxable periods beginning on or after June 29, 1995 and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents, submitted by, received by or agreed to by or on behalf of the Company or any such group, or, to the extent related to the income, business, assets, operations, activities or status of the Company or any such group, submitted by, received by or agreed to by or on behalf of any affiliated group of which the Company is or has ever been a member, and relating to Taxes for all taxable periods for which the statute of limitations has not yet expired.

                  (k) Schedule 4.15 sets forth (i) each jurisdiction in which the Company or the affiliated group that includes the Company, SSC and JLC Holdings, Inc. joins or has joined for any taxable period ending after 1995 in the filing of any consolidated, combined or unitary Tax Return, and (ii) the common parent corporation and the other individual members of the consolidated, combined or unitary group filing such Tax Return.

                  (l) Schedule 4.15 sets forth each state, county, local, municipal or foreign jurisdiction in which the Company or any affiliated group of which the Company is or has ever been a member files, is required to file or has been required to file a Tax Return relating to state and local income, franchise, license, excise, net worth, property or sales and use taxes or is or has been liable for any Taxes on a "nexus" basis at any time for taxable periods ending after 1995.

                  (m) There is no accrual for deferred Taxes (whether on a gross or net basis) reflected on the Company's most recent balance sheet included in the Financial Statements.

                  (n) The Company is not a "United States real property holding corporation" within the meaning of Section 897 of the Code.

                  (o) SSC is not a "foreign person" within the meaning of
Section 1445 of the Code.

                  (p) On the Closing Date and immediately prior to the Closing, the Company will be a member of the consolidated group, within the meaning of Treasury Regulation Section 1.1502-1(h), of which JLC Holdings, Inc. is the common parent and which includes SSC, and such consolidated group will actually file a consolidated Federal income Tax Return for the taxable year including the Closing Date.

                  (q) Schedule 4.15 sets forth the following information with respect to the Company as of December 31, 1997: (i) the amount of any net operating loss carryforwards of the Company, (ii) the amount of any deferred gain or loss allocable to the Company or such group arising out of any deferred intercompany transaction, and

(iii) the aggregate Tax basis in the Company's assets, in each case determined after giving effect to the amended Tax Returns described in Section 6.09(g) but without regard to any Tax attribute reduction after the date hereof pursuant to
Section 108(b) of the Code.

                  SECTION 4.16. PROCEEDINGS. Schedule 4.16 sets forth a list of each pending or, since May 1, 1996, threatened Proceeding or claim with respect to which SSC or the Company has been contacted in writing by counsel for the plaintiff or claimant, against or affecting the Company or its properties, assets, operations or business and that (a) relates to or involves more than $100,000 or (b) may give rise to any legal restraint on or prohibition against the transactions contemplated by this Agreement. Except as set forth in Schedule 4.16, none of the Proceedings or claims listed in Schedule 4.16 as to which there is at least a reasonable possibility of adverse determination would have, if so determined, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth in Schedule 4.16, to the knowledge of SSC and the Company, there are no unasserted claims of the type that would be required to be disclosed in Schedule 4.16 if counsel for the claimant had contacted the Company that are considered probable of assertion and that if asserted would have at least a reasonable possibility of an adverse determination. To the knowledge of SSC and the Company, except as set forth in Schedule 4.16, the Company is not a party or subject to or in default under any Judgment. Except as set forth in
Schedule 4.16, as of the date of this Agreement there is not any Proceeding or claim by the Company pending, or which the Company intends to initiate, against any other person. Except as set forth in Schedule 4.16, to the knowledge of SSC and the Company, there is no pending or threatened investigation of the Company.

                  SECTION 4.17. EMPLOYEE BENEFIT PLANS. (a) Schedule 4.17 contains a list of each "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (a "Pension Plan"), "employee welfare benefit plan" (as defined in
Section 3(1) of ERISA) (a "Welfare Plan"), and each other written plan, arrangement or policy relating to stock options, stock purchases, compensation, deferred compensation, severance, fringe benefits or other employee benefits, in each case maintained or contributed to, or required to be maintained or contributed to, by the Company or any other person or entity that, together with the Company, is or was treated as a single employer under Section 414(b), (c),
(m) or (o) of the Code (each, together
with the Company, a "Commonly Controlled Entity") for the benefit of any present or former officers, employees, agents, directors or independent contractors of the Company (all the foregoing being herein called "Company Plans"). The Company has made available to Purchaser true, complete and correct copies of (i) each Company Plan, (ii) the most recent annual reports on Form 5500 (including all schedules and attachments thereto) filed with the Internal Revenue Service with respect to each Company Plan (if any such report was required by Applicable
Law), (iii) the most recent summary plan description (or similar document) for each Company Plan for which such a summary plan description is required by Applicable Law or was otherwise provided to plan participants or beneficiaries and (iv) each trust agreement and insurance or annuity contract or other funding or financing arrangement relating to any Company Plan.

                  (b) Each Company Plan has been administered in all material respects in accordance with its terms. The Company and all the Company Plans are in compliance in all material respects with the applicable provisions of ERISA, the Code, all other Applicable Laws and the terms of any applicable collective bargaining agreements. There are no investigations by any Governmental Entity, termination proceedings or other claims (except routine claims for benefits payable under the Company Plans) or proceedings against or involving any Company Plan or asserting any rights to or claims for benefits under any Company Plan that could give rise to any liability that could reasonably be expected to have a Company Material Adverse Effect.

                  (c) Each Company Pension Plan that is intended to be a tax-qualified plan has been the subject of a determination letter from the Internal Revenue Service to the effect that such Company Pension Plan and related trust is qualified and exempt from Federal income taxes under Sections 401(a) and 501(a), respectively, of the Code and no such determination letter has been revoked, and, to the knowledge of SSC and the Company, the Internal Revenue Service has not threatened to revoke any such determination letter. The Company has made available to Purchaser a copy of the most recent determination letter received with respect to each Company Pension Plan for which such a letter has been issued.

                  (d) Neither the Company, nor any of the Company Plans or any trusts created thereunder, nor any trustee or administrator thereof, has engaged in a "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA) which would cause the Company or the Company Plans (or related trusts) to become subject to any penalty under such applicable ERISA or Code provisions that could reasonably be expected to have a Company Material Adverse Effect.

                  (e) No Company Plan is subject to Part 3 of Subtitle B of Title I of ERISA or Title IV of ERISA or Section 412 of the Code and neither the Company nor any Commonly Controlled Entity contributes to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) or has withdrawn from any such multiemployer plan where such withdrawal has resulted or would result in any "withdrawal liability" (within the meaning of Section 4201 of ERISA) that has not been fully paid.

                  (f) Schedule 4.17 discloses each Welfare Plan which is funded through a "welfare benefit fund", as such term is defined in Section 419(e) of the Code, or other funding mechanism. Except as disclosed on Schedule 4.17, the Company does not have any obligations for retiree welfare benefits (other than COBRA payments) under any Company Plan. Each Welfare Plan may be amended or terminated prospectively, within a period of 90 days without the imposition of any material liability to the Company for additional benefits not accrued as of such amendment or termination.

                  (g) Except as set forth in Schedule 4.17, as a result of the transactions contemplated by this Agreement, no employee of the Company will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Company Plan or Contract and no amount payable to any employee would be characterized as an "excess parachute payment" (as such term is defined in Section 280G of the Code).

                  SECTION 4.18. ABSENCE OF CHANGES OR EVENTS. Except as set forth in Schedule 4.18, since December 31, 1998, there has not been any material adverse change in the business, assets, condition (financial or otherwise), results of operations or prospects of the Company. Except as set forth in
Schedule 4.18, since December 31, 1998, the business of the Company has been conducted in the ordinary course and in substantially the same manner as previously conducted. Except as set forth in Schedule 4.18, since December 31, 1998, to the date of this Agreement, neither the SSC nor the Company has taken any action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 6.01.

                  SECTION 4.19.  COMPLIANCE WITH APPLICABLE LAWS.
(a) Except as set forth in Schedule 4.19, the Company is in compliance with all Applicable Laws, except for instances of noncompliance that, individually or in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in
Schedule 4.19, neither SSC nor the Company has received any written communication since May 1, 1996, from any Governmental Entity that alleges that the Company is not in compliance with any Applicable Law. This Section 4.19(a) does not relate to matters with respect to Taxes, which are the subject of
Section 4.15, or to environmental matters, which are the subject of Section 4.19(b).

                  (b) (i) The Company is in compliance in all material respects with all Environmental Laws (as defined below), and the Company holds all material permits, licenses, orders, approvals and other authorizations required under Environmental Laws for the Company to conduct its business as currently conducted; (ii) neither SSC nor the Company has received any written notice of a pending or threatened action, demand, investigation or inquiry by any Governmental Entity or other person relating to any actual or alleged violations of Environmental Law or any actual or potential obligation to investigate or take any other action relative to the release or threatened release of any Hazardous Substances (as defined below); (iii) to the knowledge of SSC and the Company, the Company has not released or disposed of, or otherwise handled or permitted the release or disposal of, any Hazardous Substances that could reasonably be expected to result in any liability under any Environmental Law;
(iv) there are no underground storage tanks on or under any property operated or leased by SSC or the Company; and (v) all information, data, studies, assessments, audits or other evaluations related to compliance and or liability of SSC or the Company under Environmental Laws of which SSC or the Company is aware have been made available to the Purchaser.

                  The term "Environmental Law" means the common law and all Federal, state or local statutes, regulations, ordinances, permits and permit conditions, administrative and judicial orders, consent decrees, notice letters, demands or any other governmental requirement relating to health, safety, the environment (including without limitation ambient air, indoor air, surface and groundwater, surface and subsurface soils and other natural resources), or to the manufacture, generation, processing, distribution, use, treatment, storage, handling, transportation or disposal of Hazardous Substances. Such laws specifically include but are not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and

Recovery Act ("RCRA"), 42 U.S.C. 6901 ET SEQ., as amended; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. 2601 ET SEQ., as amended; and the Clean Water Act, 33 U.S.C. 1251 ET SEQ., as amended; the Clean Air Act, 42 U.S.C. 7401 ET SEQ., as amended.

                  The term "Hazardous Substances" means hazardous substances, pollutants, hazardous constituents, contaminants, toxic substances or any other chemicals, waste or materials of any kind whatsoever including, without limitation, crude oil, petroleum, or any fraction thereof.

                  SECTION 4.20. EMPLOYEE AND LABOR MATTERS. (a) None of the Company's employees are covered by a collective bargaining agreement, no union organizational efforts with respect to any employees of the Company are pending or, to the knowledge of SSC and the Company, are threatened and, to the knowledge of SSC and the Company, there is no labor dispute, strike, work stoppage or slowdown pending or threatened that may in any material respect interfere with the business of the Company or any material liability relating to any unfair labor or employment practices or any charge or complaint by the National Labor Relations Board or by any other comparable agency pending or threatened against the Company.

                  (b) No employee of the Company is, to the knowledge of SSC and the Company, a party to or bound by any Contract, or subject to any Judgment that may interfere with the use of such person's best efforts to promote the interests of the Company, may conflict with the transactions contemplated hereby or that has had or could reasonably be expected to have a Company Material Adverse Effect. To the knowledge of SSC and the Company, no activity of any employee of the Company as or while an employee of the Company caused a material violation of any employment contract, confidentiality agreement, or other Contract to which such employee was a party. To the knowledge of SSC and the Company, neither the execution and delivery of this Agreement nor the consummation of the Acquisition will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract under which any such employee is now obligated.

                  SECTION 4.21. TRANSACTIONS WITH AFFILIATES. Except as set forth in Schedule 4.21, none of the Contracts set forth in Schedule 2.06 or 4.09 between the Company, on the one hand, and any Seller or any of its affiliates, on the other hand, will continue in effect subsequent to the Closing.

                  SECTION 4.22. EFFECT OF TRANSACTION. To the knowledge of SSC and the Company, no creditor, employee, client, customer or other person having a material business relationship with the Company has materially changed, or informed SSC or the Company that such person intends to materially change, such relationship because of the purchase and sale of the Company or the consummation of any other transaction contemplated hereby.

                  SECTION 4.23. DISCLOSURE. No representation or warranty of SSC or the Company contained in this Agreement, and no written statement directly or indirectly made to or for the benefit of Purchaser contained in any document, certificate or Schedule furnished or to be furnished by or on behalf of SSC or the Company to Purchaser pursuant to this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact, or omits or will omit on the Closing Date to state any material fact necessary, in light of the circumstances under which it was or will on the Closing Date be made, in order to make the statements herein or therein not misleading; PROVIDED, HOWEVER, that no such representation or warranty is made as to any Projected Disclosures (as defined in the next sentence). To the extent that any document, certificate or Schedule referenced above relates to projections or predictions as to future performance (in any case, a "Projected Disclosure"), such Projected Disclosure, when made, was based upon assumptions reasonably believed in good faith to be reasonable by the person making such Projected Disclosure.

                  SECTION 4.24. SUPPLIERS. Except as set forth in Schedule 4.24, between December 31, 1998 and the date of this Agreement, the Company has not entered into or made any Contract or commitment for the purchase of merchandise other than in the ordinary course of business consistent with past practice. Except for the suppliers named in Schedule 4.24, the Company does not have any supplier from whom it purchased more than 5% of the total amount of goods and services which it purchased during its most recent full fiscal year. Except as set forth in Schedule 4.24, since December 31, 1998, there has not been (i) any material adverse change in the business relationship of the Company with any supplier of merchandise named in Schedule 4.24 or (ii) any change in any material term (including credit terms) of the supply agreements or related arrangements with any such supplier.

                  SECTION 4.25.  CUSTOMERS.  Schedule 4.25 sets
forth the top 10 customers of the Company on the basis of total sales during its most recent full fiscal year. Except as set forth in Schedule 4.25, since December 31, 1998, there has not been (i) any material adverse change in the business relationship of the Company with any significant customer of the Company or (ii) any change in any material term (including credit terms) of the sales agreements or related agreements with any such customer. During the past year, the Company has not received any customer complaint concerning its products and services, nor has it had any of its products returned by a purchaser thereof, other than (x) complaints and (y) returns in the ordinary course of business, in the case of either clause (x) or clause (y), that, individually or in the aggregate, have not had and could not reasonably be expected to have a Company Material Adverse Effect.

                  SECTION 4.26. PRIVATE OFFERING. None of SSC, the Company, their affiliates and their representatives has issued, sold or offered any security of the Company to any person under circumstances that would cause the sales of the Shares, as contemplated by this Agreement to be subject to the registration requirements of the Securities Act. Assuming the representations of Purchaser contained in Section 5.05 are true and correct, the sale and delivery of the Shares hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.

                  SECTION 4.27. SUBSIDIARIES. The Company does not have any subsidiaries and, except as set forth in Schedule 4.27, does not own, directly or indirectly, any capital stock or other ownership interest in any person.

                  SECTION 4.28. YEAR 2000. The Company has engaged in a reasonably appropriate process of assessment of the existence of limitations in the capacity of its hardware and software systems associated with information processing and delivery, billing, payables, management, operations or services operated by or otherwise reasonably necessary to the business operations of the Company (collectively, the "Systems") to handle date information and avoid date processing errors arising from the advent of the year 2000 ("Year 2000 Problems"). Additionally, the Software currently and previously licensed and sold by the Company to its customers has been analyzed for Year 2000 Problems. Except with respect to the Systems and the Software identified on Schedule 4.28, the Company has adopted or is implementing a plan of correction that the Company reasonably believes will result in a substantial elimination of Year 2000 Problems. SSC and the Company believe that the assessment and correction of Year 2000 Problems, which if not corrected, individually or in the aggregate would have a

Company Material Adverse Effect, will be completed on or prior to October 31, 1999.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser hereby represents and warrants to Sellers and the Company, as of the date of this Agreement and as of the Closing Date, as follows:

                  SECTION 5.01. ORGANIZATION, STANDING AND POWER. Purchaser is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to acquire and own the Shares.

                  SECTION 5.02. AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY. Purchaser has full power and authority to execute this Agreement and to consummate the Acquisition and the other transactions contemplated to be consummated by it hereby. The execution and delivery by Purchaser of this Agreement and the other transactions contemplated to be consummated by it hereby have been duly authorized by all necessary corporate action. Purchaser has duly executed and delivered this Agreement and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 5.03. NO CONFLICTS; CONSENTS. The execution and delivery by Purchaser of this Agreement do not, and the consummation of the Acquisition and the other transactions contemplated hereby and compliance by Purchaser with the terms hereof will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Purchaser under, any provision of (i) the certificate of incorporation or by-laws of Purchaser, (ii) any Contract to which Purchaser is a party or by which it or any of its properties or assets is bound or (iii) any Judgment or Applicable Law applicable to Purchaser or any of its properties or assets. No Consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Purchaser or its affiliates in connection with the execution, delivery and performance of this

Agreement or the consummation of the Acquisition or the other transactions contemplated hereby, other than compliance with and filings under the HSR Act.

                  SECTION 5.04. FINANCING. Purchaser has received commitment letters dated May 6, 1999, May 12, 1999 and May 3, 1999, respectively, from The Northwestern Mutual Life Insurance Company, NationsBanc Montgomery Securities LLC and SG Capital Partners LLC and has delivered copies of same to the Company and each of the Sellers. If all applicable conditions of such commitment letters are satisfied, the funds to be provided to Purchaser thereunder will provide Purchaser with sufficient financial resources, together with the equity investment contemplated by Purchaser, to consummate the Acquisition. To the knowledge of Purchaser, as of the date of this Agreement none of such commitment letters has been modified or terminated.

                  SECTION 5.05. SECURITIES ACT. The Shares to be purchased by Purchaser pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof, and Purchaser will not offer to sell or otherwise dispose of the Shares so acquired by it in violation of any of the registration requirements of the Securities Act.

                                   ARTICLE VI

                                    COVENANTS

                 SECTION 6.01. COVENANTS RELATING TO CONDUCT OF BUSINESS. (a) Except for matters set forth in Schedule 6.01 or otherwise expressly permitted by the terms of this Agreement, from the date of this Agreement to the Closing, SSC shall cause the business of the Company to be conducted, and the Company shall conduct its business, in the usual, regular and ordinary course in substantially the same manner as previously conducted and SSC shall cause the Company to, and the Company shall, use all reasonable efforts to keep intact its business, keep available the services of its current employees and preserve its relationships with customers, suppliers, licensors, licensees, distributors and others with whom it deals. SSC shall not, and shall not permit the Company to, and the Company shall not, take any action that would, or that could reasonably be expected to, result in any of the conditions to the purchase and sale of the Shares set forth in Article VII not being satisfied. In addition (and without limiting the generality of the foregoing), except as set forth in Schedule 6.01 or otherwise expressly permitted or required by the terms of this Agreement, from the date of this Agreement to the Closing, SSC shall not permit the Company to, and the Company shall not, do any of the following without the prior written consent of Purchaser:

                  (i) amend its articles of incorporation or by-laws;

                  (ii) declare or pay any dividend or make any other distribution to SSC, Sylvan, Pyramid or GE Cap-Eq or any of their affiliates;

                  (iii) redeem or otherwise acquire any shares of its capital stock or issue any capital stock or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock;

                  (iv) adopt or amend any Company Plan (or any plan that would be a Company Plan if adopted);

                  (v) grant to any officer or employee any increase in compensation or benefits, except to nonmanagement employees in the ordinary course of business and consistent with past practice or as may be required under existing agreements and except for any increases for which SSC shall be solely obligated;

                  (vi) incur or assume any liabilities, obligations or indebtedness for borrowed money or guarantee any such liabilities, obligations or indebtedness, other than in the ordinary course of business and consistent with past practice; PROVIDED, HOWEVER, that in no event shall the Company incur or assume any long-term indebtedness for borrowed money other than additional borrowings under the Foothill Facility in the ordinary course of business;

                  (vii) permit, allow or suffer any of its assets to become subjected to any Lien of any nature whatsoever that would have been required to be set forth in Schedule 4.05 or 4.06 if existing on the date of this Agreement;

                  (viii) cancel any material indebtedness (individually or in the aggregate) or waive any claims or rights of substantial value;

                  (ix) pay, loan or advance any amount to, or sell, transfer or lease any of its assets to, or enter into any agreement or arrangement with, SSC, Sylvan, Pyramid or GE Cap-Eq or any of their affiliates, except, in the case of Sylvan, as set forth in Schedule 6.01;

                  (x) make any change in any method of accounting or accounting practice or policy other than those required by GAAP;

                  (xi) acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets (other than inventory) that are material;

                  (xii) make or incur any capital expenditure that is not currently approved in writing or budgeted and that, individually, is in excess of $25,000 or make or incur any such expenditures which, in the aggregate, are in excess of $100,000;

                  (xiii) sell, lease, license or otherwise dispose of any of its assets, except inventory sold in the ordinary course of business and consistent with past practice;

                  (xiv) enter into any lease of real property, except any renewals of existing leases in the ordinary course of business and consistent with past practice, with respect to which Purchaser shall have the right to participate;

                  (xv) modify, amend, terminate or permit the lapse of any lease of, or reciprocal easement agreement, operating agreement or other material agreement relating to, real property (except modifications or amendments associated with renewals of existing leases in the ordinary course of business and consistent with past practice, with respect to which Purchaser shall have the right to participate); or

                  (xvi) authorize any of, or commit or agree to take, whether in writing or otherwise, to do any of, the foregoing actions.

                  (b) ADVISE OF CHANGES. From the date of this Agreement to the Closing, SSC and the Company shall promptly advise Purchaser in writing of the occurrence of any matter or event that is material to the business, assets, condition (financial or otherwise) or results of operations of the Company.

                 (c) AFFIRMATIVE COVENANTS. Until the Closing, SSC shall cause the Company to, and the Company shall:

                  (i) maintain its assets in the ordinary course of business in good operating order and condition, reasonable wear and tear excepted;

                  (ii) upon any damage, destruction or loss to any asset, apply any and all insurance proceeds received with respect thereto to the prompt repair, replacement and restoration thereof to the condition of such asset before such event or, if required, to such other (better) condition as may be required by Applicable Law; and

                  (iii) maintain its level and quality of inventory and supplies in the ordinary course of business in a manner consistent with its practices in place as of December 31, 1998.

                 (d) CONSULTATION. In connection with the continuing operation of the business of the Company between the date of this Agreement and the Closing, SSC and the Company shall use reasonable efforts to consult in good faith on a regular and frequent basis with the representatives of Purchaser to report material operational developments and the general status of ongoing operations pursuant to procedures reasonably requested by Purchaser or such representatives. SSC and the Company acknowledge that any such consultation in and of itself shall not constitute a waiver by Purchaser of any rights it may have under this Agreement, and that Purchaser shall not have any liability or responsibility for any actions of SSC or the Company or any of its officers or directors with respect to matters that are the subject of such consultations; PROVIDED, HOWEVER, that any written consents or approvals given pursuant to
Section 9.03 in connection with the consultation contemplated by this Section 6.01(d) shall be binding in accordance with their terms.

                  (e) INSURANCE. SSC shall use all commercially reasonable efforts to cause the Company to, and the Company shall use all commercially reasonable efforts to, keep all insurance policies set forth in Schedule 4.14 or suitable replacements therefor in full force and effect through the close of business on the Closing Date.

                  SECTION 6.02.  NO SOLICITATION.  From the date of
this Agreement to the earlier to occur of the Closing or termination hereof in accordance with Article IX, none of Sellers, any of their affiliates and the Company shall, nor shall they permit any of their respective officers, directors or stockholders or other representatives to, directly or indirectly, (i) solicit, initiate or encourage any "other bid", (ii) enter into any agreement with respect to any other bid or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any other bid. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any officer, director, stockholder or other representative of any Seller, the Company or any affiliate of any Seller, whether or not such person is purporting to act on behalf of any Seller, the Company or any other affiliate of any Seller or otherwise, shall be deemed to be a breach of this Section 6.02. In the event that any Seller, the Company or any affiliate of any Seller receives a proposal relating to any such transaction, such Seller or the Company shall promptly advise Purchaser of such proposal. As used in this Section 6.02, "other bid" shall mean any proposal for a merger, consolidation, sale of securities, sale of substantial assets or similar transaction involving the Company, other than (A) the transactions contemplated by this Agreement and (B) the sale of inventory in the ordinary course of business.

                  SECTION 6.03. ACCESS TO INFORMATION. SSC shall, and shall cause the Company to, and the Company shall, afford to Purchaser and its lenders and their accountants, counsel and other representatives reasonable access, upon reasonable notice during normal business hours during the period prior to the Closing, to all the personnel, properties, books, Contracts, commitments, Tax Returns and records of SSC and the Company, and, during such period shall furnish promptly to Purchaser any information concerning SSC or the Company as Purchaser may reasonably request.

                  SECTION 6.04. CONFIDENTIALITY. (a) Purchaser acknowledges that the information being provided to it in connection with the Acquisition and the consummation of the other transactions contemplated hereby is subject to the terms of a confidentiality agreement between Purchaser and the Company (the "Confidentiality Agreement"), the terms of which are incorporated herein by reference. Effective upon, and only upon, the Closing, the Confidentiality Agreement shall terminate.

                  (b) Each Seller shall keep confidential, and cause its affiliates and its and their officers, directors, employees and advisors to keep confidential, all information relating to the Company, except as required by law or administrative process and except for information that is not confidential or proprietary to the Company or that is available to the public on the Closing Date, or thereafter becomes available to the public other than as a result of a breach of this Section 6.04(b). The covenant set forth in this Section 6.04(b) shall terminate two years after the Closing Date.

                  SECTION 6.05. REASONABLE EFFORTS. (a) On the terms and subject to the conditions of this Agreement, each of Purchaser, SSC and the Company shall use commercially reasonable efforts to cause the Closing to occur, including taking all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on it or any of its affiliates with respect to the Closing. Without limiting the foregoing or the provisions set forth in Section 6.05(b), each of Purchaser, SSC and the Company shall use its commercially reasonable efforts to cause the Closing to occur on or prior to June 29, 1999 or as soon as practicable thereafter.

                  (b) Each of SSC and Purchaser shall as promptly as practicable, but in no event later than five business days following the execution and delivery of this Agreement, file or cause to be filed with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form, if any, required for the transactions contemplated hereby and any supplemental information requested in connection therewith pursuant to the HSR Act. Any such notification and report form and supplemental information shall be in substantial compliance with the requirements of the HSR Act. Each of SSC and Purchaser shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the HSR Act. SSC and Purchaser shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request. Any such supplemental information shall be in substantial compliance with the requirements of the HSR Act.

                 SECTION 6.06. EXPENSES; TRANSFER TAXES. (a) Whether or not the Closing takes place, all fees, costs and expenses incurred in connection with, or in anticipation of, this Agreement and to consummate the transactions contemplated hereby shall be paid by the party incurring such expense, including all such fees, costs and expenses incurred pursuant to
Section 6.05, except as provided in Article VIII and Section 6.09 and except that all such fees, costs and expenses of third party professionals, including BT Alex.Brown Incorporated and Hennigan, Mercer & Bennett incurred by the Company, shall be paid by SSC, except that after the Closing Purchaser shall cause the Company to pay any remaining unpaid fees, costs and expenses incurred by the Company pursuant to the written retainer agreement with John C. Bender dated November 14, 1996, and any fees, costs and expenses of PricewaterhouseCoopers LLP incurred by the Company.

                  (b) All Transfer Taxes applicable to the transfer of the Shares shall be paid by SSC. Each party shall use reasonable efforts to avail itself of any available exemptions from any such Taxes or fees, and to cooperate with the other parties in providing any information and documentation that may be necessary to obtain such exemptions.

                  SECTION 6.07. BROKERS OR FINDERS. Each of Purchaser, the Company and each Seller represents and warrants, as to itself and its affiliates, that no agent, broker, investment banker or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except, as to the Company, BT Alex.Brown Incorporated, whose fees and expenses will be paid by SSC.

                  SECTION 6.08. RESIGNATIONS. On the Closing Date, the Company shall cause to be delivered to Purchaser duly signed resignations from the board of directors of the Company, effective immediately after the Closing, of all the directors and shall take such other action as is necessary to accomplish the foregoing.

                  SECTION 6.09. TAX MATTERS. (a) For any taxable period of the Company as a separate taxpayer that includes (but does not end on) the Closing Date (a "Straddle Period"), Purchaser shall timely prepare and file with the appropriate authorities all Tax Returns required to be filed and shall pay all Taxes due with respect to such Tax Returns.

For any taxable period that ends on or before the Closing Date, Purchaser shall timely prepare and timely file with the appropriate authorities, all Tax Returns required to be filed for such period other than the consolidated Federal income Tax Return for the affiliated group that includes the

Company, SSC and JLC Holdings, Inc., and any other Tax Return for which the Company is part of any consolidated, combined, unitary, affiliated or aggregate group that includes SSC or JLC Holdings, Inc.; PROVIDED, HOWEVER, that (i) the Preferred Sellers shall pay all Taxes due with respect to such Tax Returns and reimburse Purchaser for all out-of-pocket costs and expenses incurred to prepare such Tax Returns (except to the extent, if any, that such Taxes have been expressly accrued as a separate liability on the 1998 Financial Statements of the Company or that such fees and expenses are to be borne by the Company pursuant to the last sentence of Section 6.09(g)(i)), and (ii) no such Tax Return shall be filed without the written consent of JLC Holdings, Inc. (which consent may not be unreasonably delayed or withheld).

For any taxable period that ends on or before the Closing Date or includes but does not end on the Closing Date, Sellers and JLC Holdings, Inc. shall cause PricewaterhouseCoopers LLP to timely prepare and timely file with the appropriate authorities the consolidated Federal income Tax Return for the affiliated group that includes the Company, SSC and JLC Holdings, Inc., and any other Tax Return for which the Company is part of any consolidated, combined, unitary, affiliated or aggregate group that includes SSC or JLC Holdings, Inc., and shall pay all Taxes due with respect to the Company pursuant to such Tax Returns; PROVIDED, HOWEVER, that (i) each such Return shall be filed on a basis consistent with the amended Tax Returns filed in accordance with Section 6.09(g)(i), (ii) at least 30 days prior to the due date for filing any such Tax Return (taking into account any applicable extensions), JLC Holdings, Inc. shall furnish Purchaser with a completed copy of each such Tax Return for Purchaser's review and comment, (iii) no such Tax Return shall be filed with any Taxing Authority without Purchaser's prior written consent (which consent shall not be unreasonably delayed or withheld), and (iv) Purchaser shall reimburse Sellers for the reasonable fees and expenses of PricewaterhouseCoopers LLP for the preparation of such Tax Returns. Except as contemplated by clause (i) of the proviso in the preceding sentence, any Tax Return described in this Section 6.09(a) shall be prepared on a basis consistent with the past practices of the Company and the affiliated group that includes the Company, SSC and JLC Holdings, Inc. and in a manner that does not distort taxable income (E.G., by deferring income or accelerating deductions), except to the extent that any inconsistency or distortion would not adversely affect the Company after the Closing Date. All Tax Returns for any period including the Closing Date shall be filed on the basis that the relevant taxable period ended as of the close of business on the

Closing Date, unless the relevant Taxing Authority will not accept a Tax Return filed on that basis.

                  (b) SSC, JLC Holdings, Inc., the Company and Purchaser shall reasonably cooperate, and shall cause their respective affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns and any election referred to in Section 6.09(e) and with respect to the other Tax matters referred to in this Section 6.09, including without limitation providing copies of all correspondence to or from any Taxing Authority promptly after sending or receiving such correspondence and maintaining and making available to each other all records necessary in connection with Taxes and in resolving all disputes and audits with respect to all taxable periods relating to Taxes; PROVIDED, HOWEVER, that in no event shall Purchaser be required to provide any Tax Return to SSC or JLC Holdings, Inc. (except as contemplated by the second sentence of Section 6.09(a)).

                  (c) With respect to any Company Tax Return relating to any taxable period (other than the consolidated Federal income Tax Return for the affiliated group that includes the Company, SSC and JLC Holdings, Inc., and any other Tax Return for which the Company is part of any consolidated, combined, unitary, affiliated or aggregate group that includes SSC or JLC Holdings, Inc.), Purchaser shall have the right, at its sole cost and expense, to supervise, control and coordinate any examination or audit process by any Taxing Authority, and to negotiate, resolve, settle or contest any asserted Tax deficiencies or assert and prosecute any claims for refunds; PROVIDED, HOWEVER, that without the prior written consent of each of the Preferred Sellers (which consent may not be unreasonably delayed or withheld), Purchaser shall not take any such action, or amend any Tax Return, if such action could result in (i) any claim for indemnification by any Purchaser Indemnitee (as defined in Section 8.01(a)) against any of the Preferred Sellers, or (ii) any liability or obligation of JLC Holdings, Inc., SSC or any of the Preferred Sellers for Taxes; and PROVIDED FURTHER, that in the case of any refund claim for any Tax paid by the Preferred Sellers with respect to a Tax Return referred to in the second sentence of
Section 6.09(a), Purchaser shall prosecute any claim for refund that is reasonably requested by the Preferred Sellers if the Preferred Sellers agree to reimburse Purchaser for all out-of-pocket costs and expenses incurred to prosecute such refund claim. Any such Tax refund (and the interest received thereon) with respect to a Tax Return referred to in the second sentence of
Section 6.09(a) shall belong to (and shall be paid to) the Preferred Sellers. With respect to the consolidated Federal income Tax Return for the affiliated group that includes the Company, SSC and JLC Holdings, Inc. or any other Tax Return for which the Company is part of any consolidated, combined, unitary, affiliated or aggregate group that includes SSC or JLC Holdings, Inc. for any taxable period, the Preferred Sellers shall have the right, at their sole cost and expense, to supervise, control and coordinate any examination or audit process by any Taxing Authority, and to negotiate, resolve, settle or contest any asserted Tax deficiencies or assert and prosecute any claims for refunds; PROVIDED, HOWEVER, that (I) any such action by the Preferred Sellers shall be consistent with Sections 6.09(e), (f) and (g), (II) no such Preferred Seller shall take any such action which may have a material adverse effect on the Company or Purchaser without Purchaser's written consent (which consent may not be unreasonably delayed or withheld) and (III) Purchaser shall have the right, at its sole cost and expense, to take any of the actions described in this sentence with respect to any examination, audit or proceeding that primarily involves Tax liabilities and/or Tax attributes of the Company for which the Preferred Sellers would not be responsible pursuant to Section 8.01 (taking into account the limitations in Section 8.01(b)); PROVIDED, FURTHER, HOWEVER, that Purchaser may not enter into any proposed settlement agreement pursuant to clause (III) above without the consent of the Preferred Sellers (which consent may not be unreasonably delayed or withheld) if such settlement agreement would result in a final determination of Tax liabilities and/or Tax attributes as to which the Preferred Sellers would bear more than half the cost pursuant to Section 8.01. The control rights set forth in this Section 6.09(c) shall supersede those set forth in Section 8.04(b) as applied to Tax proceedings.

                  (d) JLC Holdings, Inc. shall cause the provisions of any Tax sharing agreement between JLC Holdings, Inc. or any of its affiliates (other than the Company), and the Company to be terminated on or before the Closing Date.
After the Closing Date, no party shall have any rights or obligations under any such Tax sharing agreement.

                  (e) (i) In the event that all the Tax Returns described in the first two sentences of Section 6.09(g)(i) have not been prepared and filed with the applicable Taxing Authority in accordance with Section 6.09(g)(i) on or before the Closing Date or the amended Tax Returns described therein for each applicable Tax jurisdiction do not result in an aggregate net Tax basis increase of at least $16,000,000 as of December 31, 1998, so as to result in an aggregate Tax basis of at least $75,000,000 as of

December 31, 1998 in each such jurisdiction (the failure to satisfy such condition being referred to herein as the "Triggering Event"), then, at Purchaser's election in its sole discretion (the "Section 338(h)(10) Election"), Sellers shall cause JLC Holdings, Inc. to (and JLC Holdings, Inc. shall) (x) join Purchaser in timely making an election under Section 338(h)(10) of the Code (and any comparable election available under applicable state or local Tax law) with respect thereto and (y) cooperate with Purchaser in the completion and timely filing of such elections in accordance with the provisions of Treasury Regulation Section 1.338(h)(10)-1 (or any comparable provisions of state or local Tax law). In the event Purchaser makes the Section 338(h)(10) Election, Purchaser and JLC Holdings, Inc. shall endeavor in good faith to agree upon the fair market value of the assets of the Company for purposes of Section 338(h)(10) of the Code (and any comparable provisions of state or local Tax law) within 45 days after the date on which Purchaser notifies the Preferred Sellers of its final decision to make the Section 338(h)(10) Election. To facilitate such agreement, Purchaser shall initially prepare a completed set of Internal Revenue Service Forms 8023 and all attachments required to be filed therewith pursuant to applicable Treasury Regulations ("Form 8023") (and any comparable forms required to be filed under state or local Tax law) and, no later than 15 days after making the Section 338(h)(10) Election, deliver said forms to JLC Holdings, Inc. for approval and execution, which approval and execution shall not be unreasonably delayed or withheld; PROVIDED, HOWEVER, that if Purchaser and JLC Holdings, Inc. cannot agree upon the fair market value of the assets of the Company within the 45 day period described in the preceding sentence, then Purchaser may finalize and file said forms (and JLC Holdings, Inc. must execute said forms) after good faith consideration of the views of JLC Holdings, Inc. as to the fair market value of the assets of the Company. None of the parties (nor any of their respective affiliates) shall take any position on any Tax Return or with any Taxing Authority that is inconsistent with the fair market values set forth in such Form 8023 (and any such comparable forms). In the event that the
Section 338(h)(10) Election is made, the Preferred Sellers shall be responsible for paying the first $200,000 of any Taxes incurred by the Company as a result of any election made under Section 338(h)(10) of the Code (and any comparable elections available under applicable state or local law) pursuant to this
Section 6.09(e) and the first $200,000 of reasonable fees and expenses of PricewaterhouseCoopers LLP with respect to the preparation of the amended Tax Returns described in Section 6.09(g)(including without limitation the fees and expenses of PricewaterhouseCoopers LLP incurred by the Company before the Closing Date for work on matters relating to such amended Tax Returns); any such Taxes in excess of $200,000 in the aggregate and/or any such fees and expenses in excess of $200,000 in the aggregate shall be paid by Purchaser.

         (ii) In the event that the Triggering Event does not occur, then Purchaser may in its sole discretion nevertheless make the Section 338(h)(10) Election and the parties hereto will be subject to the provisions of Section 6.09(e)(i); PROVIDED, HOWEVER, that the $200,000 limitations in the last sentence of Section 6.09(e)(i) shall each be reduced to $100,000.

         (iii) In the event that it is reasonably likely that the Taxes described in the last sentence of Section 6.09(e)(i) will exceed $200,000 (or, if Section 6.09(e)(ii) applies, $100,000), then, notwithstanding any provision herein to the contrary, Purchaser may direct and control the filing of all amended Tax Returns described in Section 6.09(g) (and any other similar amended Tax Returns), including without limitation requiring that any such amended Tax Returns that have not previously been prepared and filed be prepared and filed at its direction and requiring that any such amended Tax Return that has previously been prepared and filed be modified or superseded by a further amended Tax Return in order to reduce such Taxes. Any expenses incurred in connection with any such amended Tax Returns shall be borne by the Preferred Sellers to the extent contemplated by Section 6.09(e)(i) (and, if applicable, Section 6.09(e)(ii)) and otherwise by Purchaser.

         (iv) Notwithstanding Section 6.09(g), in the event that Purchaser makes a Section 338(h)(10) Election, and, based upon the amended Tax Returns described in Section 6.09(g) that have been filed by the Closing Date, the Taxes and fees and expenses described in the last sentence of Section 6.09(e)(i) would not exceed the applicable thresholds, Sellers may elect to not file any other amended Tax Returns described in Section 6.09(g); PROVIDED, HOWEVER, that, if Sellers make such election, any such Taxes or fees and expenses in excess of such threshold shall be the sole responsibility of Sellers.

                  (f) JLC Holdings, Inc. shall be responsible for filing any amended consolidated, combined or unitary Tax Returns for taxable years ending on or prior to the Closing Date which are required as a result of examination adjustments made by the Internal Revenue Service or by the applicable state, local or foreign Taxing Authority for such taxable years as finally determined; PROVIDED, HOWEVER, that (i) any such Tax Return shall be consistent with the amended

Tax Returns filed in accordance with Section 6.09(g) and (ii) no such Tax Return shall be filed without the prior written consent of Purchaser (which consent may not be unreasonably delayed or withheld). For those jurisdictions in which separate Tax Returns are filed by the Company, any required amended returns resulting from such examination adjustments, as finally determined, shall be prepared by JLC Holdings, Inc. in a manner consistent with the amended Tax Returns filed in accordance with Section 6.09(g) and furnished to the Company for approval (which approval may not be unreasonably delayed or withheld), signature and filing at least 30 days prior to the due date for filing such Tax Returns.

                  (g) (i) As soon as practicable after June 3, 1999 and in all events before the Closing Date, the Sellers shall cause the Federal income Tax consolidated group of which JLC Holdings, Inc. is the common parent to (and JLC Holdings, Inc. shall) (x) prepare and file amended Federal income Tax Returns for 1995 and thereafter as necessary so as to increase, on a net basis, the Tax basis of the Company's assets for Federal income Tax purposes as of December 31, 1998 by at least $16,000,000 (or such lower amount which is the maximum amount of basis increase for which there is a reasonable basis in law and fact) from what such Tax basis would have been if no such amended Tax Returns had been filed so as to result in an aggregate Tax basis for the Company's assets as of December 31, 1998 of at least $75,000,000 (or an amount corresponding to any such lower basis increase amount) by correcting the prior Federal income Tax Returns of such group in accordance with the principles set forth in Schedule 6.09(g) and (y) prepare and file the 1998 Federal income Tax Return for such group on a basis consistent with such amended Tax Returns. Before the Closing Date, the Sellers and JLC Holdings, Inc. also shall cause corresponding amended Tax Returns to be prepared and filed by the Company or the consolidated, combined, unitary, affiliated or aggregate group, as applicable, in each of the ten state and local Tax jurisdictions listed in Schedule 6.09(g) and cause the 1998 Tax Return for the Company or such group, as applicable, to be filed in each such jurisdiction. By June 21, 1999, Sellers and JLC Holdings, Inc. shall cause to be prepared and filed all other state and local income, franchise or similar Tax Returns that must be filed for 1998 by the Company or the consolidated, combined, unitary, affiliated or aggregate group of which the Company is a member, as applicable, on a basis that is consistent with the Tax Returns described in the first two sentences of this Section 6.09(g)(i). Subject to Section 6.09(e), (I) each amended Tax Return described in the first two sentences of this Section 6.09(g)(i) shall be prepared by PricewaterhouseCoopers LLP at the sole cost and expense of the Preferred Sellers and each 1998 Tax Return shall be reviewed and signed as preparer (but not actually prepared) by PricewaterhouseCoopers LLP at the sole cost and expense of the Company and (II) each such amended Tax Return and each such 1998 Tax Return shall be submitted to Purchaser for review and comment at least ten days prior to the Closing Date (or three days prior to the Closing Date in the case of non-Federal Tax Returns) and shall not be filed without the prior written consent of Purchaser (which consent may not be unreasonably delayed or withheld, it being understood that, absent manifest error, Purchaser may not withhold its consent to any such amended Tax Return that is based solely on the principles set forth in Schedule 6.09(g)).

         (ii) Other than as may be required by Sec tion 6.09(g)(i), after the date this Agreement is signed, neither SSC, JLC Holdings, Inc. or the Company or any consolidated, combined, unitary, affiliated or aggregate group of which the Company is a member shall make or change any Tax election, change an annual Tax Accounting period, adopt or change any Tax accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax Claim or assessment, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the statute of limitations period applicable to any Tax Claim or assessment, take any other action or omit to take any action relating to Taxes, if any such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the Tax liability or reducing any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction or tax basis or any other credit or tax attribute of the Company which could reduce Taxes (including, without limitation, deductions and credits related to alternative minimum Taxes) without the prior written consent of Purchaser (which consent may not be withheld if such action or omission is not expected to cause a material adverse effect on the Company after the Closing Date).

                  (h) Purchaser agrees to cause the Company (i) to use its reasonable best efforts to properly retain and maintain all Records (as defined in Section 6.13) relating to Taxes of the Company for the Pre-Closing Tax Period for the full period of the applicable statutes of limitations, including extensions, for the period to which such Taxes relate, and (ii) to allow the Preferred Sellers and their agents and representatives, at times and dates mutually acceptable to the parties, to inspect, review and make copies of such Records as the Preferred Sellers may reasonably deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and at the Preferred Sellers' expense.

                  (i) In the event any audit, amended Tax Return or other action results in a refund of Taxes (i) relating to the consolidated Federal income Tax Return for the affiliated group that includes the Company, SSC and JLC Holdings, Inc. for any Pre-Closing Tax Period, or any other Tax Return for which the Company is part of any consolidated, combined, unitary, affiliated or aggregate group that includes SSC or JLC Holdings, Inc., the Preferred Sellers shall be entitled to such refund (including any interest thereon) provided that Purchaser shall be entitled to any such refund (including any interest thereon) that is attributable to any Tax for which it is responsible pursuant to Section 6.09(e); or (ii) relating to any other Tax Return, Purchaser shall be entitled to such refund including any interest thereon (except to the extent, if any, that the Preferred Sellers are expressly entitled to such refund pursuant to Section 6.09(c)). The recipient of any refund described in this Section 6.09(i) shall promptly forward to the applicable party(ies) or reimburse such party(ies) for all refunds due to such party(ies) pursuant to the preceding sentence.

                  (j) JLC Holdings, Inc. agrees that it shall not elect to reattribute to itself pursuant to Treasury Regulation Section 1.1502-20(g) any net operating loss carryovers or net capital loss carryovers of the Company.

                  (k) Sellers shall cause JLC Holdings, Inc. to (and JLC Holdings, Inc. shall) (i) give Purchaser thirty days advance written notice of the adoption by JLC Holdings, Inc. of any plan to liquidate and/or dissolve,
(ii) designate the Company to be the common agent of the Federal income tax consolidated group of which JLC Holdings, Inc. was the common parent for all periods during which the Company was a member thereof by providing notice to the Internal Revenue Service in the manner prescribed by Treasury Regulation Section 1.1502-77 (or any successor provision) and (iii) take such actions as may be necessary to cause the Company to be treated as the common agent of (or to have any similar status with respect to) each consolidated, combined, unitary, affiliated or aggregate group that included the Company for state and local Tax purposes.

                 SECTION 6.10. SUPPLEMENTAL DISCLOSURE. (a) SSC and the Company shall have the continuing obligation until the Closing promptly to supplement or amend the Schedules with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Schedules; PROVIDED, HOWEVER, that for the purpose of the rights and obligations of the parties under this Agreement, any such supplemental or amended Schedule shall not be deemed to have been disclosed as of the date of this Agreement. It is understood that a breach of this covenant will not result in any obligation for indemnification pursuant to Section 8.01(a)(ii).

                  (b) SSC and the Company shall promptly notify Purchaser of, and furnish Purchaser any information it may reasonably request with respect to, the occurrence to the knowledge of SSC and the Company of any event or condition or the existence to the knowledge of SSC and the Company of any fact that would cause any of the conditions to Purchaser's obligations to consummate the Acquisition not to be fulfilled.

                  (c) Purchaser shall promptly notify SSC and the Company of, and furnish SSC and the Company any information they may reasonably request with respect to, the occurrence to Purchaser's knowledge of any event or condition or the existence to Purchaser's knowledge of any fact that would cause any of the conditions to Sellers' obligations to consummate the Acquisition not to be fulfilled.

                 SECTION 6.11. POST-CLOSING COOPERATION. (a) SSC and Purchaser shall cooperate with each other, and shall cause their officers, agents, auditors and representatives to cooperate with each other, for a period of 180 days after the Closing to ensure the orderly transition of the Company from Sellers to Purchaser and to minimize any disruption to the Company that might result from the transactions contemplated hereby (it being understood that a breach of this covenant will not result in any obligation for indemnification pursuant to Section 8.01(a)(ii)). After the Closing, upon reasonable written notice, SSC and Purchaser shall furnish or cause to be furnished to each other and their respective employees, counsel, auditors and representatives access, during normal business hours, to such information and assistance relating to the Company (to the extent within the control of such party) as is reasonably necessary for financial reporting and accounting matters.

                  (b) Each party shall reimburse the other for reasonable out-of-pocket costs and expenses incurred in assisting the other pursuant to this Section 6.11. Neither party shall be required by this Section 6.11 to take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations (or, in the case of Purchaser, those of the Company).

                  SECTION 6.12. PUBLICITY. From the date hereof through the earlier to occur of the Closing or termination hereof in accordance with Article IX, no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of SSC and Purchaser (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

                  SECTION 6.13. RECORDS. On the Closing Date, SSC shall deliver or cause to be delivered to Purchaser all agreements, documents, books, records and files, including records and files stored on computer disks or tapes or any other storage medium (collectively, "Records"), if any, in the possession of SSC or JLC Holdings, Inc. relating to the business and operations of the Company, to the extent not then in the possession of the Company, subject to the following exceptions:

                  (i) Purchaser recognizes that certain Records may contain incidental information relating to the Company or may relate primarily to SSC or JLC Holdings, Inc., and that SSC may retain such Records and shall provide copies of the relevant portions thereof to Purchaser;

                  (ii) SSC may retain all Records prepared in connection with the sale of the Shares, including bids received from other parties and analyses relating to the Company; and

                  (iii) SSC may retain any personal tax returns, reports or forms, and Purchaser shall be provided with copies of such returns, reports or forms to the extent they relate to the Company's returns or tax liability.

                  SECTION 6.14. AGREEMENT NOT TO SOLICIT EMPLOYEES. For a period of three years from the Closing, SSC, JLC Holdings, Inc. and Sylvan shall not, and shall cause each of their affiliates (in no event including GE Cap-Eq and Pyramid) not to, directly or indirectly solicit, recruit or hire any employee of the Company or person who has worked for the Company or solicit or encourage any employee of the Company to leave the employment of the Company.

                 SECTION 6.15. CERTAIN LICENSES AND PERMITS. SSC agrees that all permits, licenses and authorizations which are held in the name of any employee, officer, director, stockholder, agent or otherwise on behalf of the Company shall be duly and validly transferred to the Company without consideration prior to the Closing and that the representations, warranties, covenants and conditions contained in this Agreement shall apply to the same as if held by the Company as of the date hereof.

                  SECTION 6.16. FURTHER ASSURANCES. From time to time, as and when requested by any party, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions (subject to Section 6.05), as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement, including, in the case of Sellers, executing and delivering to Purchaser such assignments, deeds, bills of sale, consents and other instruments as Purchaser or its counsel may reasonably request as necessary or desirable for such purpose.

                  SECTION 6.17. ASSIGNMENT OF CONFIDENTIALITY AGREEMENTS. On the Closing Date, SSC shall, and shall cause JLC Holdings, Inc. to, assign to Purchaser its rights under all confidentiality agreements, if any, entered into by it in connection with the proposed sale of the Company to the extent such rights relate to the Company. Copies of such confidentiality agreements shall be provided to Purchaser on the Closing Date.

                  SECTION 6.18. FINANCIAL STATEMENTS. Prior to or at the Closing, SSC shall cause to be delivered to Purchaser (i) the Company's audited balance sheets as of December 31, 1997 and December 31, 1998, and the related audited statements of operations, stockholders' deficit and cash flows of the Company for the fiscal years then ended, together with the notes to such financial statements and the unqualified report thereon of PricewaterhouseCoopers LLP which balance sheets and statements and notes shall be identical (except that they will not include any going-concern qualifications and related disclosure and except for changes directly relating to the Acquisition and the other transactions contemplated hereby) to the financial statements for the fiscal years ended December 31, 1997 and December 31, 1998, and the related notes set forth in Schedule 4.05, and (ii) the Company's audited balance sheet as of March 31, 1999 (the "March Balance Sheet") and the related audited statements of operations (the "Statement of Operations"), stockholders' deficit and cash flows of the

Company for the three months then ended, together with the notes thereto prepared in accordance with GAAP applied on a basis consistent with the practices and procedures followed in the preparation of the Company's Financial Statements and the unqualified report thereon of Arthur Andersen.

                  SECTION 6.19. BENEFIT PLAN MATTERS. For a period of 12 months after the Closing, Purchaser shall maintain, or cause to be maintained, benefits for employees of the Company that, in the aggregate, are substantially similar to those provided to such employees as of the date of this Agreement. Until December 31, 1999, Purchaser shall maintain, or cause to be maintained, the same severance plans and policies for employees of the Company as those provided to such employees as of the date of this Agreement. Until December 31, 1999, Purchaser shall maintain, or cause to be maintained, the Key Management Bonus Program and Sales Force Compensation Plan.

                 SECTION 6.20. STRATEGIC ALLIANCE AGREEMENT. Each of Sylvan and the Company agrees that it will not, and each Seller agrees that it will not authorize or take any other action to permit the Company to, amend, terminate or repudiate the Strategic Alliance Agreement dated as of the date hereof between Sylvan and the Company (the "Strategic Alliance Agreement") or any of the terms thereof between the date of this Agreement and the Closing.


                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  SECTION 7.01. CONDITIONS TO EACH PARTY'S OBLIGATION. The obligation of Purchaser to purchase and pay for the Shares and the obligation of Sellers to sell the Shares to Purchaser is subject to the satisfaction or waiver by SSC and Purchaser on or prior to the Closing of the following conditions:

                  (a) GOVERNMENTAL APPROVALS. The waiting period under the HSR Act, if applicable to the consummation of the Acquisition, shall have expired or been terminated. All other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity necessary for the consummation of the Acquisition shall have been obtained or filed or shall have occurred.

                  (b)  NO INJUNCTIONS OR RESTRAINTS.  No Applicable
Law or Injunction enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

                  SECTION 7.02. CONDITIONS TO OBLIGATION OF PURCHASER. The obligation of Purchaser to purchase and pay for the Shares is subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Seller and the Company in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date), and Purchaser shall have received a certificate signed by an authorized officer of each Seller and the Company to such effect.

                 (b) PERFORMANCE OF OBLIGATIONS OF SELLERS. Each Seller and the Company shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by such Seller or the Company by the time of the Closing, and Purchaser shall have received a certificate signed by an authorized officer of each Seller and the Company to such effect.

                  (c) ESCROW AGREEMENT. The Company, the Preferred Sellers and the Escrow Agent shall have executed and delivered the Escrow Agreement to Purchaser.

                  (d) ABSENCE OF PROCEEDINGS. There shall not be pending or threatened by any Governmental Entity (other than any school or school district) any Proceeding (or by any other person, including any school or school district, any Proceeding that has a reasonable likelihood of success) (i) challenging or seeking to restrain or prohibit the Acquisition or any other transaction contemplated by this Agreement or seeking to obtain from Purchaser in connection with the Acquisition any damages that are material in relation to Purchaser,
(ii) seeking to prohibit or limit the ownership or operation by Purchaser of any material portion of the business or assets of Purchaser or the Company, or to compel Purchaser or the Company to dispose of or hold separate any material portion of the business or assets of Purchaser or the Company, in each case as a result of the Acquisition or any of the other transactions contemplated by this Agreement, (iii) seeking to impose limitations on the ability of Purchaser to acquire or hold, or exercise full rights of ownership of, the Shares, including the right to vote the Shares on all matters properly presented to the stockholders of the Company or (iv) seeking to prohibit Purchaser from effectively controlling in any material respect the business or operations of the Company.

                  (e) NAME. The Trademark License Agreement between Purchaser, Jostens, Inc. and the Company dated as of the date hereof regarding use of the marks and name and proprietary designations comprising the Jostens name shall be in full force and effect and Jostens, Inc. shall not have repudiated such Agreement or any of its terms.

                  (f) FINANCING. Purchaser shall have received the funds described in, and on the terms and conditions set forth in, the commitment letters previously delivered to Sellers or upon terms and conditions that are substantially equivalent thereto, and to the extent that any of the terms and conditions are more onerous or more costly than the terms and conditions set forth in such commitment letters, on terms and conditions reasonably satisfactory to Purchaser.

                  (g) OTHER DOCUMENTS. Sellers and the Company shall have furnished to Purchaser such other documents (including legal opinions) relating to corporate existence and authority, enforceability of this Agreement, title to the Shares, absence of Liens, and such other matters as Purchaser or its counsel may reasonably request.

                  (h) FINANCIAL PERFORMANCE. Earnings before interest, taxes, depreciation, amortization and restruc turing charges of the Company ("EBITDA") as derived from the Statement of Operations shall be no less than $(1,350,000) and EBITDA for the 12 months ended March 31, 1999 shall be at least $6,900,000. Stockholders' Equity as set forth in the March Balance Sheet shall be not less than $(46,840,000).

                  (i) CERTAIN EMPLOYMENT AGREEMENTS. Purchaser shall have negotiated employment agreements between the Company and Therese K. Crane, Joyce
F. Russell, Nancy Lockwood and Susan R. Collins, on terms satisfactory to Purchaser, which shall be in full force and effect as of the Closing and none of the employees who have entered into such agreements shall have repudiated such agreements or any of the terms therein. In connection with such negotiations, Purchaser shall have caused any prior employment agreement between any such individual and the Company to terminate and be without further force or effect as of the Closing.

Except for claims or rights under the agreements as and to the extent set forth in Schedule 7.02, Purchaser shall have obtained releases from such individuals discharging any claims or rights under any prior employment agreements with the Company, and taken any other action required to effect the foregoing as of the Closing, without any liability or other adverse consequences to the Company or Purchaser.

                  (j) AFFILIATE AGREEMENTS. The Strategic Alliance Agreement shall not have been amended or terminated and shall be in full force and effect as of the Closing and none of the parties thereto shall have repudiated such agreement or any of the terms thereof. The Management and Advisory Agreement by and between JLC Holdings, Inc., SSC, JLC Acquisition Corp. and Bain Capital Partners IV, L.P. dated as of June 29, 1995, shall have been terminated without any payments of amounts due thereunder, whether or not overdue, and otherwise without any liability or adverse consequence to the Company.

                  (k) FIRPTA CERTIFICATE. Each Seller shall have delivered to Purchaser at the Closing a certificate, in form and substance satisfactory to Purchaser, certifying that the Acquisition is exempt from withholding pursuant to the Foreign Investment in Real Property Tax Act.

                  (l) AMENDED TAX RETURNS. All the amended Tax Returns described in the first two sentences of Section 6.09(g)(i) shall have been prepared and filed with the applicable Taxing Authority in accordance with Section 6.09(g)(i) unless Purchaser in its sole discretion chooses to exercise its option to make the Section 338(h)(10) Election (in which event, subject to Sections 6.09(e)(iii) and (iv), Sellers shall be required to file any remaining amended Tax Returns described in Section 6.09(g) as promptly as practicable after the Closing Date).

                  SECTION 7.03. CONDITIONS TO OBLIGATIONS OF SELLERS. The obligations of Sellers to sell the Shares is subject to the satisfaction (or waiver by SSC) on or prior to the Closing Date of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser made in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date), and Sellers shall have received a certificate signed by an authorized representative of Purchaser to such effect.

                  (b) PERFORMANCE OF OBLIGATIONS OF PURCHASER. Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser by the time of the Closing, and Sellers and the Company shall have received a certificate signed by an authorized representative of Purchaser to such effect.

                  (c) ESCROW AGREEMENT. Purchaser and the Escrow Agent shall have executed and delivered the Escrow Agreement to the Company and the Preferred Sellers.

                  (d) STRATEGIC ALLIANCE AGREEMENT. The Strategic Alliance Agreement shall be in full force and effect as of the Closing and the Company shall not have repudiated such agreement or any of the terms thereof; PROVIDED, HOWEVER, that the obligations of Sellers to sell the Shares shall not be subject to satisfaction of this condition if any of the Preferred Sellers have breached their covenants contained in Section 6.20.

                  SECTION 7.04. FRUSTRATION OF CLOSING CONDITIONS. Neither Purchaser nor any Seller may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such party's failure to act in good faith or to use its commercially reasonable efforts to cause the Closing to occur, as required by Section 6.05.

                                  ARTICLE VIII

                                 INDEMNIFICATION

                  SECTION 8.01. INDEMNIFICATION. (a) From and after the Closing, the Preferred Sellers shall be liable for, and shall indemnify Purchaser, its affiliates (including the Company), and each of their respective officers, directors, employees, stockholders, agents and representatives (the "Purchaser Indemnitees"), against and hold each Purchaser Indemnitee harmless from, any loss, liability, claim, damage or expense including reasonable legal fees and expenses (collectively, "Losses"), as incurred by such Purchaser Indemnitee to the extent arising from, in connection with or otherwise with respect to:

                  (i) any breach of any representation or warranty of any Seller (in the case of a Specific Preferred
         Seller Obligation (as defined in Section 8.01(d)), subject to the limitation set forth in the first sentence of Section 8.01(d)) or the Company that survives the Closing pursuant to this Agreement; or

                  (ii) any breach of any covenant of any Seller (in the case of a Specific Preferred Seller Obligation, subject to the limitation set forth in the first sentence of Section 8.01(d)) or the Company contained in this Agreement.

Prior to pursuing any claim for indemnification for any Loss incurred by a Purchaser Indemnitee arising from, in connection with or otherwise with respect to any breach of the Limited Covenants (as defined below), Purchaser shall give the Preferred Sellers written notice of such breach and an opportunity to cure such breach within 15 days of receipt of such written notice.

                  (b) The Preferred Sellers shall not be required to indemnify any Purchaser Indemnitee, and shall not have any liability:

                  (i) under clause (i) of Section 8.01(a) or, with respect to the covenants contained in Article VI (other than the covenants contained in Sections 6.04(b), 6.09(b), 6.09(c), 6.09(e), 6.09(g),
         6.09(h), 6.09(i), 6.09(j), 6.14 and 6.16 to be performed by the
         Preferred Sellers and other than the covenants contained in Sections 6.06, 6.07, 6.11(b) and 6.20 (collectively, the "Limited Covenants")), under clause (ii) of Section 8.01(a) unless the aggregate of all Losses for which the Preferred Sellers would, but for this clause (i), be liable thereunder exceeds on a cumulative basis an amount equal to an aggregate of $1,000,000 (and taking into account both such clauses for purposes of calculating the aggregate of $1,000,000), and then only to the extent of any such excess, subject to clause (iii) of this Section 8.01(b);

                  (ii) under clause (i) of Section 8.01(a) or, with respect to the covenants contained in Article VI (other than the Limited Covenants), under clause (ii) of Section 8.01(a) for any individual items where the Loss relating thereto is less than $125,000 (only for purposes of computing such amount, excluding any portion of such Loss that consists of incidental, consequential, prospective or special damages of any kind), and such items (including any portion of such Loss that consists of incidental, consequential, prospective or special damages of any kind) shall not be aggregated for purposes of clause (i) of this Section 8.01(b); and

                  (iii) under clause (i) of Section 8.01(a) or, with respect to the covenants contained in Article VI (other than the Limited Covenants), under clause (ii) of Section 8.01(a) in excess of an aggregate of $4,000,000 (and taking into account both such clauses for purposes of calculating the aggregate of $4,000,000).

                  (c) Except as otherwise specifically provided in this Agreement, Purchaser acknowledges that its sole and exclusive monetary remedy after the Closing with respect to any and all claims against any Seller relating to this Agreement, the Acquisition and the other transactions contemplated hereby (other than claims of, or causes of action arising from, fraud or intentional breach) shall be pursuant to the indemnification provisions set forth in this Article VIII.

                  (d) Subject to the limitations set forth in Section 8.01(b), each Preferred Seller shall be fully and solely responsible for any obligations under Section 8.01(a) for any breach of any representation, warranty or covenant of such Preferred Seller (a "Specific Preferred Seller Obligation"), and no other Preferred Sellers shall be liable therefor. All other obligations of the Preferred Sellers under Section 8.01(a) shall be several, but shall be borne in part by the Escrow described in Section 8.01(g), in accordance with the following percentages (the "Applicable Percentages") except as otherwise provided in the immediately succeeding sentence:

                  Escrow = 10%
                  Sylvan = 45%
                  Pyramid = 22.50%
                  GE Cap-Eq = 22.50%

As to claims made either prior to July 1, 2000 (to the extent relating to Losses arising out of a breach of the covenants contained in Section 6.09(e)(i) regarding payment of the amount of $200,000 for Taxes and the amount of $200,000 for fees and expenses of PricewaterhouseCoopers LLP, Section 6.09(e)(ii) regarding payment of the amount of $100,000 for Taxes and the amount of $100,000 for fees and expenses of PricewaterhouseCoopers LLP, and Section 6.09(g)(i) regarding (subject to Section 6.09(e)) payments of fees and expenses of PricewaterhouseCoopers LLP for preparation of the amended Tax Returns described therein or to the extent the Escrow has been reduced to zero) or after June 30, 2000, the Applicable Percentages shall be as follows:

                  Sylvan = 50%
                  Pyramid = 25%
                  GE Cap-Eq = 25%

                  (e) From and after the Closing, Purchaser shall be liable for, and shall indemnify each Preferred Seller and its affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives (the "Preferred Seller Indemnitees") against, and hold it harmless from any Loss as incurred by such Preferred Seller Indemnitee to the extent arising from, in connection with or otherwise with respect to:

                  (i) any breach of any representation or warranty of Purchaser that survives the Closing pursuant to this Agreement; or

                  (ii) any breach of any covenant of Purchaser contained in this Agreement;

                  (f) Purchaser shall not be required to indemnify any Preferred Seller Indemnitee, and shall not have any liability:

                  (i) under clause (i) of Section 8.01(e) unless the aggregate of all Losses for which the Purchaser would, but for this clause (i), be liable thereunder exceeds on a cumulative basis an amount equal to $1,000,000, and then only to the extent of any such excess, subject to clause (iii) of this Section 8.01(f);

                  (ii) under clause (i) of Section 8.01(e) for any individual items where the Loss relating thereto is less than $125,000 (only for purposes of computing such amount, excluding any portion of such Loss that consists of incidental, consequential, prospective or special damages of any kind) and such items (including any portion of such Loss that consists of incidental, consequential, prospective or special damages of any kind) shall not be aggregated for purposes of clause (i) of this Section 8.01(f); and

                  (iii) under clause (i) of Section 8.01(e) in excess of $4,000,000.

                  (g) Purchaser and the Company have agreed to, and at the Closing shall (as set out in Section 1.03(e)), cause to be deposited the amount of $400,000 into an Escrow to be held and administered in accordance with the terms of the Escrow Agreement. The purpose of the Escrow is to pay obligations under Section 8.01(a), as set out in
Section 8.01(d).

                 SECTION 8.02. CALCULATION OF LOSSES. (a) The amount of any Loss for which indemnification is provided under this Article VIII shall be (i) increased to take account of the present value (determined by using a discount rate equal to the "applicable Federal rate" (as defined in Section 1274 of the Code), compounded semi-annually, for short-term debt instruments) of any net Tax cost incurred (or expected to be incurred in other Tax periods) by the Purchaser Indemnitees or the Preferred Seller Indemnitees arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized (or expected to be realized in other Tax periods) by the Purchaser Indemnitees or the Preferred Seller Indemnitees arising from the incurrence or payment of any such Loss. Any such increase (or any such decrease) in Loss shall be treated as a Loss (or reduction in Loss) under Section 8.01(a) or 8.01(e), as the case may be, for all purposes of this Agreement (including, without limitation, the $4,000,000 limitation set forth in Section 8.01(b)(iii) or 8.01(f)(iii), as the case may be, if applicable). In computing the amount of any such Tax cost or Tax benefit, the Purchaser Indemnitees or the Preferred Seller Indemnitees shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss. Any indemnity payment under this Agreement shall be treated as an adjustment to the purchase price for Tax purposes, unless otherwise required by law.

                  (b) Any Loss for which indemnification is provided shall be net of all amounts recovered under the Company's insurance policies, it being understood that the Company shall use commercially reasonable efforts to pursue claims under such insurance policies except to the extent that the Company determines that it will be materially adversely affected by pursuing any such claim. Any out-of-pocket expenses (in no event including charges for time expended by Company personnel) incurred in pursuing such claim shall be considered part of the Loss for which indemnification is provided.

                  Any Loss relating to Taxes for which indemnifi cation is available to the Company under the Stock Purchase Agreement dated June 29, 1995, by and between JLC Holdings,

Inc., SSC, and JLC Acquisitions, Inc., as purchasers, and Jostens, Inc., as seller (the "Jostens Agreement"), shall be net of any actual recovery by the Company under the Jostens Agreement (as reduced by any out-of-pocket expenses (in no event including charges for time expended by Company personnel) incurred in pursuing such claim), it being understood and agreed that the Company shall use commercially reasonable efforts to pursue any applicable claims under the Jostens Agreement (except to the extent that the Company determines that it would be materially adversely affected by pursuing any such claim), that the Company shall pursue such claims prior to pursuing a claim for indemnification under this Agreement and that any otherwise applicable survival period for indemnification by the Preferred Sellers pursuant to Section 10.01 shall be extended for so long as any such claim is being pursued by the Company. The Company shall give written notice to the Preferred Sellers of its pursuit of any such claim.

                  SECTION 8.03. TERMINATION OF INDEMNIFICATION. The obligations to indemnify and hold harmless any party, pursuant to Section 8.01(a) or 8.01(e), shall terminate when the applicable representation or warranty or covenant terminates pursuant to Section 10.01; PROVIDED, HOWEVER, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim pursuant to Section 8.04 to the party to be providing the indemnification.

                  SECTION 8.04. PROCEDURES. (a) In order for a person (the "indemnified party") to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any person against the indemnified party (a "Third Party Claim"), such indemnified party must notify the indemnifying party in writing (and in reasonable detail) of the Third Party Claim promptly following receipt by such indemnified party of written notice of the Third Party Claim; PROVIDED, HOWEVER, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure. Thereafter, the indemnified party shall deliver to the indemnifying party, promptly following the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim other than those notices and documents separately addressed to the indemnifying party.

                  (b) If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense and the resolution thereof. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense and the resolution thereof. The indemnifying party shall be liable for the reasonable fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the Third Party Claim as provided above) and during any such period (not to exceed four weeks), the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge a Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld).

                  If the indemnifying party chooses to defend or prosecute a Third Party Claim, all the indemnified parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnifying party's reasonable request) the timely provision to the indemnifying party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the indemnifying party assumes the defense of a Third Party Claim, no settlement or compromise thereof may be effected by the indemnifying party without the indemnified party's prior written consent (which consent shall not be unreasonably withheld). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall agree to any settlement, compromise or discharge of a Third Party Claim that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such Third Party Claim, that releases the indemnified party completely in connection with such Third Party Claim and that would not otherwise adversely affect the indemnified party.

                  Notwithstanding the foregoing two paragraphs, the indemnifying party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the indemnified party in defending such Third Party Claim) if the Third Party Claim seeks (i) monetary damages in excess of the maximum amount set forth in Section 8.01(b)(iii) or 8.01(e)(iii), as the case may be, or (ii) an order, injunction or other equitable relief or relief for other than money damages against the indemnified party that the indemnified party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages; PROVIDED, HOWEVER, that, in such case, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the indemnifying party shall be entitled to assume the defense of the portion relating to money damages.

                  (c) In the event any indemnified party should have a claim against any indemnifying party under Section 8.01 that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party, the indemnified party shall deliver notice of such claim with reasonable promptness to the indemnifying party. The failure by any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such indemnified party under
Section 8.01, except to the extent that the indemnifying party demonstrates that it has been actually prejudiced by such failure. If the indemnifying party does not notify the indemnified party within 30 calendar days following its receipt of such notice that the indemnifying party disputes its liability to the indemnified party under Section 8.01, such claim specified by the indemnified party in such notice shall be conclusively deemed a liability of the indemnifying party under Section 8.01 and the indemnifying party shall pay the amount of such liability to the indemnified party on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If the indemnifying party has timely disputed its liability with respect to such claim, as provided above, the indemnifying party and the indemnified party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

                  (d) For purposes of this Section 8.04 (except with respect to Section 8.01(e)) and except with respect to the payment obligations of the Preferred Sellers, Sylvan shall be considered the indemnifying party; PROVIDED, HOWEVER, that in the event Sylvan fails to notify Purchaser (within 15 days after Sylvan's receipt of notice of a Third Party Claim pursuant to Section 8.04(a) above) that either (i) Sylvan is assuming the defense of such Third Party Claim or (ii) Sylvan disputes the indemnified party's right to indemnity hereunder, GE Cap-Eq and Pyramid, collectively, shall be considered the indemnifying party and the exercise of any rights of the indemnifying party shall require the mutual agreement of GE Cap-Eq and Pyramid; PROVIDED FURTHER that in all events the notice and delivery required to be made by the indemnified party to the indemnifying party pursuant to Section 8.04(a) shall be provided by the indemnified party to each of the Preferred Sellers; PROVIDED FURTHER that in the event of a Specific Preferred Seller Obligation, the applicable Preferred Seller shall be considered the indemnifying party hereunder.

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

                 SECTION 9.01. TERMINATION. (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Acquisition and the other transactions contemplated by this Agreement abandoned at any time prior to the Closing:

                 (i) by mutual written consent of SSC and Purchaser;

                  (ii) by SSC if any of the conditions set forth in Section 7.01 or 7.03 shall have become incapable of fulfillment, and shall not have been waived by SSC;

                  (iii) by Purchaser if any of the conditions set forth in
         Section 7.01 or 7.02 shall have become incapable of fulfillment, and shall not have been waived by Purchaser; or

                  (iv) by SSC or Purchaser, if the Closing does not occur on or prior to June 30, 1999;

PROVIDED, HOWEVER, that the party seeking termination pursuant to clause (ii),
(iii) or (iv) is not then in breach in any material respect (unless such breach did not directly or indirectly result in or contribute to the state of facts giving rise to the right of termination under clause (ii), (iii) or (iv)) of any of its representations, warranties, covenants or agreements contained in this Agreement.

                  (b) In the event of termination by SSC or Purchaser pursuant to this Section 9.01, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

                  (i) Purchaser shall return all documents and other material received from the Company or SSC relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the Company; and

                  (ii) all confidential information received by Purchaser with respect to the business of the Company shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement.

                  SECTION 9.02. EFFECT OF TERMINATION. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 9.01, this Agreement shall become null and void and of no further force and effect, except for the provisions of (i) Section 6.04 relating to the obligation of Purchaser to keep confidential certain information and data obtained by it, (ii) Section 6.06 relating to certain expenses, (iii) Section
6.07 relating to finder's fees and broker's fees, (iv) Section 9.01 and this
Section 9.02 and (v) Section 6.12 relating to publicity. Nothing in this Section
9.02 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

                 SECTION 9.03. AMENDMENTS AND WAIVERS. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, Purchaser may waive compliance by any Seller or the Company, or SSC may waive compliance by Purchaser, with any term or provision of this Agreement that such other party was or is obligated to comply with or perform; PROVIDED, HOWEVER, that none of such waivers by Purchaser or SSC shall be effective without the prior written consent of the Preferred Sellers.

                                    ARTICLE X

                               GENERAL PROVISIONS

                  SECTION 10.01. SURVIVAL. The representations and warranties contained in this Agreement shall survive the Closing solely for purposes of
Article VIII and shall terminate at the close of business on June 30, 2000, except for the representations and warranties contained in Sections 2.04, 3.04 and 4.02. Subject to Section 8.02(b), the other covenants contained in Article VI shall terminate at the close of business on June 30, 2000, except for the covenants contained in Sections 6.04(b) and 6.14, which shall terminate on the dates set forth therein, and the covenants contained in Section 6.09, which shall not terminate (except for the covenants in Section 6.09 to pay Taxes, which covenants shall expire with respect to any particular Tax upon the expiration of the applicable statute of limitations for the assessment of such
Tax).

                  SECTION 10.02. ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party without the prior written consent of the other parties hereto. Notwithstanding the foregoing, (a) Purchaser may assign its right to purchase the Shares to an affiliate of Purchaser without the prior written consent of any other party (but Purchaser shall give written notice of same to each other party), and (b) Purchaser may assign its rights hereunder by way of security and such secured party may assign such rights by way of exercise of remedies (but Purchaser shall give written notice of same to each other party); PROVIDED, HOWEVER, that no assignment shall limit or affect the assignor's obligations hereunder. Any attempted assignment in violation of this Section 10.02 shall be void.

                  SECTION 10.03.  NO THIRD-PARTY BENEFICIARIES.
Except as provided in Article IX, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

                  SECTION 10.04. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, five days after mailing (one business day in the case of overnight courier service), as follows:

                  (i) if to Purchaser or, after the Closing, the Company,

                           EAC I Inc.
                           c/o Ripplewood Holdings L.L.C.
                           One Rockefeller Plaza, 32nd Floor
                           New York, New York 10020
                           Attention: Mr. Timothy C. Collins
                                      Mr. Charles L. Laurey
                           Facsimile: (212) 582-4110

         with a copy to:

                           Cravath, Swaine & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, New York  10019
                           Attention:  Peter S. Wilson, Esq.
                           Facsimile:  (212) 765-0978

                  (ii) if to SSC or, prior to the Closing, the Company,

                           Software Systems Corp.
                           9920 Pacific Heights Blvd., Suite 500
                           San Diego, California 92121
                           Attention: Mr. David Veit
                           Facsimile: (619) 646-6444

         with a copy to:

                           John C. Bender, Esq.
                           150 East 58th Street, Suite 3401
                           New York, New York 10155
                           Facsimile: (212) 755-8894

         and

                           Hennigan, Mercer & Bennett
                           601 South Figueroa Street, Suite 3300
                           Los Angeles, California 90017
                           Attention: Bruce Bennett, Esq.
                           Facsimile: (213) 694-1234

                  (iii) if to Sylvan,

                          Sylvan Learning Systems, Inc.
                          1000 Lancaster Street
                          Baltimore, Maryland 21202
                          Attention: Robert W. Zentz, Esq.
                          Facsimile: (410) 843-8060

         with a copy to:

                           Venable, Baetjer and Howard, LLP
                           1800 Mercantile Bank & Trust Building
                           Two Hopkins Plaza
                           Baltimore, Maryland  21201
                           Attention:  Newton B. Fowler, III, Esq.
                           Facsimile:  (410) 244-7742

                  (iv) if to Pyramid,

                           Pyramid Ventures, Inc.
                           1 BT Plaza, 29th Floor
                           M/S 2291
                           New York, New York 10006
                           Attention:  Melanie Hackney
                           Facsimile: (212) 669-1502

         with a copy to:

                           Emmet Marvin Martin LLP
                           120 Broadway
                           New York, New York 10271
                           Attention: Martha Coultrap, Esq.
                           Facsimile: (212) 238-3100

                  (v) if to GE Cap-Eq,

                           GE Capital Equity Investments, Inc.
                           120 Long Ridge Road
                           Stamford, Connecticut 06927
                           Attention: Mr. Jerome Marcus
                           Facsimile: (203) 357-6527
         with a copy to:

                           Kaye, Scholer, Fierman, Hays & Handler, LLP
                           425 Park Avenue
                           New York, NY 10022-3598
                           Attention:  Joseph D. Hansen, Esq.
                           Facsimile:  (212) 836-7149

                  SECTION 10.05. INTERPRETATION; EXHIBITS AND SCHEDULES; CERTAIN DEFINITIONS. (a) The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit, but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

                  (b)  For all purposes hereof:

                  "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

                  "including" means including, without limitation.

                  "person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

                  "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person or by another subsidiary of such first person.

                  "to Purchaser's knowledge" means to the actual knowledge after reasonable inquiry of Timothy C. Collins or Charles L. Laurey.

                 "to the knowledge of SSC and the Company" means to the actual knowledge of David M. Veit, Therese K. Crane, Joyce F. Russell, Curtis Hedges, Nancy Lockwood, Susan R. Collins, Gary Columb, Michael Hayes and Michael DePasquale.

                  SECTION 10.06. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

                  SECTION 10.07. ENTIRE AGREEMENT. This Agreement, and the Confidentiality Agreement, along with the Schedules and Exhibits hereto, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. None of the parties shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Confidentiality Agreement.

                  SECTION 10.08. SEVERABILITY. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

                  SECTION 10.09. CONSENT TO JURISDICTION. Each party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 10.09. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern

District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  SECTION 10.10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

                  SECTION 10.11. WAIVER OF JURY TRIAL. Each party hereby waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and
(b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.11.

                  IN WITNESS WHEREOF, SSC, the Preferred Sellers, Purchaser and the Company have duly executed this Agreement as of the date first written above.

                                         SOFTWARE SYSTEMS CORP.,

                                           by /s/ JOYCE F. RUSSELL
                                            --------------------------
                                            Name: Joyce F. Russell
                                            Title: CEO & Secretary

                                         SYLVAN LEARNING SYSTEMS, INC.,

                                           by /s/ B. LEE MCGEE
                                            ---------------------------
                                            Name: B. Lee McGee
                                            Title: Exec VP & CFO

                                         PYRAMID VENTURES, INC.,

                                           by /s/ BRIAN TOLBET
                                            ----------------------------
                                            Name: Brian Tolbet
                                            Title: Managing Director

                                          GE CAPITAL EQUITY INVESTMENTS, INC.,

                                           by /s/ JEROME MARCUS
                                            -----------------------------
                                            Name: Jerome Marcus
                                            Title: Senior Vice President

                                          JLC LEARNING CORPORATION,

                                           by /s/ DAVID M. VEIT
                                            ------------------------------
                                            Name: David M. Veit
                                            Title: CEO

                                          EAC I Inc.,

                                           by /s/ CHARLES L. LAUREY
                                            -------------------------------
                                            Name: Charles L. Laurey
                                            Title: Secretary

    JLC Holdings, Inc. hereby agrees to
    comply with all its obligations
    under Section 6.09.

    JLC HOLDINGS, INC.,

      by /s/ JOYCE F. RUSSELL
       -------------------------------
       Name: Joyce F. Russell
       Title: CFO & Secretary

                                                                       EXHIBIT A

1.       AMOUNT:           $400,000

2.       ESCROW TO BE ESTABLISHED BY:       Company

3.       ESCROW AGENT:     Bankers Trust Company

4.       INVESTMENT:       Only in highly liquid short-term
                           investments

5.       DISBURSEMENT:

          WHEN: Whenever payment on account of Loss to be indemnified pursuant to Section 8.01 is required to be made by the three Preferred Sellers (in no case in respect of a Specific Preferred Seller Obligation)

          AMOUNT: 10% of the total amount to be paid on account of Loss to be indemnified except as provided in Section 8.01(d) (PROVIDED, that escrow not to cover attorney's fees/expenses incurred by the Preferred Sellers in handling the defense of any indemnified claim)

6.       FEES:             All expenses of Escrow (including preparation
                           of agreement, escrow agent fees and expenses, etc.)
                           paid out of escrow amount (and interest thereon).

7.       DURATION:         June 30, 2000, except as to claims made
                           (and unresolved) before July 1, 2000.
                           Funds that are subject of a disputed
                           claim are held until resolution of such
                           claim.

8.       TERMINATION:      Upon termination, Escrow Agent pays all
                           remaining funds (and interest earned thereon) to Company, which in turn pays (via payroll) all recipients in accordance with pre-arranged percentages.

SCHEDULE 1.01
SAMPLE CALCULATION OF PER SHARE PRICE

Per Share Price:
Per share price = x/y                                         x/y =      $421.06
                                                                         =======
Where:

  x = (1) - (2)                                                 x =  $12,631,941
  y = 30,000                                                    y =       30,000

and:

  (1) = $53,700,000                                           (1) =  $53,700,000
  (2) = (i) + (ii) + (iii)                                    (2) =   41,068,059
                                                                     -----------
                                                                x =  $12,631,941
                                                                     -----------

where:

(i)   = Aggregate Principal of Company Indebtedness $33,892,901
        (See pg. 2 of 4)

(ii)  = Accrued and Unpaid Interest thereon           4,382,408 (As of: 6/30/99)
        (See pg. 2 of 4)

        Prepayment Penalties (Foothill Capital)         360,000 (As of: 6/30/99)

(iii) = Aggregate amount payable under JLC 1998       1,520,250
        Stock Appreciation Rights Plan and

        the maximum aggregate amount payable under      912,500
        the Fixed Sales Bonuses
                                                    -----------
                                              (2) = $41,068,059
                                                    -----------

Note: Amounts are estimated based upon assumptions of remaining obligations as of 6/30/99 and will change based upon actual obligations outstanding and actual closing date.

SCHEDULE 1.01
SCHEDULE OF OUTSTANDING DEBT
AND ACCRUED INTEREST

             Payee                            Date     Principal  Interest   Description
             ------                           ----     ---------  --------   -----------

1a Foothill Capital Corp.-(Revolver)         3/30/98   $7,250,000   9.25%    Prime plus 1.5%; 18% on overadvance;
                                                                             Interest paid monthly though 5/31/99;
                                                                             Plus $7,500/mo. servicing fee; $600/mo.
                                                                             other handling fees.

1b Foothill Capital Corp.-(Special Advance)  3/30/98    7,500,000  15.00%    Interest paid monthly through 5/30/99

 2 Chase Manhattan Bank                      6/29/95    8,500,000  12.25%    Senior Subordinated Note (No interest
                                                                             paid since 10/1/97)

 3 Pyramid Ventures, Inc.                    3/31/99    1,000,000  12.25%    Senior Subordinated Note (No interest
                                                                             paid since 10/1/97)

 4 GE Capital Equity Investments             3/31/99    2,500,000  12.25%    Senior Subordinated Note (No interest
                                                                             paid since 10/1/97)

 5 Sylvan Learning Systems, Inc              3/31/99    5,000,000  12.25%    Senior Subordinated Note (No interest
                                                                             paid since 10/1/97)

 6 Sylvan Learning Systems, Inc              6/30/98    2,142,901  10.00%    Subordinated Promissory Note
                                                      -----------
                                                      $33,892,901
                                                      ===========

                                   -----------------------------------------------------------------------------------------
                                                                          ACCRUED INTEREST
                                   -----------------------------------------------------------------------------------------
                                   FCC-Revolver   FCC-S.A.    Chase      Pyramid   GE Cap Eq   Sylvan     Sylvan
                                   ------------------------------------------------------------------------------     Total
                Debt Holder           7,250,000  7.500,000  8,500,000   1,000,000  2,500,000  5,000,000  2,142,901
                Principal Amount   -----------------------------------------------------------------------------------------
                Interest Amount:
As of 6/30/98 - Regular Interest          -          -      $780,938    $91,875   $229,688   $459,375       -     $1,561,875
              - Penalty Interest          -          -        27,821      3,273      8,183     16,365       -         55,642
      9/30/98 - Regular Interest          -          -       260,313     30,625     76,563    153,125     53,573     574,198
              - Penalty Interest          -          -        27,821      3,273      8,183     16,365       -         55,642
     12/31/98 - Regular Interest          -          -       260,313     30,625     76,563    153,125     53,573     574,198
              - Penalty Interest          -          -        37,095      4,364     10,910     21,820       -         74,189
      3/31/99 - Regular Interest          -          -       260,313     30,625     76,563    153,125     53,573     574,198
              - Penalty Interest          -          -        46,368      5,455     13,638     27,275       -         92,736
      4/30/99 - Regular Interest          -          -        86,771     10,208     25,521     51,042     17,858     191,399
              - Penalty Interest          -          -        18,547      2,182      5,455     10,910       -         37,095
      6/30/99 - Regular Interest       90,500     93,750     173,542     20,417     51,042    102,083     35,715     567,048
              - Penalty Interest          -          -        37,095      4,364     10,910     21,820       -         74,189
                                   -----------------------------------------------------------------------------------------
              Total Interest           90,500     93,750   2,016,934    237,286    593,216  1,186,432    214,290   4,432,408
                                   -----------------------------------------------------------------------------------------
      Reduction of Penalty Interest                          (50,000)                                                (50,000)
                                   -----------------------------------------------------------------------------------------
              Net Interest             90,500     93,750   1,966,934    237,286    593,216  1,186,432    214,290   4,382,408
                                   -----------------------------------------------------------------------------------------
              Total Obligation     $7,340,500 $7,593,750 $10,466,934 $1,237,286 $3,093,216 $6,186,432 $2,357,191 $38,275,309
                                   =========================================================================================

Note: Amounts are estimated based upon a 6/30/99 closing date and will change based upon actual closing date.

SCHEDULE 1.01
CALCULATION OF PENALTY INTEREST ON $17 MILLION
12.25% SENIOR SUBORDINATED NOTES

     Interest Rate: 14.25%

         Interest Due       Total         Penalty    Total Penalty
         and Payable     Interest Due    Interest      Interest
         ------------    ------------    --------    -------------
12/31/97    520,625         520,625          -             -
 1/31/98                    520,625        6,182         6,182
 2/28/98                    520,625        6,182        12,365
 3/31/98    520,625       1,041,250        6,182        18,547
 4/30/98                  1,041,250       12,365        30,912
 5/31/98                  1,041,250       12,365        43,277
 6/30/98    520,625       1,561,875       12,365        55,642
 7/31/98                  1,561,875       18,547        74,189
 8/31/98                  1,561,875       18,547        92,736
 9/30/98    520,625       2,082,500       18,547       111,284
10/31/98                  2,082,500       24,730       136,013
11/30/98                  2,082,500       24,730       160,743
12/31/98    520,625       2,603,125       24,730       185,473
 1/31/99                  2,603,125       30,912       216,385
 2/28/99                  2,603,125       30,912       247,297
 3/31/99    520,625       3,123,750       30,912       278,209
 4/30/99                  3,123,750       37,095       315,304
 5/31/99                  3,123,750       37,095       352,398
 6/30/99    520,625       3,644,375       37,095       389,493
                         ==========                 ==========

Penalty Interest begins to accrue on the first day after interest becomes due and payable.

Note: Amounts are estimated based upon a 6/30/99 closing date and will change based upon actual closing date.

SCHEDULE 1.01
CALCULATION/ALLOCATION OF SHARE PROCEEDS

               Assumed Closing Date: 6/30/99

                                            --------------------------------------------------------------------
                                                                                          Per        Total Share
                                                     Asset Sold             # Shares   Share Price     Proceeds
                                            --------------------------------------------------------------------
Sylvan Learning Systems, Inc. - "Sylvan"    Class A Preferred; par $0.01     15,000      $421.06     $ 6,315,970

Pyramid Ventures Inc. - "Pyramid"           Class A Preferred; par $0.01
                                            Class B Preferred; par $0.01      7,500       421.06       3,157,985

GE Capital Equity Inv. - "GE Cap-Eq"        Class B Preferred; par $0.01      7,500       421.06       3,157,985
                                                                            -------                 ------------
                                                                             30,000                  $12,631,941
                                                                            =======                 ============

Note: Amounts are estimated based upon assumptions of remaining obligations as of 6/30/99 and will change based upon actual obligations outstanding and actual closing date.

                                 SCHEDULE 2.04

1.    Sylvan:

      a. Securities Purchase Agreement dated as of November 1, 1996 by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc., amended as follows:(1)

                  First Amendment to Securities Purchase Agreement dated as of December 5, 1996 by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

                  Consent and Termination Agreement, dated as of June 30, 1998, among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

      b. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., Sylvan Learning Systems, Inc., JLC Learning Corporation and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

      c. Restatement Agreement dated as of December 19, 1996, amending the Second Restated Stockholders Agreement dated November 1, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

      d. Third Restated Stockholders Agreement, dated as of December 19, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

----------
(1) All references to this document throughout the Schedules shall include both the First Amendment and Consent and Termination Agreement set forth below.


                               JLC - CONFIDENTIAL

      e. Indemnification Agreement dated as of November 1, 1996, by and between JLC Learning Corporation and Sylvan Learning Systems, Inc.

      f. Consent and Termination Agreement, dated as of June 30, 1998, among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

2.    GE Capital Equity Investments:

      a. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., General Electric Capital Corporation, G.E. Capital Equity Investments, Inc., JLC Learning Corporation, and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

      b. Restatement Agreement dated as of December 19, 1996, amending the Second Restated Stockholders Agreement dated November 1, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

      c. Third Restated Stockholders Agreement, dated as of December 19, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

      d. Securities Purchase Agreement dated as of December 19, 1996 by and among Software Systems Corp., JLC Learning Corporation and General Electric Capital Corporation.


                               JLC - CONFIDENTIAL

3.    Pyramid Ventures:

      a. Securities Purchase Agreement dated as of November 1, 1996 by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

      b. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., Sylvan Learning Systems, Inc., JLC Learning Corporation and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

      c. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., General Electric Capital Corporation, G.E. Capital Equity Investments, Inc., JLC Learning Corporation, and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

      d. Restatement Agreement dated as of December 19, 1996, amending the Second Restated Stockholders Agreement dated November 1, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

      e. Third Restated Stockholders Agreement, dated as of December 19, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

      f. Securities Purchase Agreement dated as of December 19, 1996 by and among Software Systems Corp., JLC Learning Corporation and General Electric Capital Corporation.


                               JLC - CONFIDENTIAL

                                 SCHEDULE 2.06

1. Product Supply and License Agreement entered into by and between JLC Learning Corporation and Sylvan Learning Systems, Inc. dated as of November 1, 1996.

2. Securities Purchase Agreement dated as of November 1, 1996 by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

3. Texas Caretaker Project Pilot entered into by and between JLC Learning Corporation and Sylvan Learning Systems, Inc. on July 23, 1997.

4. Publication and Distribution Agreement entered into by and between JLC Learning Corporation and Addison Wesley Longman Limited on December 8, 1997. Amendment One to this Agreement was entered into on December 18, 1998. Amendment Two to this Agreement was entered into on March 12, 1999. The Agreement contains a provision providing for limited distribution rights to Sylvan Learning Systems, Inc. Amendments Three and Four were entered into on May 28, 1999.

5. International Development and Distribution Agreement entered into by and between JLC Learning Corporation and Educational Trend Sdn. Bhd. on March 20, 1998. Amendment One to this Agreement was entered into on February 28, 1998. A Letter of Amendment and Subdistribution Agreement are currently under negotiation. The Agreement contains a clause for the provision of localized products to Sylvan Learning Systems, Inc.

6. Engagement Letter entered into by and between BT Alex. Brown and JLC Learning Corporation on January 5, 1998.

7. Subordinated Promissory Note between Sylvan Learning Systems, Inc. and JLC Learning Corporation issued on June 30, 1998 in the principal amount of $2,142,901.36.

8. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., Sylvan Learning Systems, Inc., JLC Learning Corporation and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

9. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., General Electric Capital Corporation, G.E. Capital Equity Investments, Inc., JLC Learning Corporation, and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.


                               JLC - CONFIDENTIAL

10. In March of 1999, JLC Learning Corporation's receivable under the Product Supply and License Agreement of November 1, 1996, was applied against JLC Learning Corporation's obligations to Sylvan under the Securities Purchase Agreement dated as of November 1, 1996.

11. Senior Subordinated 12.25% Note Purchase Agreement by and among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corp., Chase Manhattan Bank, N.A. and Maximum Investments, N.V., dated as of June 29, 1995, amended as follows: (1)

      (a)   Amendment No. 1 and Waiver dated as of December 15, 1995.

      (b)   Amendment No. 2 and Waiver dated as of July 17, 1996.

      (c)   Waiver and Ratification dated as of September 30, 1996.

      (d)   Amendment No. 3 and Waiver dated as of November 1, 1996.

      (e)   Amendment No. 4 and Waiver dated as of December 6, 1996.

      (f)   Amendment No. 5 and Waiver dated as of December 19, 1996.

      (g) Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., Sylvan Learning Systems, Inc., JLC Learning Corporation and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

      (h) Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., General Electric Capital Corporation, G.E. Capital Equity Investments, Inc., JLC Learning Corporation, and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

      (i) Assignment and Agreement of September 15, 1998 by and among HAL International Investments N.V., formerly known as Maximum Investments N.V., Pyramid Ventures, Inc., JLC Learning Corp. and JLC Holdings, Inc.

12. Stock Purchase Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition and Jostens, Inc. dated as of June 29, 1995.

----------
(1) All references to this document throughout the Schedules shall include nine (9) documents set forth below.


                               JLC - CONFIDENTIAL

13. Restatement Agreement dated as of December 19, 1996, amending the Second Restated Stockholders Agreement dated November 1, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

14. Third Restated Stockholders Agreement, dated as of December 19, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

15. Indemnification Agreement dated as of November 1, 1996, by and between JLC Learning Corporation and Sylvan Learning Systems, Inc.

16. Securities Purchase Agreement dated as of December 19, 1996 by and among Software Systems Corp., JLC Learning Corporation and General Electric Capital Corporation.

17. Letter Agreement modifying and terminating certain licensing rights granted by Academic Systems to JLC Learning Corporation, dated as of June 17, 1998.

18. Subordination Agreement, dated June 30, 1998 among Foothill Capital Corporation, JLC Learning Corporation and Sylvan Learning Systems, Inc.

19. Management and Advisory Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition Corp. and Bain Capital Partners IV, L.P. dated as of June 29, 1995.

20. Consent and Termination Agreement, dated as of June 30, 1998, among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

21. Strategic Alliance Agreement dated the date hereof between Sylvan Learning Systems, Inc. and JLC Learning Corporation.


                               JLC - CONFIDENTIAL

                                 SCHEDULE 3.03

1. Senior Subordinated 12.25% Note Purchase Agreement by and among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corp., Chase Manhattan Bank, N.A. and Maximum Investments, N.V., dated as of June 29, 1995.

2. Software Systems Corp.'s $57,150,000 Subordinated Note due 2003, dated November 8, 1996 between Software Systems Corp. and Jostens, Inc.

3. Software Systems Corp.'s $4,000,115 Exchangeable Subordinated Note due 2003, between Software Systems Corp. and Jostens, Inc. dated June 29, 1995.


                               JLC - CONFIDENTIAL

                                 SCHEDULE 3.06

              SOFTWARE SYSTEMS CORP. UNCONSOLIDATED BALANCE SHEET,
                               DECEMBER 31, 1998

Assets

Investments in JLC Learning Corporation                       $40,000,000
                                                       -------------------------
Total Assets:                                                 $40,000,000
                                                       =========================

Liabilities                                                   $48,628,000(1)
Paid in kind notes - Jostens, Inc.                              9,058,000
                                                       -------------------------

Total Liabilities                                             $57,686,000
                                                       =========================
Shareholder's equity

Retained earnings                                            ($11,953,000)
Current year profit (loss)                                   ($ 5,733,000)
                                                       -------------------------
Shareholder's equity                                         ($17,686,000)
                                                       =========================
Total liabilities and equity                                  $40,000,000
                                                       -------------------------

(1) This figure represents the present value of Software Systems Corp.'s $57,150,000 Subordinated Note due 2003, dated November 8, 1996 between Software Systems Corp. and Jostens, Inc.


                               JLC - CONFIDENTIAL

                       SOFTWARE SYSTEMS CORP. LIABILITIES

1. Securities Purchase Agreement dated as of November 1, 1996 by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

2. Senior Subordinated 12.25% Note Purchase Agreement by and among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corp., Chase Manhattan Bank, N.A. and Maximum Investments, N.V.

3. Stock Purchase Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition, Inc. and Jostens, Inc. dated as of June 29, 1995.

4. Restatement Agreement dated as of December 19, 1996, amending the Second Restated Stockholders Agreement dated November 1, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

5. Third Restated Stockholders Agreement, dated as of December 19, 1996, by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation, Bain Capital Funds IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Information Partners Capital Fund, L.P., Jostens, Inc., Indosuez JLC Partners, Chase Manhattan Investment Holdings, Inc., HAL International Investments N.V., Lifetouch Learning, Inc., Sylvan Learning Systems, Inc. and General Electric Capital Corporation.

6. Securities Purchase Agreement dated as of December 19, 1996 by and among Software Systems Corp., JLC Learning Corporation and General Electric Capital Corporation.

7. Management and Advisory Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition Corp. and Bain Capital Partners IV, L.P. dated as of June 29, 1995.

8. Consent and Termination Agreement, dated as of June 30, 1998, among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.


                               JLC - CONFIDENTIAL

                                 SCHEDULE 3.07

1.    See Schedule 2.06.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.01

             JURISDICTIONS IN WHICH THE COMPANY IS QUALIFIED TO DO
                                    BUSINESS

STATE             FINE/FEE                   STATE             FINE/FEE
-----             --------                   -----             --------

Alabama(1)        To be determined/$10.00    Montana(2)        $120.00/To be determined

Alaska(2)         $350.00/To be determined   Nebraska(2)       $145.00/To be determined

Arizona                                      Nevada(2)         $325.00/To be determined

Arkansas                                     New Hampshire(2)  To be determined

California                                   New Jersey

Colorado(1)       To be determined           New Mexico(2)     $200.00/To be determined

Connecticut(2)    $20.00/$20.00              New York(2)       $225.00/To be determined

Delaware(2)       $150.00/To be determined   North Carolina

District of(2)    To be determined           North Dakota(1)   To be determined/$20.00
Columbia

Florida                                      Ohio(2)           $100.00/$5.00

Georgia                                      Oklahoma(2)       To be determined/$20.00

Guam                                         Oregon

Hawaii(1)         To be determined/$25.00    Pennsylvania

Idaho(2)          $100.00/To be determined   Puerto Rico(1)    To be determined

Illinois                                     Rhode Island(2)   To be determined

Indiana                                      South Carolina

Iowa(2)           $100.00/To be determined   South Dakota(2)   $130.00/To be determined

Kansas(1)         $170.00/$7.50              Tennessee(1)      To be determined/$20.00

Kentucky(1)       To be determined/$10.00    Texas(1)          To be determined

Louisiana                                    Utah

Maine(2)          $180.00/To be determined   Vermont(2)        $100.00/To be determined

Maryland                                     Virginia(1)       $3755.00/To be determined

Massachusetts(2)  $300.00/$12.00             Washington(2)     $175.00/To be determined

Michigan(2)       $60.00/To be determined    West Virginia

Minnesota(1)      To be determined/$5.00     Wisconsin(2)      $250.00/To be determined

Mississippi(1)    To be determined/$25.00    Wyoming(2)        $100.00/To be determined

Missouri(1)       To be determined/$10.00

----------
(1) The company is required to either pay a fine or file an annual report or both as a condition to receiving a current Certificate of Good Standing. The Company is currently in the process of either paying a fine or filing a report or both.

(2) The Company is in the process of applying for a Certificate of Authority and will pay any fees that may he required.


                               JLC - CONFIDENTIAL

                               CORPORATE RECORDS

1. Some certificates representing shares of Class A Common Stock of JLC Learning Corp. are not presently held in books and records of JLC Learning Corporation. However, at the time JLC Learning was purchased from Jostens, Inc., JLC Holdings Inc., Software Systems Corp. and JLC Acquisition, Inc. purchased all issued and outstanding shares of Class A Common Stock.


                               JLC - CONFIDENTIAL

                               COMPANY CONTRACTS

1. Discontinued the marketing of Vital Tools. A settlement agreement has been reached with APTEX/HNC.


                               JLC - CONFIDENTIAL

                                 SCHEDULE 4.04

1. Senior Subordinated 12.25% Note Purchase Agreement by and among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corp., Chase Manhattan Bank, N.A. and Maximum Investments, N.V., dated as of June 29, 1995.

2. Loan and Security Agreement entered into by and between JLC Learning Corporation, the Financial Institutions named therein as the Lenders and Foothill Capital Corporation on March 30, 1998.(1)

      (a) Amendment No. One to the Loan and Security and Agreement dated as of July 28, 1998.

      (b) Amendment No. Two to the Loan and Security and Agreement dated as of May 1, 1999.

3. Software Systems Corp.'s $57,150,000 Subordinated Note due 2003, dated November 8, 1996 between Software Systems Corp. and Jostens, Inc.

4. Software Systems Corporation's $4,000,115 Exchangeable Subordinated Note due 2003, between Software Systems Corp. and Jostens, Inc. dated as of June 29, 1995.

5. License Agreement between Lernout and Hauspie Speech Products N.V. assignee of INSO Corp., assignee of Houghton Mifflin Co. and JLC Learning Corp., Assignee of Ideal Learning Inc., September 30, 1993, amendment I dated September 30, 1998.

6. Lease with Spieker Properties for 9920 Pacific Heights Blvd., with termination date of March 21, 2001.

7.    Compaq Authorized Reseller Sales Agreement dated as of January 7, 1998.

8. Trademark License Agreement among Jostens, Inc., JLC Holdings, Inc., Software Systems Corp. and Jostens Learning Corp., dated June 29, 1995.

9.    Directors and Officers insurance coverage.

----------
(1) All references to this document throughout the Schedules shall include both Amendment No. One and Amendment No. Two to the Loan and Security Agreement as set forth below.


                               JLC - CONFIDENTIAL

                                 SCHEDULE 4.05

1.    Audited Balance Sheet as of December 31, 1996.

2. Draft of Audited Balance Sheets as of December 31, 1997 and December 31, 1998 (form of opinion letter and footnotes to financial statements subject to change as described in section 6.18).

3.    Draft Financial Statements as of March 31, 1999.


                               JLC - CONFIDENTIAL

                                                               [GRAPHIC OMITTED]

JLC LEARNING
CORPORATION
FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

                      [LETTERHEAD OF PRICE WATERHOUSE LLP]

                       Report of Independent Accountants

March 21, 1997

To the Board of Directors of
JLC Learning Corporation

In our opinion, the accompanying balance sheet and the related statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of JLC Learning Corporation, formerly Jostens Learning Corporation, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the year ended December 31, 1996 and the six-month period ended December 31, 1995 in conformity with generally accepted accounting principles. These financial statements are the responsibility of JLC Learning Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP

                            JLC LEARNING CORPORATION
--------------------------------------------------------------------------------

                                 BALANCE SHEET
                                 (In thousands)

                                     Assets

                                                                December 31,
                                                           ---------------------
                                                             1996        1995
                                                           --------   ----------

Current assets:
  Cash and cash equivalents                                $ 11,453   $   1,372
  Accounts receivable, less allowance of
    $2,896 and $2,367, respectively                          33,441      53,678
  Inventories                                                 2,533       3,092
  Prepaid expenses                                            4,110       3,795
  Current portion of amounts due from related parties         1,347       7,000
                                                           --------   ---------
    Total current assets                                     52,884      68,937

Amounts due from related parties, less current portion                      350
Other assets:
  Software development costs, net                            26,505      30,865
  Intangible assets, net                                      6,654       9,899
  Deferred financing fees, net                                1,322       1,687
  Investments in equity securities                            2,157       2,157
Fixed assets, net                                             5,541       9,777
                                                           --------   ---------
    Total assets                                           $ 95,063   $ 123,672
                                                           ========   =========

                      Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable                                         $  3,937   $   8,087
  Due to related parties                                        370       7,930
  Salaries, wages and commissions payable                     5,376       6,418
  Deferred revenue                                           24,543      27,990
  Other accrued liabilities                                  12,904      16,193
                                                           --------   ---------
    Total current liabilities                                47,135      66,618
                                                           --------   ---------
Noncurrent portion of deferred revenue                        7,306       7,640
                                                           --------   ---------
Noncurrent other accrued liabilities                          1,464       4,888
                                                           --------   ---------
Revolving line of credit                                        -        10,700
                                                           --------   ---------
Long-term debt                                               16,020      15,750
                                                           --------   ---------

Stockholders' equity:
  Mandatorily redeemable preferred stock                      9,076         -
  Redeemable preferred stock                                    -           -
  Common stock                                                  -           -
  Paid-in capital                                            75,803      57,538
  Accumulated deficit                                       (43,760)    (21,481)
  Unallocated purchase consideration                        (17,981)    (17,981)
                                                           --------   ---------
    Total stockholders' equity                               23,138      18,076
                                                           --------   ---------
    Total liabilities and stockholders' equity             $ 95,063   $ 123,672
                                                           ========   =========

   The accompanying notes are an integral part of these financial statements.

                            JLC LEARNING CORPORATION
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                                 (In thousands)

                                                                    For the six-
                                                     For the year   month period
                                                        ended          ended
                                                     December 31,   December 31,
                                                         1996          1995
                                                     ------------   ------------
Net revenue:
  Software                                            $ 40,423       $ 15,812
  Service                                               35,385         19,331
  Hardware                                              10,924         13,295
                                                      --------       --------
                                                        86,732         48,438
                                                      --------       --------

Cost of products sold:
  Software                                              12,937          4,754
  Service                                               28,973         15,551
  Hardware                                               8,251         11,744
                                                      --------       --------
                                                        50,161         32,049
                                                      --------       --------

Selling and administrative expenses:
  Sales and marketing                                   28,019         14,204
  Research and development                              11,715          4,977
  General and administrative                            11,281          4,618
  Amortization of intangible assets                      3,245          1,853
                                                      --------       --------

                                                        54,260         25,652
                                                      --------       --------

Loss from operations                                   (17,689)        (9,263)
Interest expense                                        (4,590)        (1,819)
                                                      --------       --------

Loss before income taxes                               (22,279)       (11,082)
Income tax expense                                         -              -
                                                      --------       --------

Net loss                                              $(22,279)      $(11,082)
                                                      ========       ========

   The accompanying notes are an integral part of these financial statements.

                            JLC LEARNING CORPORATION
--------------------------------------------------------------------------------

                       STATEMENT OF STOCKHOLDERS' EQUITY
                             (Dollars in thousands)

                                              Mandatorily
                                              Redeemable          Redeemable
                             Common Stock   Preferred Stock    Preferred Stock   Additional               Unallocated
                            --------------  ----------------  -----------------   Paid-in   Accumulated     Purchase
                            Shares     $    Shares      $     Shares       $      Capital     Deficit    Consideration   Total
                            ------   -----  -------  -------  -------   -------  ---------- -----------  -------------   ------

Balance at July 3, 1995     1,000    $  -      -     $  -        -       $  -     $57,538    $(10,399)    $(17,981)    $29,158

Net loss for the six-
  month period ended
  December 31, 1995                                                                           (11,082)                  (11,082)
                           ------    -----  ------   ------    ------    -----    -------    --------     --------     --------

Balance at
  December 31, 1995         1,000       -      -        -        -          -      57,538     (21,481)     (17,981)      18,076

Issuance of
  redeemable
  preferred stock                                              20,000              18,165                                18,165

Contribution from Holdings                                                            100                                   100

Issuance of
  mandatorily
  redeemable
  preferred stock                           10,000     9,076                                                              9,076

Net loss for the year ended
  December 31, l996                                                                           (22,279)                  (22,279)
                           ------    -----  ------    ------   ------    -----    -------    --------     --------     --------

                            1,000    $  -   10,000    $9,076   20,000    $  -     $75,803    $(43,760)    $(17,961)    $ 23,130
                           ======    =====  ======    ======   ======    =====    =======    ========     ========     ========

   The accompanying notes are an integral part of these financial statements.

                            JLC LEARNING CORPORATION
--------------------------------------------------------------------------------

                            STATEMENT OF CASH FLOWS

                Increase (Decrease) in Cash and Cash Equivalents
                                 (In thousands)

                                                                             For the six-month
                                                            For the year          period
                                                               ended               ended
                                                            December 31,       December 31,
                                                               1996                1995
                                                            ------------     -----------------

Operating activities:
  Net loss                                                  $ (22,279)          $ (11,082)
  Adjustments to reconcile net loss to net
    cash provided by (used in) operating activities:
      Depreciation and amortization                            15,746               8,246
      Amortization of deferred financing fees                     365                 180
      Amortization of debt discount                               270
      Changes in assets and liabilities, net of effects
        of purchase of Ideal:
        Decrease in accounts and notes receivable              26,240              28,085
        Decrease in inventories                                   396               1,553
        Increase in prepaid expenses                             (315)             (1,319)
        Increase (decease) in accounts payable                 (4,150)                528
        Increase (decease) in due to related parties           (7,560)              6,810
        Decrease in salaries, wages and commissions payable    (1,042)             (6,845)
        Decrease is deferred revenue                           (3,776)            (12,803)
        Increase (decrease) in current and noncurrent
          other accrued liabilities                            (6,494)                777
                                                            ---------           ---------

      Net cash provided by (used in) operating activities      (2,599)             14,130
                                                            ---------           ---------

Investing activities:
  Payment in connection with purchase of
    Ideal, net of cash acquired                                                    (4,089)
  Capital expenditures, net                                      (901)             (1,323)
  Software development costs                                   (2,841)             (3,547)
                                                            ---------           ---------
      Net cash used in investing activities                    (3,742)             (8,959)
                                                            ---------           ---------

Financing activities:
  Decrease in due to former parent                               (219)               (150)
  Repayments of borrowings on revolving line of credit        (34,700)            (28,000)
  Borrowings on revolving line of credit                       24,000              19,200
  Proceeds from sale of preferred stock, net                   27,241
  Contribution from Holdings                                      100
                                                            ---------           ---------
      Net cash provided by (used in) financing activities      16,422              (8,950)
                                                            ---------           ---------
Increase (decrease) in cash and cash equivalents               10,081              (3,779)
Cash and cash equivalents, beginning of period                  1,372               5,151
                                                            ---------           ---------
Cash and cash equivalents, end of period                    $  11,453           $   1,372
                                                            =========           =========

   The accompanying notes are an integral part of these financial statements.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 1- NATURE OF THE BUSINESS:

JLC Learning Corporation (JLC or the Company), formerly Jostens Learning Corporation, is a leading provider of technology-based educational programs to school districts for kindergarten through twelfth grade. JLC is a wholly-owned subsidiary of Software Systems Corporation (SSC), a wholly-owned subsidiary of JLC Holdings, Inc. (Holdings).

JLC operates in the educational software industry and has maintained a leadership position among a multitude of providers. JLC's products and services include fully integrated software systems, standalone CD ROM delivery, connection to the Internet and a full service offering including installation, teacher training, onsite and remote diagnostics and maintenance.

JLC focuses its market efforts in the educational channel, with sales and service coverage in the United States and several U.S. territories and is exploring opportunities in international markets. The Company's selling and distribution efforts include a direct sales force, telemarketing and catalog sales, The Company also has a small presence in the retail market.

On June 29, 1995, Holdings acquired all of the outstanding stock of JLC from Jostens, Inc. (Jostens). The acquisition was accounted for under the purchase method (see Note 16).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Fiscal Year

The Company changed its fiscal year to a calendar year effective December 31, 1995. Through July 3, 1995, the Company operated on a fifty-two or fifty-three week fiscal year for financial reporting purposes. Unless otherwise noted, reference to the six-month period ended December 31, 1995 relates to the period from July 4, 1995 to December 31, 1995.

Cash and Cash Equivalents

The Company considers all highly liquid financial instruments with maturities at date of purchase of three months or less to be cash equivalents.

Inventories

Inventories are stated at the lower of cost (first-in, first-out method) or market.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Capitalized Computer Software Development Costs

The Company, in accordance with Statement of Financial Accounting Standards
(SFAS) No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," capitalizes software development costs by project commencing when technological feasibility is established and concluding when the product is ready for release. Software development costs are amortized on a straight-line basis over five years or the expected life of the product, whichever is less. Research and development costs are charged to expense as incurred.

Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of the assets acquired. Goodwill resulting from the acquisition of JLC by Holdings on June 29, 1995 and the acquisition of Ideal Learning, Inc. (Ideal) discussed in
Note 3 is being amortized on a straight-line basis over 7 years.

In addition to goodwill, intangible assets include the Company's tradename and workforce in place. The tradename and workforce in place, valued at June 29, 1995 at $5,804 and $3,835, respectively, are being amortized on a straight-line basis over 3 and 4 years, respectively.

Investments in Equity Securities

The Company has investments in certain equity securities. At December 31, 1996 and 1995, the Company holds investments with a value totaling $2,157. The Company's investments in equity securities are classified as available-for-sale and recorded at fair value with unrealized gains or losses reported on a net basis as a separate component of stockholders' equity until realized. No unrealized gains or losses are included in stockholders' equity at December 31, 1996 or 1995 as there was no change in the fair market value of these investments. During 1996, the Company sold one of its investments with a book value of $0 for $500. In conjunction with the sale, the Company entered into a royalty agreement with the former investee. The gain on sale of this investment was deferred and will be recognized over the life of the royalty agreement on a units-of-production basis.

Deferred Financing Fees

Deferred financing fees relate to the revolving credit agreement (see Note 8) and the senior subordinated notes (see Note 9) and are being amortized over the term of the related debt. Amortization for the year ended December 31, 1996 and the six-month period ended December 31, 1995 approximated $365 and $180, respectively.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Fixed Assets

Fixed assets are recorded at cost and depreciated over the estimated useful lives of the related assets. Depreciation is provided principally on the straight-line method for financial reporting purposes and on accelerated methods for income tax purposes. Leasehold improvements are depreciated over the shorter of their useful life or the lease term.

Revenue Recognition

Revenue is recognized for hardware and software upon shipment of the product, provided that no significant vendor or post contract support obligations remain outstanding and collection of the resulting receivable is deemed probable. Revenue from service contracts, instruction and user training and post-contract customer support is recognized ratably over the period of the related contract. The Company accrues all vendor and post-contract obligations remaining at the time of shipment. Deferred revenue represents the Company's obligation to perform under signed contracts.

Advertising

Advertising costs are expensed as incurred. Advertising expense totaled $2,279 and $1,865 for the year ended December 31, 1996 and the six-month period ended December 31, 1995, respectively.

Income Taxes

The Company accounts for income taxes in accordance with SFAS 109, "Accounting for Income Taxes," which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 3 - BUSINESS ACQUISITION:

Effective December 19, 1995, Holdings acquired all of the outstanding stock of Ideal for $4,100 in cash, a $900 note payable and a warrant to purchase a specified number of shares of Holdings Common Stock. The acquisition was accounted for under the purchase method. Goodwill in the amount of $1,713 was recorded in conjunction with the acquisition of Ideal. Effective July 1, 1996, the assets and liabilities of Ideal were transferred to JLC. Because the transfer of assets occurred among entities under common control, the Company has accounted for the transfer in a manner similar to a pooling of interests and, accordingly, the Company's financial statements include the historical results of Ideal from the date of acquisition by Holdings.

NOTE 4 - INVENTORIES:

Inventories are as follows:

                                                                December 31,
                                                           ---------------------
                                                             1996          1995
                                                           -------       -------

Finished products                                          $ 2,380       $ 2,889
Materials and supplies                                         153           203
                                                           -------       -------
                                                           $ 2,533       $ 3,092
                                                           =======       =======

NOTE 5 - CAPITALIZED COMPUTER SOFTWARE DEVELOPMENT COSTS:

Capitalized computer software development costs are as follows:

                                                                December 31,
                                                           --------------------
                                                             1996         1995
                                                           -------      -------

Capitalized software costs                                $ 36,588      $33,747
Less accumulated amortization                              (10,083)      (2,882)
                                                          --------      -------
                                                          $ 26,505      $30,865
                                                          ========      =======

Amortization of capitalized computer software development costs aggregated $7,201 and $2,839 for the year ended December 31, 1996 and for the six-month period ended December 31, 1995, respectively. No charges were recorded during the year ended December 31, 1996 or the six-month period ended December 31, 1995 due to impairment of net realizable value.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 6 - GOODWILL AND OTHER INTANGIBLE ASSETS:

Goodwill and other intangible assets are as follows:

                                                                December 31,
                                                           --------------------
                                                             1996         1995
                                                           -------      -------

Tradename                                                  $ 5,804      $ 5,804
Workforce in place                                           3,835        3,835
Goodwill                                                     2,138        2,138
                                                           -------      -------
                                                            11,777       11,777
Less accumulated amortization                               (5,123)      (1,878)
                                                           -------      -------
                                                           $ 6,654      $ 9,899
                                                           =======      =======

Amortization of goodwill and other intangible assets aggregated $3,245 and $1,853 for the year ended December 31, 1996 and for the six-month period ended December 31, 1995, respectively. Amortization charges of approximately $47 and $356 were recorded for the year ended December 31, 1996 and for the six-month period ended December 31, 1995, respectively, due to accelerated amortization of the workforce in place as a result of higher than estimated employee turnover.

NOTE 7 - FIXED ASSETS:

Fixed assets are comprised of the following:

                                                              December 31,
                                          Depreciable     --------------------
                                             Life           1996        1995
                                         ------------     -------     --------
Computer equipment                       1 to 3 years     $ 8,609     $ 7,963
Warehouse                                     2 years         261         397
Leasehold improvements                   3 to 5 years         559         231
Other furniture and fixtures             2 to 7 years       3,607       3,552
                                                          -------     -------
                                                           13,036      12,143
Less accumulated depreciation                              (7,495)     (2,366)
                                                          -------     -------
                                                          $ 5,541     $ 9,777
                                                          =======     =======

Depreciation expense aggregated $5,129 and $2,320 for the year ended December 31, 1996 and for the six-month period ended December 31, 1995, respectively.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 8 - REVOLVING CREDIT AGREEMENT:

On June 29, 1995, the Company entered into a revolving credit agreement with a maximum loan availability of $40,000 including up to $3,000 of letters of credit (the Loan Facility). Loans under this agreement are secured by 100% of all capital or other equity interests of SSC and JLC, as well as accounts receivable, inventory, fixed assets, intangibles and contract rights of JLC. The revolving credit agreement is also guaranteed by Holdings and SSC. Interest on borrowings under the agreement during fiscal 1996 was computed at 1.5% plus the prime lending rate of the bank acting as agent for the revolving credit agreement or LIBOR plus 3.0%. The Company is subject to a commitment fee computed at a rate equal to 1/2% of the daily average unutilized commitment under the Loan Facility. Interest and the commitment fee are due quarterly. The Company may prepay the Loan Facility at any time, subject to prepayment fees as defined in the agreement. The termination date for the revolving line of credit is the last business day of June 2000. At December 31, 1996, no amounts were outstanding under this agreement. At December 31, 1995, $10,700 was outstanding under this agreement.

The revolving credit agreement requires JLC to meet certain operating ratios and limits, among other things, the Company's indebtedness, dividend payments and capital expenditures. The Company failed to meet certain covenants during the year ended December 31, 1996, but obtained waivers from the lenders. As of December 31, 1996, the Company believes it is in compliance with all applicable covenants.

NOTE 9 - LONG-TERM DEBT:

Senior Subordinated Notes

On June 29, 1995, the Company entered into a senior subordinated note purchase agreement whereby the Company borrowed a total of $17,000 from two lending institutions under note agreements which bear interest at 12.25% and mature on the last business day of June 2002. Interest is payable quarterly. The notes are secured by the same collateral as the $40,000 revolving credit agreement (see
Note 8) and are guaranteed by Holdings.

The agreement requires the Company to meet certain operating ratios and limits, among other things, the Company's indebtedness and dividend payments. The Company failed to meet certain covenants during the year ended December 31, 1996, but obtained waivers from the lenders. As of December 31, 1996, the Company believes it is in compliance with all applicable covenants.

In connection with the issuance of the note agreements, the lending institutions each received warrants to acquire a specified number of shares of Holdings Common Stock. The value ascribed to the warrants of $1,260 was recorded as a discount from the face value of the debt and is being amortized over the term of the Senior Subordinated Notes. The unamortized discount on the Senior Subordinated Notes totaled $980 and $1,250 at December 31, 1996 and 1995, respectively.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 10 - LEASE OBLIGATIONS, COMMITMENTS AND CONTINGENCIES:

The Company has operating leases for office and warehouse space that include remaining noncancelable minimum rental commitments as follows:

Year ending December 31:                                         Amount
                                                               ----------
  1997                                                          $ 3,926
  1998                                                            3,273
  1999                                                            2,226
  2000                                                            2,271
  2001                                                            1,267
  Thereafter                                                        453
                                                                -------
  Total minimum lease payments                                   13,416
  Total minimum noncancelable sublease rentals                   (1,004)
                                                                -------
                                                                $12,412
                                                                =======

Rent expense for all operating leases aggregated $3,843, net of sublease rentals of $611, for the year ended December 31, 1996 and $1,924, net of sublease rentals of $201, for the six-month period ended December 31, 1995, respectively.

The Company is a party to litigation arising in the normal course of business. Management regularly analyzes current information and, as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. Management believes that the effect on the Company's results of operations and financial position, if any, for the disposition of these matters, will not be material.

NOTE 11 - ROYALTY AGREEMENTS:

The Company has commitments for minimum guaranteed royalties under various software license agreements which are payable over periods ranging from three to five years. The software under license has been or will be integrated with the Company's existing software. Minimum future obligations under these royalty agreements are as follows:

Year ending December 31:                                               Amount
                                                                    -----------
      1997                                                          $     400
      1998                                                              3,030
      1999                                                              1,050
      2000                                                                450
                                                                    ---------
      Total minimum royalty payments                                $   4,930
                                                                    =========

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 11 - ROYALTY AGREEMENTS: (Continued)

The Company has prepaid royalties associated with these license agreements totaling $1,150 at December 31, 1996. The prepaid royalties will be amortized on a units-of-products basis.

NOTE 12 - INCOME TAXES:

Due to losses incurred from operations, the Company has no provision for income tax for the year ended December 31, 1996 or for the six-month period ended December 31, 1995.

Significant components of the deferred tax balances are:

                                  December 31, 1996        December 31, 1995
                                ----------------------   ---------------------
                                 Current  Non-Current    Current   Non-Current
                                 Assets      Assets      Assets       Assets
                                --------- ------------   -------   -----------

Depreciation and amortization   $    --   $  6,153       $   --      $  2,670
Net operating loss carryovers                9,074                      3,274
Accrued expenses                  1,416        200        1,383           400
Other                               325          6          114             6
Valuation allowance              (1,741)   (15,433)      (1,497)       (6,350)
                                -------   --------       -------     --------
                                $    --   $     --       $    --     $     --
                                =======   ========       =======     ========

Management has determined, based on the Company's history of prior operating losses and its expectations for the future, that a full valuation allowance for deferred tax assets should be provided at December 31, 1996 and 1995.

NOTE 13 - RELATED PARTY TRANSACTIONS:

Bain Capital Partners IV, L.P. (Bain), an affiliate of certain shareholders, provides management and advisory services to the Company and Holdings. Approximately $427 of fees paid to Bain for the year ended December 31, 1996 were included as issuance costs of the Class A and Class B Preferred Stock (see Notes 14 and 15). Additionally, $46 of fees for out-of-pocket expenses were paid to Bain during the year ended December 31, 1996.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousand,, except per share data)
--------------------------------------------------------------------------------

NOTE 13 - RELATED PARTY TRANSACTIONS: (Continued)

At December 31, 1996 and 1995, the Company had outstanding a note receivable from Jostens in the amount of $350 and $7,350, respectively, related to certain liabilities which existed at the date of acquisition. Also included in amounts due from related parties at December 31, 1996 is $120 due from an investor in conjunction with the issuance of the Class A Preferred Stock and $877 of intercompany amounts due from Holdings.

In conjunction with the issuance of the Class A Preferred Stock, the Company entered into a consulting arrangement with an investor. The arrangement provides for $500 per year to be paid to the investor for consulting services through November 1, 1999. At December 31, 1996, $416 was included in prepaid expenses and the statement of operations reflects $84 in consulting expenses for the year ended December 31, 1996 related to this arrangement. In addition to the consulting arrangement, the Company entered into a sales and marketing agreement whereby the Company would sell product to the investor at a discount. Approximately $192 in sales were made to this investor during the year ended December 31, 1996.

Included in other noncurrent accrued liabilities at December 31, 1996 and 1995 is $341 and $560, respectively, representing the noncurrent portion of a note payable to Jostens related to settlement of intercompany transactions. Also included in other noncurrent accrued liabilities at December 31, 1996 is $350 related to the consulting arrangement described above.

Included in due to related parties at December 31, 1996 is the current portion of the note payable to Jostens of $220 as well as $150 related to the consulting arrangement described above. Included in due to related parties at December 31, 1995 are payroll amounts paid on behalf of JLC by Jostens, totaling approximately $7,430, the current portion of the note payable to Jostens of $220 and $280 of intercompany amounts due to Holdings.

NOTE 14 - MANDATORILY REDEEMABLE PREFERRED STOCK:

On December 19, 1996, the Company issued 10,000 shares of $.01 par value Class B Preferred Stock and recorded the stock at $10,000 less issuance costs of approximately $900, its fair value on date of issuance. These shares represent all of the authorized shares of Class B Preferred Stock. JLC is required to redeem all outstanding shares of Class B Preferred Stock, at a redemption price of $1,000 per share plus any accrued and unpaid dividends, by December 19, 2008. Holders of Class B Preferred Stock have no voting rights, are entitled to a preferential distribution of $1,000 per share plus accrued and unpaid dividends in the event of a liquidation, and are entitled to annual dividends of $100 per share until the Company redeems the stock. The stock will be accreted to its redemption value through charges to paid-in-capital.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 15 - STOCKHOLDERS' EQUITY:

On November 1, 1996, the Company issued 20,000 shares of $.01 par value Class A Preferred Stock for $20,000 less issuance costs of $1,835. In conjunction with the issuance of the Class A Preferred Stock, $100 was paid to Holdings for a warrant to purchase a specified number of shares of Holdings Common Stock. Concurrent with the sale of the warrant, Holdings contributed the proceeds received to JLC.

The authorized redeemable preferred stock and common stock of the Company consists of 20,000 shares of $.01 par value Class A Preferred Stock and 120,565 shares of $.001 par value Class A Common Stock. At December 31, 1996 and 1995, 1,000 shares of the Class A Common Stock were issued and outstanding. All outstanding shares of Class A Common Stock are held by SSC. At December 31, 1996, all 20,000 shares of the Class A Preferred Stock were issued and outstanding. No preferred shares were authorized, issued or outstanding at December 31, 1995. Holders of Class A Common stock are entitled to one vote per share. Holders of Class A Preferred Stock have no voting rights. In the event of a liquidation of the Company, holders of Class A Preferred Stock are entitled to a preferential distribution of $1,000 per share plus accrued and unpaid dividends. Distribution amounts in excess of the Class A and Class B preferred stock distribution preference are to be distributed ratably to all of the Class A common shareholders. The Company, at its option, may redeem all the shares of Class A Preferred Stock at a redemption price of $1,000 per share plus any accrued and unpaid dividends. Holders of Class A Preferred Stock are entitled to annual dividends of $100 per share.

Included in paid-in capital of JLC is $40,000 in debt payable by SSC to the Company's former parent, Jostens, as part of the purchase consideration. Such debt is not payable by JLC, guaranteed by JLC nor subject to repayment from the proceeds of any future equity transactions of JLC.

NOTE 16 - UNALLOCATED PURCHASE CONSIDERATION:

In conjunction with the acquisition of JLC by Holdings on June 29, 1995, warrants and an exchangeable note issued to Jostens allowed the former parent to acquire up to a 30.7% interest in Holdings. Accordingly, 69.3% of the purchase consideration was allocated to the assets acquired and liabilities assumed at their respective fair values, with the remainder allocated at Jostens' book value as of the date of acquisition. The application of the purchase method resulted in an allocation of the excess purchase consideration over historical carryover basis of Jostens ("unallocated purchase consideration") of approximately $17,981.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 17 - EMPLOYEE BENEFIT PLANS:

Stock Option Plan

Certain JLC employees, consultants or advisors are eligible to participate in the Stock Option Plan (the Plan) adopted by the Board of Directors of Holdings in August 1996. The Board of Directors of Holdings determines the award date, the number of shares subject to each award and the exercise price of each option. Awards are categorized as either basic options or performance options, as defined in the Plan. Options issued in 1996 vest over a five-year period. Basic options and performance options expire 10 years and 7 years, respectively, from the date of grant.

Holdings has adopted the disclosure-only provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation" at December 31, 1996. Accordingly, no compensation cost has been recognized for the stock option plans. Had compensation cost for the Holdings' Stock Option Plan been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS No. 123, the financial impact to JLC would have been immaterial.

401(k) Retirement Plan

The Company has a retirement savings plan covering substantially all eligible employees. The plan provides for discretionary matching contributions by the Company, limited to eligible contributions by employees. The Company's contribution to the plan for the period ended December 31, 1996 was $350.

                            JLC LEARNING CORPORATION
                         Notes to Financial Statements
                 (Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NOTE 18 - SUPPLEMENTAL CASH FLOW INFORMATION:

Supplemental disclosures of cash flow information:

                                                                   For the six-
                                                 For the year      month period
                                                    ended             ended
                                                 December 31,      December 31,
                                                    1996               1995
                                                 ------------      -------------

Cash paid during the period for interest           $ 4,686            $ 1,113
                                                   =======            =======
Cash paid during the period for income taxes       $   127            $    --
                                                   =======            =======

Supplemental schedule of noncash investing and remaining activities:

Holdings purchased certain assets of Ideal for a total purchase price of $5,000. In conjunction with the acquisition, liabilities were assumed as follows (in thousands):

Fair value of assets acquired                        $ 5,746
Less cash paid for stock of Ideal                     (4,100)
                                                     -------
Liabilities assumed                                  $ 1,646
                                                     =======

                                                                           DRAFT

JLC LEARNING
CORPORATION
Financial Statements
December 31, 1998 and 1997

                                                                           DRAFT

                        Report of Independent Accountants

February __, 1999

To the Board of Directors and Shareholders of JLC Learning Corporation

In our opinion, the accompanying balance sheet and the related statements of operations, stockholders' deficit and cash flows present fairly, in all material respects, the financial position of JLC Learning Corporation at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of JLC Learning Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern As discussed in Note 1 to the financial statements, the Company is not in compliance with certain covenants required by the subordinated notes. In the event that the holders demand payment of the notes and the Company is not able to obtain suitable alternative financing, there is substantial doubt about the Company's ability to continue as a going concern Management's plans in regard to this matter are also described in Note
1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

JLC LEARNING CORPORATION                                                   DRAFT
Balance Sheet - (in thousands except share and per share data)
December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                               1998         1997
                                  Assets
Current assets
   Cash and cash equivalents                                                $      --    $     860
   Accounts receivable, less allowance of $1,327 and $2,393, respectively      21,877       29,440
   Inventories                                                                  1,011        1,050
   Prepaid expenses                                                             2,629        1,238
   Investment in equity securities                                                314           --
                                                                            ---------    ---------
     Total current assets                                                      25,831       32,588

Other assets
   Software development costs, net                                              2,690        4,879
   Intangible assets, net                                                         959        1,204
   Deferred financing fees, net                                                   859           --

   Fixed assets, net                                                            2,090        3,145
                                                                            ---------    ---------
   Total assets                                                             $  32,429    $  41,816
                                                                            =========    =========

                   Liabilities and Stockholders'  Deficit
Current liabilities
   Accounts payable                                                         $   2,678    $   2,817
   Due to related parties                                                         955        1,070
   Salaries and related items                                                   6,005        5,388
   Other accrued liabilities                                                   10,112        8,976
                                                                            ---------    ---------
                                                                               19,750       18,251
   Deferred revenue                                                            21,253       25,648
   Revolving line of credit                                                     2,238        8,500
   Senior subordinated debt                                                    17,000       17,000
                                                                            ---------    ---------
       Total current liabilities                                               60,241       69,399

Non-current portion of deferred revenue                                         1,723        3,873

Non-current portion of due to related parties                                   2,901          712

Non-current other accrued liabilities                                             293          898

Term note payable to bank                                                       7,500           --
                                                                            ---------    ---------
   Total liabilities                                                           72,658       74,882
                                                                            ---------    ---------

Stockholder's' deficit
   Mandatorily redeemable preferred stock, $0.01 par value, 10,000 shares authorized, issued and outstanding ($11,230 and
    $10,153 liquidation preference, respectively)                              11,230       10,153
   Redeemable preferred stock, $.01 par value, 20,000 shares authorized,
    issued and outstanding                                                         --           --
   Common stock, $.001 par value, 120,565,000 shares authorized,
    1,000 shares issued and outstanding                                            --           --
   Additional paid-in capital                                                  75,803       75,803
   Accumulated deficit                                                       (109,595)    (101,041)
   Unallocated purchase consideration                                         (17,981)     (17,981)
   Accumulated other comprehensive income                                         314           --
                                                                            ---------    ---------
    Total stockholders' deficit                                               (40,229)     (33,066)
                                                                            ---------    ---------
    Total liabilities and stockholders' deficit                             $  32,429    $  41,816
                                                                            =========    =========

   The accompanying notes are an integral part of these financial statements.

JLC LEARNING CORPORATION                                                   DRAFT
Statement of Operations - (in thousands)
Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                           1998            1997
Net revenue
   Software                                            $ 31,422        $ 29,159
   Service                                               33,935          36,029
   Hardware                                               4,014           6,624
                                                       --------        --------
                                                         69,371          71,812
                                                       --------        --------

Cost of products sold
   Software                                               7,050          30,435
   Service                                               19,235          23,399
   Hardware                                               3,229           5,550
                                                       --------        --------
                                                         29,514          59,384
                                                       --------        --------
Gross profit                                             39,857          12,428
                                                       --------        --------

Selling and administrative expenses
   Sales and marketing                                   24,097          31,357
   Research and development                               8,022          11,177
   General and administrative                             7,705          13,508
   Amortization of intangibles                              245           5,449
   Restructuring                                          2,012              --
                                                       --------        --------
                                                         43,081          61,491
                                                       --------        --------

Loss from operations                                     (3,224)        (49,063)
Interest expense                                         (4,286)         (5,013)
Other income (expense)                                       33          (2,128)
                                                       --------        --------

Loss before income taxes                                 (7,477)        (56,204)
Income tax expense                                           --              --
                                                       --------        --------
Net loss                                               $ (7,477)       $(56,204)
                                                       ========        ========

   The accompanying notes are an integral part of these financial statements.

JLC LEARNING CORPORATION                                                  DRAFT
Statement of Stockholders' Deficit - (in thousands except share data)
Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                  Mandatorily       Redeemable
                                Preferred Stock   Preferred Stock    Common Stock     Additional
                                ---------------  ----------------  -----------------   Paid-in    Accumulated
                                Shares      $    Shares      $     Shares      $       Capital      Deficit
                                ------  -------  ------  --------  -------  --------  ----------  -----------

Balance at December 31, 1996    10,000  $ 9,076  20,000  $     --  $ 1,000  $     --   $75,803   $ (43,760)

Accrued dividends on
  mandatorily redeemable
  preferred stock                         1,000                                                     (1,000)

Accretion of stock issuance
  costs and related
  discount                                   77                                                        (77)

Net loss for the year ended
  December 31, 1997                                                                                (56,204)
                                ------  -------  ------  --------  -------  --------   -------   ---------
Balance at December 31, 1997    10,000   10,153  20,000        --    1,000        --   $75,803    (101,041)

Accrued dividends on
  mandatorily redeemable
  preferred stock                         1,000                                                     (1,000)

Accretion of stock issuance
  costs and related
  discount                                   77                                                        (77)

Comprehensive income (loss)

  Net loss for the year ended
   December 31, 1998                                                                                (7,477)

  Unrealized gain on
   available for sale
   securities

Total Comprehensive
  income (loss)
                                ------  -------  ------  --------  -------  --------   -------   ---------
Balance at December 31, 1998    10,000  $11,230  20,000  $     --  $ 1,000  $     --   $75,803   $(109,595)
                                ======  =======  ======  ========  =======  ========   =======   =========

                                                Accumulated
                                Unallocated       Other
                                  Purchase     Comprehensive
                                Consideration     Income       Total
                                -------------  -------------   -----

Balance at December 31, 1996     $(17,981)       $      --   $ 23,138

Accrued dividends on
  mandatorily redeemable
  preferred stock

Accretion of stock issuance
  costs and related
  discount

Net loss for the year ended
  December 31, 1997                                           (56,204)
                                 --------        ---------   --------
Balance at December 31, 1997      (17,981)                    (33,066)

Accrued dividends on
  mandatorily redeemable
  preferred stock

Accretion of stock issuance
  costs and related
  discount

Comprehensive income (loss)

  Net loss for the year ended
   December 31, 1998                                           (7,477)

  Unrealized gain on
   available for sale
   securities                                          314        314
                                                 ---------   --------
Total Comprehensive
  income (loss)                                        314     (7,163)
                                 --------        ---------   --------
Balance at December 31, 1998     $(17,981)       $     314   $(40,229)
                                 ========        =========   ========

   The accompanying notes are an integral part of these financial statements.

JLC LEARNING CORPORATION                                                  DRAFT
Statement of Cash Flows - (in thousands)
Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                 1998        1997
Cash flows used in operating activities
   Net loss                                                  $ (7,477)   $(56,204)
   Adjustments to reconcile net loss to net cash used in
    operating activities
     Depreciation and amortization                              4,025      33,733
     Impairment of investments in equity securities                --       2,157
     Amortization of deferred financing fees                      286       1,322
     Amortization of debt discount                                 --         980
     Changes in assets and liabilities
       Decrease in accounts receivable                          7,563       5,348
       Decrease in inventories                                     39       1,483
       Decrease in prepaid expenses                               220       2,872
       Decrease in accounts payable                              (139)     (1,120)
       Increase (decrease) in due to related parties              (15)        700
       Increase in salaries and related items                     617          12
       Decrease in current and noncurrent deferred revenue     (6,545)     (2,333)
       Increase (decrease) in current and noncurrent
         accrued liabilities                                    1,171      (3,603)
                                                             --------    --------
           Net cash used in operating activities                 (255)    (14,653)
                                                             --------    --------

Cash flows used in investing activities:
   Capital expenditures                                          (536)     (1,136)
   Software development costs capitalized                          --      (3,125)
                                                             --------    --------
           Net cash used in investing activities                 (536)     (4,261)
                                                             --------    --------

Cash flows provided by (used in) financing activities:
   Decrease in due to former parent                              (162)       (179)
   Repayments of borrowings on revolving line of credit       (65,552)    (14,300)
   Proceeds from revolving line of credit, net of
     financing fees of $1,145 in 1998                          66,645      22,800
   Retirement of previous line of credit, net                  (8,500)         --
   Borrowings on long-term note payable to bank                 7,500          --
                                                             --------    --------
           Net cash provided by (used in)
            financing activities                                  (69)      8,321
                                                             --------    --------

Decreases in cash and cash equivalents                           (860)    (10,593)
Cash and cash equivalents, beginning of period                    860      11,453
                                                             --------    --------
Cash and cash equivalents, end of period                     $     --    $    860
                                                             ========    ========

   The accompanying notes are an integral part of these financial statements.

JLC LEARNING CORPORATION                                                   DRAFT
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

1.    Nature of the Business

      JLC Learning Corporation (JLC or the Company), doing business as Jostens Learning, is a leading provider of technology-based educational programs to school districts for kindergarten through twelfth grade JLC is a wholly-owned subsidiary of Software Systems Corporation (SSC), a wholly-owned subsidiary of JLC Holdings, Inc. (Holdings).

      JLC operates in the education software industry and has maintained a leadership position among a multitude of providers. JLC's products and services include full integrated software systems, standalone CD ROM delivery, connection to the Internet and a full service offering, including installation, teacher training, onsite and remote diagnostics and maintenance.

      JLC focuses its market efforts in the educational channel, with sales and service coverage in the United Stares and several U.S. territories and is exploring opportunities in international markets. The Company's selling and distribution efforts include a direct sales force, telemarketing and catalog sales.

      For the years ended December 31, 1998 and 1997, the Company reported a $7,477 and a $56,204 net loss, respectively. In addition, the Company is in violation of certain financial covenants in connection with its Senior Subordinated Debt, and has failed to make quarterly interest payments due on December 31, 1997 and for each of the four quarters in 1998 on this debt. Accordingly, the entire amount outstanding under the Senior Subordinated Debt has been classified as a current liability. The Company has retained outside consultants to render advice regarding various alternatives available to the Company. These efforts have resulted in the Company restructuring its operations in July 1998 (see Note 19) and the development by the Company of a strategy to address the Company's current financial situation. This strategy involves restructuring current debt, evaluating raising funds through new investors and improving operating performance. There can be no assurance that the Company will obtain the financing, or achieve the cost reductions required for the Company to continue its operations. These financial statements do not include any adjustments that might result form the outcome of this uncertainty.

2.    Summary of Significant Accounting Policies

      Cash and Cash Equivalents

      The Company considers all highly liquid financial instruments with maturities of three months or less at date of purchase to be cash equivalents.

      Inventories

      Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out (FIFO) basis.

JLC LEARNING CORPORATION                                                   DRAFT
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

2.    Summary of Significant Accounting Policies (Continued)

      Software Development Costs

      The Company, in accordance with Statement of Financial Accounting Standards (SFAS) No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," capitalizes software development costs by project commencing when technological feasibility is established and concluding when the product is ready for release. Software development costs are amortized on a straight-line basis over five years or the expected life of the product, whichever is less. The Company periodically evaluates the net realizable value of capitalized software development costs based on factors such as budgeted sales, product development cycles and management's market emphasis. Research and development costs are charged to expense when incurred.

      Intangible Assets

      Intangible assets include goodwill. Goodwill represents the excess of the purchase price over the fair value of assets acquired and is being amortized over seven years. Impairment of intangible assets, if any, is measured periodically on the basis of whether anticipated undiscounted operating cash flows generated by the acquired businesses will recover the recorded net goodwill balances over the remaining amortization period.

      Investments in Equity Securities

      The Company classifies its investments in marketable securities as available-for-sale. Accordingly, investments are recorded at fair value with unrealized gains or losses, net of the related tax effect, excluded form income and reported as a separate component of stockholders' equity (deficit) until realized. A loss included in other expense of $2,157 was realized on investments in 1997 due to what was considered a nontemporary decline in fair value. During 1998, pursuant to a business combination involving the Company's investee, the investment which was written down to zero in 1997 was exchanged for shares of a publicly traded company. The unrealized gain of $314 at December 31, 1998 and 1997 unrealized gain of $314 at December 31, 1998 reflects the market value of this investment. There were no realized gains or losses in 1998.

      Deferred Financing Fees

      Deferred financing fees are direct costs paid by the Company in connection with their revolving credit agreement (see Note 7). These costs are being amortized over the term of the related debt Amortization for the years ended December 31, 1998 and 1997 approximated $286 and $1,322, respectively. Included in amortization for the year ended December 31, 1997 were accelerated amortization charges of $1,047.

      Fixed Assets

      Fixed assets are recorded at cost and depreciated over the estimated useful lives of the related assets. Depreciation is provided principally on the straight-line method for financial reporting purposes and on accelerated methods for income tax purposes. Leasehold improvements are depreciated over the shorter of their useful life or the lease term.

JLC LEARNING CORPORATION                                                   DRAFT
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

2.    Summary of Significant Accounting Policies (Continued)

      Revenue Recognition

      The Company adopted the provisions of Statement of Position 97-2 (SOP 97-2) "Software Revenue Recognition," as amended by Statement of Position 98-4. Deferral of the Effective Date of Certain Provisions of SOP 97-2," effective January 1, 1998 SOP 97-2 supersedes Statement of Position 91-1, "Software Revenue Recognition," and delineates the accounting for software product and maintenance revenue. Under SOP 97-2, the Company recognizes revenue for hardware and software sales upon shipment of the product provided collection of the resulting receivable is deemed probable. Revenue from service contracts, instruction and user training and post-contract customer support is recognized ratably over the period of the related contract. Deferred revenue represents the Company's obligation to perform under signed contracts.

      For contracts with multiple obligations (e.g. deliverable and undeliverable products, maintenance and other services,) the Company allocates revenue to each component of the contract based on objective evidence of its fair value, which is specific to the Company, or for products not being sold separately, the price established by management. The Company recognizes revenue allocated to undelivered products when the criteria for product revenue set forth above are met.

      Advertising

      Advertising costs are expensed as incurred. Advertising expense totaled $705 and 1,832 for the years ended December 31, 1998 and 1997, respectively.

      Income Taxes

      The Company accounts for income taxes in accordance with SFAS 109, "Accounting for Income Taxes," which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. A valuation allowance is required to offset any net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      Comprehensive Income

      The Company adopted SFAS No 130, "Reporting Comprehensive Income" for the year ended December 31, 1998. SFAS 130 requires the Company to measure and disclose all elements of comprehensive income that result from recognized transactions and other events in the financial statements. Accordingly, the Company has reported unrealized gains on marketable securities as a separate component of stockholders' deficit.

JLC LEARNING CORPORATION                                                   DRAFT
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

3.    Inventories

      Inventories are as follows

                                                     ----------------------
                                                          December 31,
                                                     ----------------------
                                                      1998            1997
                                                     ------         -------
      Finished products                              $  836         $  862
      Materials and supplies                            175            188
                                                     ------         -------
                                                     $1,011          1,050
                                                     ------         -------

4.    Software Development Costs

      Software development costs are as follows

                                                     ----------------------
                                                          December 31,
                                                     ----------------------
                                                       1998          1997
                                                     --------      --------
      Capitalized software costs                     $ 39,713      $ 39,713
      Less accumulated amortization                   (37,023)      (34,834)
                                                     --------      --------
                                                     $  2,690      $  4,879
                                                     --------      --------

      Amortization of capitalized computer software development costs are included in cost of products sold and aggregated $2,189 and $24,751 for the years ended December 31, 1993 and 1997, respectively. Included in amortization of capitalized computer software development costs for the year ended December 31, 1997 were accelerated amortization charges of $17,269 for the reduction of certain capitalized costs to their net realizable value due to a change in the Company" product focus. Accelerated amortization charges in 1998 were not material.

5.    Intangible Assets

      Intangible assets are as follows:

                                                     ----------------------
                                                          December 31,
                                                     ----------------------
                                                      1998            1997
                                                     ------          ------
      Goodwill, Ideal                                $1,178          $1,178
      Less accumulated amortization                    (759)           (514)
                                                     ------          ------
                                                     $  959          $1,204
                                                     ------          ------

      Goodwill amounts at December 31, 1998 and 1997 are a result of the Company's acquisition of Ideal Learning, Inc. (Ideal) which took place in 1995.

      Amortization expense related to intangible assets was $245 and $3,035 for the years ended December 31, 1998 and 1997, respectively. Included in amortization for the year ended December 31, 1997 were accelerated amortization charges of approximately $2,415. These charges were a result of an impairment of the trade name, workforce in place, and goodwill assets, which had been established as a result of the original acquisition of the Company by Holdings, due to a change in the Company's product focus.

JLC LEARNING CORPORATION                                                   DRAFT
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

6.    Fixed Assets

      Fixed assets are comprised of the following

                                                                December 31,
                                            Depreciable    --------------------
                                               Life         1998         1997
                                            -----------   -------       -------
          Computer equipment                1 to 3 years  $ 2,914       $ 8,644
          Warehouse equipment               1 to 3 years       60           181
          Leasehold improvements            3 to 5 years      252           349
          Other furniture and fixtures      2 to 7 years    2,012         3,298
                                                          -------       -------
                                                            5,238        12,472
          Less accumulated depreciation                    (3,148)       (9,327)
                                                          -------       -------
                                                          $ 2,090       $ 3,145
                                                          -------       -------

      Depreciation expense aggregated $1,591 and $3,532 for the years ended December 31, 1998 and 1997, respectively. In 1998 the Company wrote off $7,852 of fully depreciated fixed assets which are no longer in use.

7.    Revolving Credit Agreement

      On June 29, 1995, the Company entered into a revolving credit agreement with a maximum loan availability of $40,000, including up to $3,000 of letters of credit (the Loan Facility). Borrowings outstanding under this agreement at December 31, 1997 were $8,500. The original termination date for the revolving line of credit was the last business day of June 2000, however in March 1998, the Company paid all outstanding amounts under this agreement and terminated the Loan Facility.

      In March 1998, the Company entered into a new loan facility which includes a new revolving line of credit agreement with a maximum loan availability of $20,000, including up to $2,000 of letters of credit and a term loan of $7,500 (see Note 9). Advances on the line of credit are limited to the lesser of 75% of eligible billed accounts plus 40% of eligible unbilled accounts or $2,000, whichever is less, and the amount collected on accounts by the Company for a defined period immediately preceding the advance. Loans under this agreement are secured by 100% of all capital or other equity interests, as well as accounts receivable, inventory, fixed assets, intangibles and contract rights. Interest is computed at 0.0875% to 2.75%, depending on the amount outstanding, plus the prime lending rate as most recently announced by Norwest Bank Minnesota, NA and at a minimum, a rate of 9%. At December 31, 1998 the minimum rate was being used. The agreement described above contains certain restrictive covenants, which includes requiring the Company to meet certain profitability levels and to maintain a certain tangible net worth. The new line of credit agreement matures in March 2001. Borrowings outstanding under this line of credit agreement at December 31, 1998 were $2,238. The fair value of the line of credit obligation at December 31, 1998 approximates book value.

JLC LEARNING CORPORATION                                                   DRAFT
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

8.    Senior Subordinated Notes

      On June 29, 1995, the Company entered into a senior subordinated note purchase agreement whereby the Company borrowed a total of $17,000 from two lending institutions under note agreements which bear interest at 12.25% and mature on the last business day of June 2002 Interest is payable quarterly. The notes are secured by the same collateral as the $20,000 revolving credit agreement (see Note 7) and are guaranteed by Holdings.

      The agreements require the Company to meet certain operating ratios and limits. The Company failed to meet certain covenants during the years ended December 31, 1998 and 1997. In addition, the Company failed to make quarterly interest payments due on December 31, 1997 and for each of the four quarters in 1998. Accordingly, amounts outstanding under the senior subordinated notes have been classified as current liabilities at December 31, 1998 and 1997. The fair value of the Senior Subordinated notes at December 31, 1998 is not estimable.

      In connection with the issuance of the note agreements, the lending institutions each received warrants to acquire a specified number of shares of Holdings Common Stock. The value ascribed to the warrants of approximately $1,260 was recorded as a discount from the face value of the debt and was being amortized over the term of the Senior Subordinated Notes. During 1997, the Company accelerated the amortization on the warrants due to an impairment in the value.

      During 1998, a holder of a portion of the Company's Senior Subordinated notes transferred all of its interest in the notes to a third party. All terms and conditions of the original note agreement remained the same. The new note holder is an affiliate of the outside consultant that is assisting in exploring and obtaining additional funding for the Company (see Note 13).

9.    Term Note Payable to Bank

      In March 1998, in connection with a new loan facility (see Note 7) the Company obtained a term loan in the amount of $7,500, which matures in March 2000. The term loan is secured by 100% of all capital or other equity interests, as well as accounts receivable, inventory, fixed assets, intangibles and contract rights. The term loan bears interest at 13.0% up to February 1, 1999 and at 15% thereafter. The loan agreement contains certain restrictive covenants which are consistent with those described in
      Note 7. The fair value of the term loan at December 31, 1998 approximates book value.

10.   Lease Obligations, Commitments and Contingencies

      The Company has operating leases for office and warehouse space that include remaining noncancelable minimum rental commitments as follows:

JLC LEARNING CORPORATION
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

10.   Lease Obligations, Commitments and Contingencies (Continued)

         Year ending December 31                                      Amount
                                                                     --------
         1999                                                        $  3,485
         2000                                                           3,159
         2001                                                           2,098
         2002                                                           1,370
         2003                                                             600
                                                                     --------
         Total minimum lease payments                                  10,712
         Total minimum noncancelable sublease rentals                    (330)
                                                                     --------
                                                                     $ 10,382
                                                                     ========

      Of the $10,382 minimum rental commitments net of sublease rentals, $1,005 has been accrued in the accompanying balance sheet at December 31, 1998 as they represent excess space liabilities a portion of which are a result of the Company's restructuring activities (see Note 19).

      Rent expense for all operating leases aggregated $2,136 and $3,506, net of sublease rentals of $447 and $647, for the years ended December 31, 1998 and 1997, respectively.

      The Company is a party to litigation arising in the normal course of business. Management regularly analyzes current information and, as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. Management believes that the effect on the Company's results of operations and financial position, if any, for the disposition of these matters, will not be material.

11.   Royalty Agreements

      At December 31, 1998 the Company had a minimum guaranteed royalty commitment under a software license agreement of $900 and $450 for the years ended December 31, 1999 and 2000, respectively, which have been accrued in the accompanying balance sheet at December 31, 1998

      In June 1998, JLC restructured a significant software license agreement with a third party JLC returned investment securities valued at $2,285 by the third party and also accepted reduced rights under the license agreement in order to settle $5,500 in minimum future royalty obligations which JLC owed. JLC retained the right to sell product from this third party through 2001. JLC has remaining prepaid royalties with respect to this license agreement of $2,700 with a net carrying value of $1,420 as of December 31, 1998 to be amortized on a units-of-production basis.

12.   Income Taxes

      Due to losses incurred from operations, the Company has no provision for income tax for the years ended December 31, 1998 and 1997

JLC LEARNING CORPORATION
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

12.   Income Taxes (Continued)

      Significant components of the deferred tax balances are

                                         December 31, 1998       December 31, 1997
                                        --------------------    --------------------
                                                      Non-                    Non-
                                         Current     current     Current     current
                                         Assets      Assets      Assets      Assets
                                        --------    --------    --------    --------
        Depreciation and amortization   $     --    $ 14,478    $     --    $ 15,080
        Net operating loss carryovers         --      21,730          --      18,940
        Accrued expenses                     689          --         273         102
        Other                                 53          16         130          16
        Valuation allowance                 (741)    (36,223)       (403)    (34,138)
                                        --------    --------    --------    --------
                                        $     --    $     --    $     --    $     --
                                        ========    ========    ========    ========

      In assessing the realizability of its deferred tax assets, the Company considers whether it is more likely than not that some or all of such assets will be realized. As a result of historical operating losses, the Company has fully reserved its net deferred tax assets as of December 31, 1998 and 1997. The Company will consider release of the valuation allowance once profitable operations have been sustained.

      As of December 31, 1998, the Company had net operating loss carryforwards of approximately $63,900, which will begin to expire in 2010. Past and future transactions in the Company's stock could result in restrictions on the Company's ability to utilize its net operating loss carryforwards pursuant to Section 382 (g) of the Internal Revenue Code.

13.   Related Party Transactions

      The Company benefited from a management and advisory services agreement between Holdings and an affiliate of Holdings' shareholders. Out-of-pocket expenses were paid to this affiliate of $25 and $50 during the years ended December 31, 1998 and 1997, respectively.

      In conjunction with the issuance of the Class A Preferred Stock, the Company entered into a consulting arrangement with an investor. The arrangement provided for $500 per year to be paid to the investor for consulting services through November 1999. At December 31, 1998 and 1997, prepaid consulting fees of $417 and $458, respectively, were included in prepaid expenses and the Company incurred consulting expenses of $499 and $459 for the years ended December 31, 1998 and 1997, respectively, relating to this arrangement. Amounts due to this investor for consulting fees at December 31, 1998 and 1997 are $1,400. The current portion of these amounts at December 31, 1998 and 1997 are $750 and $850, respectively, and are included in due to related parties.

JLC LEARNING CORPORATION
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

13.   Related Party Transactions (Continued)

      In addition to the consulting arrangement, the Company entered into a sales and marketing agreement with this investor whereby the Company would sell product to the investor at a discount. Approximately $354 and $736 in sales were made to the investor during the years ended December 31, 1998 and 1997, respectively. Included in accounts receivable at December 31, 1998 and 1997, was $314 and $349, respectively, from sales to this investor.

      In June 1998, the Company delivered a promissory note to this investor to repurchase securities sold to the investor in December 1996. The note accrues interest at 10% with principal and accrued interest payable on April 15, 2001. The balance as of December 31, 1998 was $2,251 which is included in the non current portion of due to related party on the accompanying balance sheet. As of December 31, 1997, $500 was accrued and included in due to related parties relating to this same agreement.

      At December 31, 1998 and 1997 the Company had amounts due to its former parent relating to the settlement of intercompany transactions of $205 and $382, respectively. Of the amounts due to Jostens at December 31, 1998 and 1997, $205 and $220, respectively, were included in due to related parties.

      During 1998, the Company re-engaged a third party consultant to explore additional investment alternatives. Later during 1998, an affiliate of this consultant replaced a Senior Subordinated Note holder. Fees paid to this affiliate for the year ended December 31,1998 were $647 (see Note 8).

14.   Mandatorily Redeemable Preferred Stock

      On December 19, 1996, the Company issued 10,000 shares of $.01 par value Class B Preferred Stock and recorded the stock at $10,000 less issuance costs of approximately $900, its fair value on date of issuance. These shares represent all of the authorized shares of the Class B Preferred Stock. The Company is required to redeem all outstanding shares of the Class B Preferred Stock, at a redemption price of $1,000 per share plus any accrued and unpaid dividends, by December 19, 2008. Holders of Class B Preferred Stock have no voting rights, are entitled to a preferential distribution of $1000 per share plus accrued and unpaid dividends in the event of a liquidation, and are entitled to annual dividends of $100 per share until the Company redeems the stock. At December 31, 1998 and 1997 accrued dividends of $2,000 and $1,000 are included in stockholders' equity, respectively. The stock will be accreted to its redemption value through charges to accumulated deficit.

15.   Stockholders' Deficit

      On November 1, 1996, the Company issued 20,000 shares of $.01 par value Class A Preferred Stock for $20,000 less issuance costs of $1,835. In conjunction with the Class A Preferred Stock, $100 was paid to Holdings for a warrant to purchase a specified number of shares of Holdings Common Stock. Concurrent with the sale of the warrant, Holdings contributed the proceeds received to the Company.

15.   Stockholders' Equity (Continued)

JLC LEARNING CORPORATION
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

      The authorized redeemable preferred stock and common stock of the Company consists of 20,000 shares of $.01 par value Class A Preferred Stock and 120,565,000 shares of $.001 par value Class A Common Stock. At December 31, 1998 and 1997, 1,000 shares of the Class A Common Stock were issued and outstanding. All outstanding shares of Class A Common Stock are held by SSC. At December 31, 1998 and 1997, all 20,000 shares of the Class A Preferred Stock were issued and outstanding. Holders of Class A Common stock are entitled to one vote per share. Holders of Class A Preferred Stock have no voting rights. In the event of a liquidation of the Company, holders of Class A Preferred Stock are entitled to a preferential distribution of $1,000 per shares plus accrued and unpaid dividends. Distribution amounts in excess of the Class A and Class B preferred stock distribution preference are to be distributed ratably to all of the Class A common stockholders. The Company, at its option, may redeem all the shares of Class A Preferred Stock at a redemption price of $1,000 per share plus any accrued and unpaid dividends. Holders of Class A Preferred Stock are entitled to annual dividends of $100 per share.

      Included in the paid-in capital of the Company is $40,000 in debt payable by SSC to the Company's former parent, as part of the purchase consideration. Such debt is not payable by the Company, guaranteed by the Company, nor subject to repayment from the proceeds of any future equity transactions of the Company.

16.   Unallocated Purchase Consideration

      In conjunction with the acquisition of the Company by Holdings on June 29,1995, warrants and an exchangeable note issued to the Company's former parent allowed the former parent to acquire up to a 30.7% interest in Holdings. Accordingly, 69.3% of the purchase consideration was allocated to the assets acquired and liabilities assumed at their respective fair values, with the remainder allocated at Jostens' book value as of the date of acquisition. The application of the purchase method resulted in an allocation of the excess purchase consideration over historical carryover basis of Jostens ("unallocated purchase consideration) of approximately $17,981).

17.   Employee Benefit Plans

      Stock Appreciation Rights Plan

      In February 1999, the Board of Directors adopted the 1998 Stock Appreciation Rights Plan (the Plan). Stock Appreciation Rights (SARs) in the aggregate of 1,500,000 were created and approximately 1,000,000 SARs, at a base value, as determined by the Board of Directors, of $4.00, were initially granted to select employees in 1999. These SARs shall vest according to the following schedule: 50% on the second anniversary of October 1, 1998 and an additional 25% shall vest on each of the third and fourth anniversaries of October 1, 1998. The SAR represents the right to receive additional compensation equal to the redemption price of the SAR based on an enterprise value determined at the sole discretion of the Board of Directors. SARs shall be redeemed out of available funds upon certain liquidity events, as defined, or at the discretion of the Board of Directors.

JLC LEARNING CORPORATION
Notes to Financial Statements
(Dollars in thousands, except share and per share data)
--------------------------------------------------------------------------------

17.   Employee Benefit Plans (Continued)

      Additionally. in connection with signing the Stock Appreciation Rights Agreement, employees waive and surrender any rights and interest in options previously granted to them under the JLC Holdings, Inc Stock Option Plan.

      401(k) Retirement Plan (401(k) Plan)

      The Company has a retirement savings plan covering substantially all eligible employees. The 401(k) Plan provides for a 33% matching contribution by the Company, limited to eligible contributions by employees. The Company's matching contribution to the 401(k) Plan for the years ended December 31, 1998 and 1997 were $360 and $442, respectively.

18.   Supplemental Cash Flow Information

      Supplemental disclosures of cash flow information

                                                                   For the year ended
                                                                       December 31,
                                                                    ----------------
                                                                     1998      1997
                                                                    ------   -------
          Cash paid during the year for interest                    $1,561   $ 2,208
          Cash paid during the year for income taxes                    --        --
          Non-cash financing activity:
             Note payable issued for equity securities
                (see Note 13)                                        2,251        --
             Equity Securities exchanged for Prepaid Royalty
                (see Note 11)                                        2,285        --


19.   Restructuring

      During July 1998 the Company recorded a restructuring charge of $3,012 related to the adoption by the Company of a formal action plan for restructuring its operations. This restructuring was adopted in an effort to establish a more competitive cost structure in response to current sales levels.

      In connection with the plan in 1998 the Company paid employee severance and benefit costs of approximately $1,400 when it decreased its workforce by approximately 90 employees.

      As of December 31, 1998, the remaining accrual associated with this restructuring was approximately $1,400. This accrual consists of estimated future severance and related obligations of $600, estimated future rent obligations associated with excess lease space of $600, and an accrual for other related costs of $200.

                                     [LOGO]

                                  JLC LEARNING
                                   CORPORATION

                              FINANCIAL STATEMENTS

                                 MARCH 31, 1999

                              LEARNING CORPORATION
                             STATEMENT OF OPERATIONS
                                 (In thousands)

                                        Three months ended   Three mths ended
                                          March 31, 1999       Mar. 31, 1998
                                       --------------------  ----------------
                                        Actual        Plan        Actual
Contract:
   New Sales                              6,980       5,550         4,768
   Renew Sales                            1,274       1,600         1,342

Net Revenue:
   Software                            $  4,729    $  4,947      $  4,167
   Professional Development               2,162       2,416         2,998
   S/W-H/W Support                        5,171       5,268         5,564
   Hardware                               1,238       1,346         1,297
                                       --------    --------      --------
                                         13,300      13,977        14,026
                                       --------    --------      --------

Cost of products sold:
   Software                               1,134       1,345         1,290
   Professional Development               1,717       1,952         2,284
   S/W-H/W Support                        2,504       2,499         3,433
   Hardware                                 871       1,241         1,125
                                       --------    --------      --------
                                          6,286       7,037         8,132
                                       --------    --------      --------
Gross profit:                             7,014       6,940         5,894
                                       --------    --------      --------

Operating expenses:
   Sales and marketing                    4,895       4,906         7,013
   Research & development                 1,739       2,229         2,291
   General & administrative               1,935       1,875         2,207
   Restructuring                             --          --            --
                                          8,569       9,010        11,511
                                       --------    --------      --------
Profit(loss) from operations             (1,555)     (2,070)       (5,617)
Other income (expense)                      404          --            --
Amortization of intangibles                 (61)        (60)          (61)
Interest expense                         (1,309)     (1,058)         (843)
Profit(loss) before inc tax              (2,521)     (3,188)       (6,521)
Income tax expense                           --          --            --
Net proflt(loss)                         (2,521)     (3,188)       (6,521)

Less:
   Depreciation and net amortization        826         887           996
   Gain/Loss on investment                 (392)         --
   Interest                               1,309       1,058           843
   Restructuring                             --          --            --
   Income tax expense                        --          --            --
EBITDA                                 $   (778)   $ (1,243)     $ (4,682)
                                       ========    ========      ========

                            JLC Learning Confidential

                            JLC LEARNING CORPORATION
                                 BALANCE SHEETS
                                 (In thousands)

                                                                March 31, 1999         March 31, 1998
                                                            ----------------------    ----------------
                                                              Actual        Plan            Actual
                                                              ------        ----            ------
                                     Assets
Currents Assets:
   Cash & cash equivalents                                  $      --    $     500        $      --
   Account receivable, less allowance ($1,293 and $2,407)      18,195       15,559          2,2,876
   Inventories                                                    672          480              491
   Prepaid expenses                                             2,189        3,210            1,634
   Due from related party                                          --           --               --
     Total current assets                                      21,056       19,749           25,002

Other Assets:
   Software development costs                                  39,713       39,713           39,713
   Less accumulated amortization                              (37,456)     (37,445)         (35,341)
     Software development, net                                  2,257        2,268            4,372
   Intangible assets                                            1,718        1,718            1,718
   Less accumulated amortization                                 (820)        (819)            (575)
                                                            ---------    ---------        ---------
   Intangible assets, net                                         898          899            1,143
   Deferred financing fees                                        763          763              784
   Fixed assets                                                 5,290       12,892           12,678
   Less accumulated depreciation                               (3,480)     (11,106)          (9,755)
                                                            ---------    ---------        ---------
     Fixed assets, net                                          1,810        1,786            2,923
                                                            ---------    ---------        ---------
                                                            $  26,784    $  25,465        $  34,224
                                                            =========    =========        =========
                      Liabilities and Stockholders Equity
Current Liabilities:
   Accounts payab4e                                         $   2,829    $   2,053        $   5,445
   Due to related party                                         1,137        1,405            1,070
   Salaries and related items                                   4,182        4,174            5,251
   Deferred revenue                                            16,629       17,144           19,060
   Purchase and restructuring liabilities                         915        1,137              323
   Other accrued liabilities                                    8,569        9,452            8,449
                                                            ---------    ---------        ---------
     Total current liabilities                                 34,261       35,395           39,610
Noncurrent portions of deferred revenue                          1314        1,724            3,328
Noncurrent other accrued liabilities                            2,747        2,748            1,629
Revolving line of credit                                        7,026        4,830            4,740
Term note                                                       7,500        7,500            7,503
Senior subordinated note                                       17,000       17,000           17,000
                                                            ---------    ---------        ---------
    Total liabilities                                          69,848       69,197           73,810
Stockholders' equity:
  Paid-in capital                                              87,302       87,302           86,225
  Unallocated purchase consideration                          (17,981)     (17,981)         (17,981)
  Accumulated deficit                                        (112,385)    (113,053)        (107,830)
                                                            ---------    ---------        ---------
     Total stockholders equity                                (43,064)     (43,732)         (39,586)
                                                            ---------    ---------        ---------
     Total liabilities & stockholders' equity               $  26,784    $  25,465        $  34,224
                                                            =========    =========        =========


                            JLC Learning Confidential

                            JLC LEARNING CORPORATION
                             STATEMENT OF CASH FLOWS
                Increase (Decrease) In Cash and Cash Equivalents
                                 (In thousands)

                                                                      Three months ended     Three mths ended
                                                                        March 31, 1999         Mar. 31, 1998
                                                                      ------------------     ----------------
                                                                       Actual      Plan            Actual
                                                                       ------      ----            ------
Operating activities:
  Net profit (loss)                                                   $(2,521)   $(3,188)         $(6,521)
    Depreciation and amortization                                         826        887              995
    Amortization of deferred financing fees                                96         96               --
    Change in assets & liabilities:
      (Increase) decrease in accounts and notes receivable              3,682      6,318            6,563
      (Increase) decrease in due from related party                        --         --               (1)
      (Increase) decrease in inventories                                  339        531              559
      (Increase) decrease in prepaid expense                              440         61             (395)
      Increase (decrease) in accounts payable                             151       (625)           2,628
      Increase (decrease) in due to related party                        (318)       (50)              --
      Increase (decrease) in salaries and related items                (1,8Z3)    (1,831)            (136)
      Increase (decrease) in deferred revenue                          (5,034)    (4,109)          (7,133)
      Increase (decrease) in purchase/restructuring liabilities          (582)      (330)            (113)
      Increase (decrease) in other assets/accrued liabilities             (45)       194              (78)
                                                                      -------    -------          -------
                                                                       (4,789)    (2,046)          (3,632)
                                                                      -------    -------          -------
Investment activities:
      Capital expenditures, net                                           (52)      (100)            (206)
      Software development costs                                           --         --               --
                                                                          (52)      (100)            (206)
                                                                      -------    -------          -------
Financing activities:
      Increase (decrease) in due to former parent                          --         --               19
      Increase (decrease) in notes payable to related party                53         54               --
      Increase (decrease) in notes payable                                 --         --            7,503
      Increase (decrease) in revolving line of credit                   4,788      2,592           (3,760)
      (Increase) decrease in financing fees                                --         --             (784)
                                                                        4,841      2,646            2,978
                                                                      -------    -------          -------
Change in cash and cash equivalents                                                  500             (860)
Cash and cash equivalents, beginning of period                             --         --              860
Cash and cash equivalents, end of period                              $    --    $   500          $    --
                                                                      =======    =======          =======

                            JLC LEARNING CORPORATION
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                 (In thousands)

                                            Paid-in    Additional                  Unallocated
                                Common      Capital     Paid-in      Accumulated     Purchase
                                 Stock      Class B     Capital        Deficit     Consideration     Total
                               ---------   ---------   ---------     ---------     -------------   ---------
Balance at December 31, 1998   $      --   $  11,230   $  75,803     $(109,595)     $ (17,981)     $ (40,543)
Adjustment to carrying value          --          19          --           (19)            --             --
     of preferred stock
Net loss for the three months         --          --          --        (2,521)            --         (2,521)
     ended March 31, 1999
Dividends on preferred stock          --         250          --          (250)            --             --
                               ---------   ---------   ---------     ---------      ---------      ---------
Balance at March 31, 1999      $      --   $  11,499   $  75,803     $(112,385)     $ (17,981)     $ (43,064)
                               =========   =========   =========     =========      =========      =========


                            JLC Learning Confidential

                                  SCHEDULE 4.06

-------------------------------------------------------------------------------------------------------
      Active Debtor                               Lienholder                               Status
-------------------------------------------------------------------------------------------------------
JLC Learning Corp.                       Foothill Capital Corp., as                        Active
9920 Pacific Heights Blvd.               Representative
San Diego, CA 92121                      11111 Santa Monica Blvd., Suite
                                         1500
                                         Los Angeles, CA 90025

                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.07

=================================================================================================================
Facility Address                             Lease Termination              Landlord
-----------------------------------------------------------------------------------------------------------------
1. 7878 N. 16th Street                       December 31, 2002              CarrAmerica Realty Corp.
   Suite 100                                                                2720 East Camelback Road
   Phoenix, AZ 85020                                                        Suite 280
                                                                            Phoenix, AX 85016
-----------------------------------------------------------------------------------------------------------------
2. 9920 Pacific Heights Blvd.                March 21, 2001                 Spieker Properties
   Suite 500                                                                9255 Towne Centre Drive
   San Diego, CA 92121                                                      Suite 100
                                                                            San Diego, CA 92121
-----------------------------------------------------------------------------------------------------------------
3. 600 Brickell Avenue                       November 30, 1999              Foram Group, Inc.
   Suite 300U                                                               600 Brickell Avenue
   Miami, FL 33131                                                          Suite 600
                                                                            Miami, FL 33131
-----------------------------------------------------------------------------------------------------------------
4. 3922 Coconut Palm Drive                   September 30, 2003             AP SE Portfolio Partners L.P c/o
   Suite 110                                                                Crocker Realty Mgmt. 433 Plaza
   Tampa, FL  33619                                                         Real, Suite 335 Boca Raton, FL
                                                                            33432
-----------------------------------------------------------------------------------------------------------------
5. 100 Hartsfield Center Parkway             October 31, 2002               SPP Real Estate, Inc.
   Suite 320                                                                10 Glenville Street
   Atlanta, GA 30354                                                        Greenwich, CT 06831
-----------------------------------------------------------------------------------------------------------------
6. 2860 Old Rochester Road                   July 31, 2000                  Donald E. Curtis
   Springfield, IL 62703                                                    715 East Vine Street
                                                                            Springfield, IL 62703
-----------------------------------------------------------------------------------------------------------------
7. 125 Half Mile Road                        November 30, 1999              HQ Red Bank
   Suite 14                                                                 125 Half Mile Road
   Red Bank, NJ 07701                                                       Suite 200
                                                                            Red Bank, NJ 07701
-----------------------------------------------------------------------------------------------------------------
8. 102 Dee Drive                             December 31, 1999              Hillcrest Office Park
   Charleston, WV 25311                                                     One Players Club Drive
                                                                            Charleston, WV 25311
=================================================================================================================


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.08

                                   TRADEMARKS

==================================================================================================
    AUSTRALIA
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
----------------------------------------------------------------------------------------------------=============
                       SERIAL         DATE          (R)          DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
  Compass(TM)          710447        6/12/96                                             Opposed           JLC
                                                                                         --objected
-----------------------------------------------------------------------------------------------------------------
   Compass             761158        5/4/98                                              Opposed           JLC
 Worldware(TM)                                                                            --objected
-----------------------------------------------------------------------------------------------------------------
  Design of            761668        5/8/98        761668       1/25/99      5/8/08      Registered        JLC
   Tree(R)
-----------------------------------------------------------------------------------------------------------------
   JCAT(R)             761159        5/4/98        761159       12/18/98     5/4/08      Registered        JLC
-----------------------------------------------------------------------------------------------------------------
 Tomorrow's            752687        1/14/98       752687       8/31/98      1/14/08     Registered        JLC
  Promise
-----------------------------------------------------------------------------------------------------------------
 Worldware             775431        10/13/98                                            Published         JLC
                                                                                         11/26/98
-----------------------------------------------------------------------------------------------------------------

==================================================================================================
     BRUNEI
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
----------------------------------------------------------------------------------------------------=============
                       SERIAL          DATE         (R)          DATE        RENEW         CURRENT        OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
   Compass(TM)         24,314        2/24/98       24,314                                                  JLC
                                                                                          Registered
-----------------------------------------------------------------------------------------------------------------
   Compass(TM)         29,032        2/24/98                                               Pending         JLC
-----------------------------------------------------------------------------------------------------------------
    Compass            29,203        4/2/98                                                Pending         JLC
 Worldware(TM)
-----------------------------------------------------------------------------------------------------------------
    Design of          29,201        4/21/98                                               Pending         JLC
    Tree(TM)
-----------------------------------------------------------------------------------------------------------------
    Design of          29,202        4/21/98                                               Pending         JLC
    Tree(TM)
-----------------------------------------------------------------------------------------------------------------
    JCAT(TM)           29,206        4/21/98                                               Pending         JLC
-----------------------------------------------------------------------------------------------------------------
   Tomorrow's          29,031        2/24/98                                              Published        JLC
    Promise                                                                                1/15/99
-----------------------------------------------------------------------------------------------------------------
  Worldware(TM)        29,894        11/24/98                                              Pending         JLC
-----------------------------------------------------------------------------------------------------------------
    Writing            29,203        4/21/98                                               Pending         JLC
Expedition(TM)
-----------------------------------------------------------------------------------------------------------------
    Writing            29,204        4/21/98                                               Pending         JLC
Expedition(TM)
-----------------------------------------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

==================================================================================================
     CANADA
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
----------------------------------------------------------------------------------------------------=============
                       SERIAL         DATE          (R)          DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
  Compass(TM)          877,358       5/6/98                                              Pending           JLC
-----------------------------------------------------------------------------------------------------------------
   Compass             877,187       5/6/98                                              Pending           JLC
 Worldware(TM)
-----------------------------------------------------------------------------------------------------------------
  Design of            877,186       5/6/98                                              Published         JLC
   Tree(TM)                                                                              12/16/98
-----------------------------------------------------------------------------------------------------------------
   JCAT(TM)            877,359       5/6/98                                              Pending           JLC
-----------------------------------------------------------------------------------------------------------------
 Microsystem           462,173       11/26/80      291,816      6/8/84       6/8/99      Registered        JLC
    80(R)
-----------------------------------------------------------------------------------------------------------------
  System 80(R)         379,418       10/1/74       209,956      10/10/75     10/10/05    Registered        JLC
-----------------------------------------------------------------------------------------------------------------
   Tomorrow's          877,185       5/6/98                                              Pending           JLC
  Promise(TM)
-----------------------------------------------------------------------------------------------------------------
   Worldware           894,386       10/23/98                                            Pending           JLC
-----------------------------------------------------------------------------------------------------------------
    Writing            877,357       5/6/98                                              Pending           JLC
Expedition(TM)
-----------------------------------------------------------------------------------------------------------------


==================================================================================================
     FRANCE
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER        STATUS
----------------------------------------------------------------------------------------------------=============
                       SERIAL         DATE          (R)          DATE        RENEW        CURRENT       OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
   Conter                94-         6/7/94        94-523,527   6/7/94       6/7/99      Registered    Jostens
Software(R)            532,527                                                                         Learning
                                                                                                      Corporation
-----------------------------------------------------------------------------------------------------------------

==================================================================================================
    HONG
    KONG
--------------------------------------------------------------------------------------------------
    MARK                    APPLICATION               REGISTRATION           OTHER         STATUS
----------------------------------------------------------------------------------------------------=============
                       SERIAL         DATE          (R)          DATE        RENEW        CURRENT       OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
 A+dvantage            9510668       8/23/95       B6072/1998   3/2/95       3/2/02      Pending       Jostens
Worldware(TM)                                                                                          Learning
                                                                                                      Corporation
-----------------------------------------------------------------------------------------------------------------
  Design of            9510667       8/23/95       01298/1997   8/23/95      8/23/02     Registered    Jostens
   Tree(R)                                                                               12/16/98      Learning
                                                                                                      Corporation
-----------------------------------------------------------------------------------------------------------------
  Learning             9311502       9/13/95                                             Pending       Jostens
 First(TM)                                                                                             Learning
                                                                                                      Corporation
-----------------------------------------------------------------------------------------------------------------

==================================================================================================
   INDONESIA
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
  A+dvanage             D95          9/4/95        364704       9/4/95      9/4/05       Registered       JLC
Worldware(R)           15772
-----------------------------------------------------------------------------------------------------------------
 Compass(TM)          D98 2479      2/17/98                                               Pending         JLC
-----------------------------------------------------------------------------------------------------------------
   Compass              D98         4/29/98                                               Opposed         JLC
Worldware(TM)          07733
-----------------------------------------------------------------------------------------------------------------
  Design of          J95 16035       9/7/95        361336       6/5/96      9/7/05       Registered       JLC
  Tree(R)
-----------------------------------------------------------------------------------------------------------------
  JCAT(TM)              D98         4/29/98                                               Pending         JLC
                       07734
-----------------------------------------------------------------------------------------------------------------
  Learning              D95          9/4/95        360510       9/4/95      3/4/05       Registered       JLC
  First(R)             15771
-----------------------------------------------------------------------------------------------------------------
  Tomorrow's          D98 2478      2/17/98                                               Pending         JLC
 Promise(TM)
-----------------------------------------------------------------------------------------------------------------
Worldware(TM)           D98         11/6/98                                               Pending         JLC
                       18917
-----------------------------------------------------------------------------------------------------------------
   Writing              D98         4/29/98                                               Pending         JLC
Expedition(TM)         07732
=================================================================================================================

==================================================================================================
    IRELAND
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
 Compass(R)           96/3861       6/12/96       173124        6/12/96     6/12/03      Registered        JLC
-----------------------------------------------------------------------------------------------------------------
  Compass             96/2924       7/16/98                                               Pending          JLC
Worldware(TM)
-----------------------------------------------------------------------------------------------------------------
  Design of           98/2925       7/16/98                                               Pending          JLC
  Tree(TM)
-----------------------------------------------------------------------------------------------------------------
  Learning                          7/12/96       202178                                                   JLC
Expedition(TM)
-----------------------------------------------------------------------------------------------------------------
  Learning            96/4375       7/12/96                                              Published         JLC
Expedition(TM)                                                                            4/8/98
-----------------------------------------------------------------------------------------------------------------
   NCAT(TM)           98/1437       4/15/98                                               Pending          JLC
-----------------------------------------------------------------------------------------------------------------
  Tomorrow's          97/4604      12/19/97                                              Published         JLC
 Promise(TM)
-----------------------------------------------------------------------------------------------------------------
Worldware(TM)                                                                            Requested         JLC
                                                                                          filing
                                                                                         10/7/98
-----------------------------------------------------------------------------------------------------------------
   Writing            96/4376       7/12/96       202179        7/12/96     7/12/06      Registered        JLC
Expedition(R)
=================================================================================================================


                               JLC - CONFIDENTIAL

==================================================================================================
   MALAYSIA
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
  A+dvantage           9175/95       9/5/95                                               Pending          JLC
Worldware(TM)
-----------------------------------------------------------------------------------------------------------------
 Compass(TM)          96/08076      7/18/96                                               Pending          JLC
-----------------------------------------------------------------------------------------------------------------
 Compass(TM)          98/05613       5/8/98                                               Pending          JLC
Worldware(TM)
-----------------------------------------------------------------------------------------------------------------
 Design of            95/09668      9/14/95       95/09668       9/14/95    9/14/02      Registered        JLC
  Tree(R)
-----------------------------------------------------------------------------------------------------------------
  JCAT(TM)            98/05611       5/8/98                                               Pending          JLC
-----------------------------------------------------------------------------------------------------------------
  Learning            N97/16819     11/21/97                                              Pending          JLC
Expedition(TM)
-----------------------------------------------------------------------------------------------------------------
  Tomorrow's          98/00802      1/20/98                                               Pending          JLC
 Promise(TM)
-----------------------------------------------------------------------------------------------------------------
Worldware(TM)         98/13772     11/28/98                                               Pending          JLC
-----------------------------------------------------------------------------------------------------------------
   Writing            97/16816     11/21/97                                               Pending          JLC
Expedition(TM)
-----------------------------------------------------------------------------------------------------------------
   Writing            98/05612      5/8/98                                                Pending          JLC
Expedition(TM)
=================================================================================================================

==================================================================================================
    SINGAPORE
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
  A+dvantage          8443/95        9/4/95                                               Pending          JLC
Worldware(TM)
-----------------------------------------------------------------------------------------------------------------
 Compass(TM)          7454/96        7/19/96                                              Pending;         JLC
                                                                                         responded
                                                                                         to office
                                                                                          action
-----------------------------------------------------------------------------------------------------------------
   Compass            3302/98        4/9/98                                               Pending          JLC
Worldware(TM)
=================================================================================================================


                               JLC - CONFIDENTIAL

SINGAPORE (Cont'd)

==================================================================================================
    SINGAPORE
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
  Design of           8407/95        9/2/95       8407/95       9/2/95      9/2/08       Registered        JLC
  Tree(R)
-----------------------------------------------------------------------------------------------------------------
  JCAT(TM)            3305/98        4/9/98                                               Pending          JLC
-----------------------------------------------------------------------------------------------------------------
  Tomorrow's         15161/97       12/13/97                                              Pending          JLC
 Promise(TM)
-----------------------------------------------------------------------------------------------------------------
Worldware(TM)        12024/98       12/1/98                                               Pending          JLC
-----------------------------------------------------------------------------------------------------------------
   Writing            3303/98        4/9/98                                               Pending          JLC
Expedition(TM)
-----------------------------------------------------------------------------------------------------------------
   Writing           3304/98         4/9/98                                               Pending          JLC
Expedition(TM)
=================================================================================================================

==================================================================================================
     TAIWAN
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
    Learning          84-44009      8/30/95        739835      12/16/96     12/16/06    Registered      Jostens
    First(R)                                                                                            Learning
                                                                                                      Corporation
=================================================================================================================

==================================================================================================
     UNITED
    KINGDOM
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
   A+dvantage          2032388      9/1/95        2032388       9/1/95       9/1/05      Registered        JLC
 Worldware(R)
-----------------------------------------------------------------------------------------------------------------
  Compass(R)           2103167      6/12/96       2103167      6/12/96       6/12/06     Registered        JLC
-----------------------------------------------------------------------------------------------------------------
   Compass             2117672      12/5/96       2117672      12/5/96       12/4/06     Registered        JLC
  Management
  System(R)
-----------------------------------------------------------------------------------------------------------------
   Compass             2172297      7/16/98                                               Pending          JLC
 Wor1dware(TM)
-----------------------------------------------------------------------------------------------------------------
  Compass(R)           2103167      6/12/96       2103167      6/12/96       6/12/06     Registered        JLC
=================================================================================================================


                                JLC -CONFIDENTIAL

UNITED KINGDOM (Cont'd)

--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
    Design of          2031173       8/21/95      2031173      8/21/95      8/21/05     Registered         JLC
    Tree(R)
-----------------------------------------------------------------------------------------------------------------
    Learning           2106235       7/26/96      2106235      7/26/96      7/26/06     Registered         JLC
 Expedition(R)
-----------------------------------------------------------------------------------------------------------------
 Learning First        2033468       9/14/95                                            Abandoned
-----------------------------------------------------------------------------------------------------------------
    NCAT(R)             63913        4/9/98       2163913      4/9/98       4/9/98      Registered         JLC
-----------------------------------------------------------------------------------------------------------------
   Tomorrow's          2152272      11/28/97      2152272      11/28/97     11/28/07    Registered         JLC
   Promise(R)
-----------------------------------------------------------------------------------------------------------------
 Worldware(TM)         2179233       10/9/98                                             Pending           JLC
-----------------------------------------------------------------------------------------------------------------
    Writing            2106237       7/26/96      2106237      7/26/96      9/26/01     Registered         JLC
 Expedition(R)
=================================================================================================================

==================================================================================================
     UNITED
     STATES
--------------------------------------------------------------------------------------------------
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
 A Renaissance       74/255,759     3/16/92      1,743,676     12/29/92     12/29/98     Registered        JLC
in Learning(R)
-----------------------------------------------------------------------------------------------------------------
  A+dvantage         74/641,327     3/2/95       2,084,423     7/29/97      7/29/03      Registered        JLC
 Worldware(R)
-----------------------------------------------------------------------------------------------------------------
  ActionMATH         74/641,332     3/2/95       2,014,451     11/5/96      11/5/02      Registered        JLC
    (R)
-----------------------------------------------------------------------------------------------------------------
Brick by Brick       73/567,330     11/7/85      1,411,116     9/30/86      9/30/06      Registered        JLC
    (R)
-----------------------------------------------------------------------------------------------------------------
  Classroom          75/459,879     3/31/98                                               Published        JLC
 Essentials
-----------------------------------------------------------------------------------------------------------------
  Compass(R)         74/439,993     9/24/93      2,053,034     4/15/97      4/15/03      Registered        JLC
-----------------------------------------------------------------------------------------------------------------
   Compass                                                                                 Filing          JLC
   Virtual                                                                                Pending
 Classroom
-----------------------------------------------------------------------------------------------------------------
   Compass           75/173,299     9/27/96        Soon                                   Pending          JLC
Worldware(TM)
-----------------------------------------------------------------------------------------------------------------
  Cuentos de         74/592,365    10/31/94      1,923,500     10/3/95      10/3/01      Registered        JLC
  Coqui(R)
-----------------------------------------------------------------------------------------------------------------
Design of Boy,       73/563,285    10/15/85      1,396,585     6/10/86      6/10/06      Registered        JLC
Dog, Wagon(R)
-----------------------------------------------------------------------------------------------------------------
  Design of          73/819,707     8/17/98      1,712,302     9/1/92       9/1/02       Registered        JLC
  Tree(R)
-----------------------------------------------------------------------------------------------------------------
Dragon Tales(R)      74/709,330     7/31/95      2,054,029     4/22/97      4/22/03      Registered        JLC
-----------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

UNITED STATES (Cont'd)

==================================================================================================
      MARK                  APPLICATION               REGISTRATION           OTHER         STATUS
--------------------------------------------------------------------------------------------------===============
                       SERIAL         DATE         (R)           DATE        RENEW        CURRENT         OWNER
                         NO.                       NUMBER
-----------------------------------------------------------------------------------------------------------------
    First            74/396,268      6/1/93      1,860,732     11/1/94      11/1/00     Registered         JLC
Connections(R)
-----------------------------------------------------------------------------------------------------------------
  Hartley &          74/257,129     3/19/92      1,765,662     4/20/93      4/20/99     Registered         JLC
   Design(R)                                                                renewal
                                                                            pending
-----------------------------------------------------------------------------------------------------------------
 Idea Shaper(R)      74/707,944     7/31/95      2,106,204     10/21/97     10/21/03    Registered         JLC
-----------------------------------------------------------------------------------------------------------------
  IL Design(R)       73/528,796     3/25/85      1,368,933     11/5/85      11/5/05     Registered         JLC
-----------------------------------------------------------------------------------------------------------------
Interpretools(R)     75/180,100     10/11/96     2,198,904     10/20/98     10/20/04    Registered         JLC
-----------------------------------------------------------------------------------------------------------------
   JCAT(R)           74/708,041     7/31/95      2,050,313      4/8/97       4/8/03     Registered         JLC
-----------------------------------------------------------------------------------------------------------------
     JLC             74/042,225     3/26/90      1,636,458      2/26/91      2/26/01    Registered         JLC
 Financial(R)
-----------------------------------------------------------------------------------------------------------------
   Jostens           73/819,706     8/17/89      1,627,668     12/11/90     12/11/00    Registered         JLC
   Learning
Corporation(R)
-----------------------------------------------------------------------------------------------------------------
   Jostens           74/592,366     10/31/94     2,029,506      1/14/97     1/14/03     Registered         JLC
  Learning
 Litenet(R)
-----------------------------------------------------------------------------------------------------------------
   Number            74/709,293      9/1/95      2,029,755      1/14/97     1/14/03     Registered         JLC
Workshop(R)
-----------------------------------------------------------------------------------------------------------------
  Onenet(R)          74/653,702      3/30/95     1,956,376      2/13/96     2/13/02     Registered         JLC
-----------------------------------------------------------------------------------------------------------------
   Shape             74/709,276      8/1/95      1,987,165      7/16/96     7/16/02     Registered         JLC
  Studio(R)
-----------------------------------------------------------------------------------------------------------------
  Storybook          74/709,283      8/1/95      2,108,138      10/28/97    10/28/03    Registered         JLC
   Maker(R)
-----------------------------------------------------------------------------------------------------------------
 System 80(R)        72/350,212      2/2/70       918,463        8/17/71     8/17/01    Registered         JLC
-----------------------------------------------------------------------------------------------------------------
  Take Home                                                                               Filing           JLC
  Connection                                                                             Pending
-----------------------------------------------------------------------------------------------------------------
  T.E.A.C.H.                                                                             Pending         Florida
                                                                                                         Dept. of
                                                                                                          Educ.
-----------------------------------------------------------------------------------------------------------------
  T.E.A.C.H.                                                                             Pending         Florida
     logo                                                                                                Dept. of
                                                                                                          Educ.
-----------------------------------------------------------------------------------------------------------------
  Teacher to         74/644,326      3/10/95     1,990,919       8/6/96      8/6/02     Registered         JLC
   Teacher
 Connection(R)
-----------------------------------------------------------------------------------------------------------------
   TeachNet          75/169,818      9/23/96                                              Opposed          JLC
-----------------------------------------------------------------------------------------------------------------
    THC(R)           74/028,845      2/14/90     1,633,030       1/29/91     1/29/97    Registered         JLC
-----------------------------------------------------------------------------------------------------------------
  Tomorrow's         75/236,856      2/5/97      2,219,515       1/19/99     1/19/09    Registered         JLC
  Promise(R)
-----------------------------------------------------------------------------------------------------------------
   Ufonic(R)         73/463,455      1/31/84     1,332,979       4/30/85     4/30/05    Registered         JLC
-----------------------------------------------------------------------------------------------------------------
   Words on          74/709,329      7/31/95     2,042,802       3/11/97     3/11/03    Registered         JLC
   Wings(R)
-----------------------------------------------------------------------------------------------------------------
   Worldware         75/526,634      7/28/98                                              Pending          JLC
-----------------------------------------------------------------------------------------------------------------
 Write Time(R)       74/709,331      7/31/95     2,042,803       3/11/97     3/11/03    Registered         JLC
=================================================================================================================


                               JLC - CONFIDENTIAL

                                   COPYRIGHTS

All copyrights for JLC Learning Corporation are filed in the United States.

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
Advantage Mgmt Sys. 1.1                  March 23, 1998         TX-4-620-089
-------------------------------------------------------------------------------
Advantage Mgmt. Sys. 1.2                 March 23, 1998         TX-4-620-087
-------------------------------------------------------------------------------
Advantage Mgmt. Sys. 2.0                 March 20, 1998         TX-4-613-682
-------------------------------------------------------------------------------
Advantage Mgmt. Sys. 2.1                 March 20, 1998         TX-4-613-679
-------------------------------------------------------------------------------
AIMS 2.2.4 Adv. Instruc. Mgmt. Sys.      March 20, 1998         TX-4-613-680
-------------------------------------------------------------------------------
Compass 2.2 for                          March 23, 1998         TX-4-620-090
Windows/MacIntosh
-------------------------------------------------------------------------------
Compass 2.2 for ILA                      April 7, 1998          TX-4-634-221
-------------------------------------------------------------------------------
Compass 2.3 for                          March 23, 1998         TX-620-094
Windows / MacIntosh
-------------------------------------------------------------------------------
Compass 3.0 for                          March 20, 1998         TX-4-613-681
Windows / MacIntosh
-------------------------------------------------------------------------------
LMS 3.15                                 April 7, 1998          TX-4-634-220
-------------------------------------------------------------------------------
Peer to Peer Install                     September 30, 1998     TX-4-626-266
Compass/Tomorrow's Promise 3.1
-------------------------------------------------------------------------------
Personal Compass 1.0 for Windows/        March 23, 1998         TX-4-620-099
MacIntosh
-------------------------------------------------------------------------------
Worldware 2.0                            March 27, 1998         TX-4-623-250
-------------------------------------------------------------------------------
Worldware 2.01                           March 20, 1998         TX 4-620-084
-------------------------------------------------------------------------------
RIMS I                                   April 7, 1998          TX-4-634-224
-------------------------------------------------------------------------------
RIMS II 1.72 for MAC                     March 27, 1998         TX-4-623-266
-------------------------------------------------------------------------------
Jostens Comprehensive Assessment         March 23, 1998         TX-4-620-091
Tests/Compass
-------------------------------------------------------------------------------
Jostens Comprehensive Assessment         March 23, 1998         TX-4-620-088
Tests/Advantage
-------------------------------------------------------------------------------
Learning Expedition Language Arts        March 27, 1998         TX-4-623-253
-------------------------------------------------------------------------------
Learning Expedition Mathematics          March 27, 1998         TX-4-623-256
Level 1-3
-------------------------------------------------------------------------------
Learning Expedition Mathematics          March 27, 1998         TX-4-623-248
Leval 4-8
-------------------------------------------------------------------------------
Learning Expedition Math Higher          March 27, 1998         TX-4-623-252
Level Activities
-------------------------------------------------------------------------------
Learning Expedition Reading Levels       March 27, 1998         TX-4-623-255
1-3
-------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

                                   COPYRIGHTS

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
Learning Expedition Reading Levels       March 27, 1998         TX-4-623-247
4-8
-------------------------------------------------------------------------------
Learning Expedition Written              March 27, 1998         TX-4-623-251
Expression
-------------------------------------------------------------------------------
Learning First Elementary                March 23, 1998         TX-4-620-095
Mathematics
-------------------------------------------------------------------------------
Learning First Skills and                March 23, 1998         TX-4-620-102
Employability Skills
-------------------------------------------------------------------------------
Learning First Foundations in            March 27, 1998         TX-4-623-259
Mathematics
-------------------------------------------------------------------------------
Learning First Middle School             March 27, 1998         TX-4-623-258
Mathematics
-------------------------------------------------------------------------------
Learning First Foundations in Reading    March 27, 1998         TX-4-623-260
-------------------------------------------------------------------------------
Learning First New Edition:              March 23, 1998         TX-4-620-103
Elementary Mathematics
-------------------------------------------------------------------------------
Learning First New Edition:              March 23, 1998         TX-4-623-106
Elementary Reading
-------------------------------------------------------------------------------
Integrated Language Arts - Primary       March 25, 1998         TX-4-623-208
Level
-------------------------------------------------------------------------------
Tomorrow's Promise Biology               March 23, 1998         TX-4-620-092
-------------------------------------------------------------------------------
Tomorrow's Promise Chemistry             March 23, 1998         TX-4-620-096
-------------------------------------------------------------------------------
Tomorrow's Promise Earth Science         March 23, 1998         TX-4-620-097
-------------------------------------------------------------------------------
Tomorrow's Promise Language Arts         March 20, 1998         TX-4-613-670
Level 3
-------------------------------------------------------------------------------
Tomorrow's Promise Language Arts         March 20, 1998         TX-4-613-672
Level 4
-------------------------------------------------------------------------------
Tomorrow's Promise Language Arts         March 20, 1998         TX-4-613-676
Level 5
-------------------------------------------------------------------------------
Tomorrow's Promise Language Arts         March 20, 1998         TX-4-613-674
Level 6
-------------------------------------------------------------------------------
Tomorrow's Promise Language Arts         March 20, 1998         TX-4-613-671
Level 7
-------------------------------------------------------------------------------
Tomorrow's Promise Language Arts         March 20, 1998         TX-4-613-677
Level 8
-------------------------------------------------------------------------------


                                JLC -CONFIDENTIAL

                                   COPYRIGHTS

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
Tomorrow's Promise Language Arts         March 27, 1998         TX-4-623-246
Essay Levels 6-8
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-675
Level K
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-687
Level 1
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-690
Level 2
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-685
Level 3
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-688
Level 4
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-686
Level 5
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-683
Level 6
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-693
Level 7
-------------------------------------------------------------------------------
Tomorrow's Promise Mathematics           March 20, 1998         TX-4-613-689
Level 8
-------------------------------------------------------------------------------
Tomorrow's Promise Physical Science      March 23, 1998         TX-4-620-093
-------------------------------------------------------------------------------
Tomorrow's Promise Problem Solving       March 27, 1998         TX-4-623-245
Strategies 6-8
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level K       March 20, 1998         TX-4-613-697
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 1       March 20, 1998         TX-4-613-684
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 2       March 20, 1998         TX-4-613-673
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 3       March 20, 1998         TX-4-613-696
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 4       March 20, 1998         TX-4-613-691
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 5       March 20, 1998         TX-4-613-695
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 6       March 20, 1998         TX-4-613-692
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 7       March 20, 1998         TX-4-613-698
-------------------------------------------------------------------------------
Tomorrow's Promise Reading Level 8       March 20, 1998         TX-4-613-694
-------------------------------------------------------------------------------
Tomorrow's Promise Spelling Level 1      March 23, 1998         TX-4-620-098
-------------------------------------------------------------------------------
Tomorrow's Promise Spelling Level 2      March 20, 1998         TX-4-613-678
-------------------------------------------------------------------------------
Action Math                              March 27, 1998         TX-4-623-265
-------------------------------------------------------------------------------
Community Exploration                    April 7, 1998          TX-4-634-223
-------------------------------------------------------------------------------
English Language Development -           March 25, 1998         TX-4-623-213
Primary
-------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

                                   COPYRIGHTS

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
Steps to English Language                March 25, 1998         TX-4-623-215
Development - Beginner Level
-------------------------------------------------------------------------------
Steps to English Language                March 25, 1998         TX-4-623-214
Development -
Intermediate/Advanced
-------------------------------------------------------------------------------
Explorations in Science, Earth,          March 27, 1998         TX-4-623-267
Physical, Biology
-------------------------------------------------------------------------------
Friday Afternoon                         April 7, 1998          TX-4-634-222
-------------------------------------------------------------------------------
Learning With Literature                 March 23, 1998         TX-4-620-101
-------------------------------------------------------------------------------
Literature Based Mathematics             March 27, 1998         TX-4-623-257
-------------------------------------------------------------------------------
Middle School Mathematics                March 23, 1998         TX-4-620-100
-------------------------------------------------------------------------------
Reading Skills Collection Reading All    April 7, 1998          TX-4-634-226
Around You
-------------------------------------------------------------------------------
Reading Skills Collection Read to        April 7, 1998          TX-4-634-227
Imagine
-------------------------------------------------------------------------------
Reading Skills Collection Reading for    April 7, 1998          TX-4-634-228
Meaning
-------------------------------------------------------------------------------
Reading Skills Collection Read to        April 7, 1998          TX-4-634-229
Think
-------------------------------------------------------------------------------
Spanish Language Arts                    March 27, 1998         TX-4-623-264
-------------------------------------------------------------------------------
Stems                                    April 7, 1998          TX-4-634-225
-------------------------------------------------------------------------------
Tapestry                                 March 27, 1998         TX-4-623-244
-------------------------------------------------------------------------------
Writing Expedition 1.1 for               March 20, 1998         TX-4-613-669
Mac / Windows
-------------------------------------------------------------------------------
8th Grade Math Course Outline            March 27, 1998         TX-1-912-790
-------------------------------------------------------------------------------
Grade 8 Math Support Materials           March 27, 1998         TX-1-920-115
-------------------------------------------------------------------------------
8th Grade Math Teaching Aide             March 27, 1998         TX-1-920-450
-------------------------------------------------------------------------------
Integrated Classroom Learning
System
-------------------------------------------------------------------------------
Mathematics Documentation                March 27, 1998         TX-1-922-225
-------------------------------------------------------------------------------
Spanish I Teachers' Guide                March 27, 1998         TX-2-680-774
-------------------------------------------------------------------------------
Spanish I: Course Outline, Answer        March 27, 1998         TX-2-686-570
Keys, Worksheets, Tests
-------------------------------------------------------------------------------
ICLS: Spanish Courseware Sample          March 27, 1998         TX-2-723-547
-------------------------------------------------------------------------------
Language Arts 3: Teachers' Guide         March 27, 1998         TX-2-671-312
-------------------------------------------------------------------------------


                                JLC -CONFIDENTIAL

                                   COPYRIGHTS

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
Language Arts 3 Course Outline,          March 27, 1998         TX-2-671-313
Answer Keys, Worksheets, Tests
-------------------------------------------------------------------------------
Calculus: Teachers' Guide                March 27, 1998         TX-2-125-878
-------------------------------------------------------------------------------
Calculus: Course Outline, Answers        March 27, 1998         TX-2-125-879
Keys, Worksheets, Tests
-------------------------------------------------------------------------------
Calculus: I C L S courseware sample      March 27, 1998         TX-2-172-445
-------------------------------------------------------------------------------
Algebra I: Teachers' Guide               March 27, 1998         TX-2-178-697
-------------------------------------------------------------------------------
Algebra I: Support materials sample      March 27, 1998         TX-2-178-698
-------------------------------------------------------------------------------
Algebra I: Integrated classroom          March 27, 1998         TX-2-179-056
learning system: course outline,
answer keys, worksheets, tests
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-289-047
System: Mathematics: Grade 7:
Support materials sample
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-289-047
System: Trig/Analysis: Teachers'
Guide
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-289-049
System: Trig/Analysis: Course
outline, answer keys, worksheets, tests
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-289-050
System: Mathematics: Grade 7: course
outline, answers keys, worksheets,
tests
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-289-051
System: Mathematics: Grade 7:
Teachers' Guide
-------------------------------------------------------------------------------
Geometry: course outline, answer keys    March 27, 1998         TX-2-311-453
worksheets, tests
-------------------------------------------------------------------------------
Geometry: Teachers' Guide                March 27, 1998         TX-2-311-454
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-326-534
System: Algebra II, Teachers' Guide
-------------------------------------------------------------------------------
Trigonometry/math analysis: support      March 27, 1998         TX-2-326-535
material's sample
-------------------------------------------------------------------------------
Algebra II: support material sample      March 27, 1998         TX-2-345-457
-------------------------------------------------------------------------------
Algebra II: course outline, answer       March 27, 1998         TX-2-351-931
keys, worksheets, tests
-------------------------------------------------------------------------------
Geometry: support material sample        March 27, 1998         TX-2-400-824
-------------------------------------------------------------------------------


                                JLC -CONFIDENTIAL

                                   COPYRIGHTS

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
ICLS courseware sample: Language         March 27, 1998         TX-2-582-332
Arts 6
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-582-333
System, Language Arts 6: course
outline, answer keys, worksheets, tests
-------------------------------------------------------------------------------
ICLS courseware sample: Language         March 27, 1998         TX-2-582-334
Arts
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-582-335
Systemk Language Arts 5: course
outline, answer keys, worksheets, test
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-582-336
System: Language Arts 5: Teachers'
Guide
-------------------------------------------------------------------------------
Integrated Classroom Learning            March 27, 1998         TX-2-582-337
System: Language Arts 6: Teachers'
Guide
-------------------------------------------------------------------------------
Language Arts 4: Teachers' Guide         March 27, 1998         TX-2-582-936
-------------------------------------------------------------------------------
Language Arts 4: course outline,         March 27, 1998         TX-2-582-937
answer keys, worksheets tests
-------------------------------------------------------------------------------
ICLS courseware sample                   March 27, 1998         TX-2-584-925
-------------------------------------------------------------------------------
ICLS courseware sample                   March 27, 1998         TX-2-584-928
-------------------------------------------------------------------------------
Secondary Language Arts: course          March 27, 1998         TX-2-593-770
outline, answer keys, worksheets, tests
-------------------------------------------------------------------------------
Math - Level 5: Teachers' Guide          March 27, 1998         TX-2-671-309
-------------------------------------------------------------------------------
German 1: Teachers' Guide                March 27, 1998         TX-2-671-310
-------------------------------------------------------------------------------
Physics: course outline, answer keys,    March 27, 1998         TX 2-671-315
worksheets, tests
-------------------------------------------------------------------------------
ICLS courseware sample: 6th Grade        March 27, 1998         TX-2-672-548
Math
-------------------------------------------------------------------------------
Physics: Teachers' Guide                 March 27, 1998         TX-2-672-549
-------------------------------------------------------------------------------
German                                   March 27, 1998         TX-2-672-555
-------------------------------------------------------------------------------
Physics                                  March 27, 1998         TX-2-672-556
-------------------------------------------------------------------------------
Math, Level 5                            March 27, 1998         TX-2-672-557
-------------------------------------------------------------------------------
ICLS courseware sample: 4th Grade        March 27, 1998         TX-2-678-479
Math
-------------------------------------------------------------------------------
Math - Level 6: Teachers' Guide          March 27, 1998         TX-2-680-775
-------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

                                   COPYRIGHTS

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
German 1: course outline, answer         March 27, 1998         TX-2-686-566
keys, worksheets, tests
-------------------------------------------------------------------------------
ICLS courseware sample: 5th Grade        March 27, 1998         TX-2-686-567
Math
-------------------------------------------------------------------------------
Math - Level 6: course outline, answer   March 27, 1998         TX-2-686-568
keys, worksheets, tests
-------------------------------------------------------------------------------
Math - Level 4: course outline, answer   March 27, 1998         TX-2-686-569
keys, worksheets, tests
-------------------------------------------------------------------------------
Mathematics: Grade 4: Teachers'          March 27, 1998         TX-2-686-571
Guide
-------------------------------------------------------------------------------
ICLS Spanish 1: courseware sample        March 27, 1998         TX-2-723-547
-------------------------------------------------------------------------------
ICLS courseware sample: Language         March 27, 1998         TX-2-455-456
Arts 3 Ideal Learning: a preschool
curriculum for home use/created by
Brett W. Rogers
-------------------------------------------------------------------------------

                              TRANSFER FROM HARTLEY

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
Homonyms                                 September 14, 1998     TX-1-919-673
-------------------------------------------------------------------------------
Antonyms/Synonyms                        September 14, 1998     TX-1-923-273
-------------------------------------------------------------------------------
Consonants                               September 14, 1998     TX-1-923-274
-------------------------------------------------------------------------------
Vowels Tutorial                          September 14, 1998     TX-1-923-582
-------------------------------------------------------------------------------
Number Words Level 2                     September 14, 1998     TX-1-925-907
-------------------------------------------------------------------------------
Create Your Own - Vocabulary             September 14, 1998     TX-1-926-180
French
-------------------------------------------------------------------------------
Adjectives                               September 14, 1998     TX-1-926-189
-------------------------------------------------------------------------------
Student Word Study                       September 14, 1998     TX-1-926-372
-------------------------------------------------------------------------------
Super Wordfind                           September 14, 1998     TX-1-926-444
-------------------------------------------------------------------------------
Create Intermediate                      September 14, 1998     TX-1-926-933
-------------------------------------------------------------------------------
Create Vocabulary                        September 14, 1998     TX-1-926-934
-------------------------------------------------------------------------------


                                JLC -CONFIDENTIAL

-------------------------------------------------------------------------------
Product Name                             Date Filed/Issued      Copyright Number
------------                             -----------------      ----------------
-------------------------------------------------------------------------------
Create Your Own - Vocabulary             September 14, 1998     TX-1-927-484
Spanish
-------------------------------------------------------------------------------
Print Your Own - Bingo                   September 14, 1998     TX-1-928-566
-------------------------------------------------------------------------------
Vocabulary Controlled                    September 14, 1998     TX-1-928-661
-------------------------------------------------------------------------------
Presidents Physical Fitness              September 14, 1998     TX-1-928-664
-------------------------------------------------------------------------------
Letter Recognition                       September 14, 1998     TX-1-928-811
-------------------------------------------------------------------------------
Create Your Own - Elementary             September 14, 1998     TX-1-929-475
-------------------------------------------------------------------------------
Parent Reporting                         September 14, 1998     TX-1-929-605
-------------------------------------------------------------------------------
Fact Sheets                              September 14, 1998     TX-1-931-540
-------------------------------------------------------------------------------
Word - a - Tech                          September 14, 1998     TX-1-940-789
-------------------------------------------------------------------------------
Create Your Own - CCD Lessons            September 14, 1998     TX-1-956-151
-------------------------------------------------------------------------------
Metric Skills I & II                     September 14, 1998     TX-1-951-715
-------------------------------------------------------------------------------
Adverbs                                  September 14, 1998     TX-1-965-834
-------------------------------------------------------------------------------
Wordsearch                               September 14, 1998     TX-1-965-935
-------------------------------------------------------------------------------
The Medalist Series: Continents          September 14, 1998     TX-2-012-225
-------------------------------------------------------------------------------
Vowels                                   September 14, 1998     TX-2-013-525
-------------------------------------------------------------------------------
Prescriptive Math Drill                  September 14, 1998     TX-2-023-375
-------------------------------------------------------------------------------
Analogies Tutorial I and II              September 14, 1998     TX-2-025-231
-------------------------------------------------------------------------------
Chariots, Cougars, and Kings             September 14, 1998     TX-2-025-232
-------------------------------------------------------------------------------
Kittens, Kids and a Frog                 September 14, 1998     TX-2-025-233
-------------------------------------------------------------------------------
Scuffy and Friends                       September 14, 1998     TX-2-025-234
-------------------------------------------------------------------------------
The Medalist Series: Presidents          September 14, 1998     TX-2-025-245
-------------------------------------------------------------------------------
Analogies Advanced I and II              September 14, 1998     TX-2-026-237
-------------------------------------------------------------------------------
The Medalist Series: Women in            September 14, 1998     TX-2-026-763
History
-------------------------------------------------------------------------------
Famous Scientists                        September 14, 1998     TX-2-026-764
-------------------------------------------------------------------------------
Number Words Level 1                     September 14, 1998     TX-2-026-823
-------------------------------------------------------------------------------
Create You Own - Spell It                September 14, 1998     TX-2-027-287
-------------------------------------------------------------------------------
Perplexing Puzzles                       September 14, 1998     TX-2-027-420
-------------------------------------------------------------------------------
Temperature Experiments                  September 14, 1998     TX-2-029-315
-------------------------------------------------------------------------------
Create Your Own - Medalists              September 14, 1998     TX-2-029-641
-------------------------------------------------------------------------------
Chemical Elements                        September 14, 1998     TX-2-029-797
-------------------------------------------------------------------------------
The Medalist Series: States              September 14, 1998     TX-2-029-798
-------------------------------------------------------------------------------
Integers/Equations I & II                September 14, 1998     TX-2-030-245
-------------------------------------------------------------------------------
Match Espanol                            September 14, 1998     TX-2-030-375
-------------------------------------------------------------------------------
Reading For Meaning Level 1 Fairy        September 14, 1998     TX-2-030-397
Tales and Rhymes
-------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

----------------------------------------------------------------------------------------------------
Product Name                                        Date Filed/Issued             Copyright Number
----------------------------------------------------------------------------------------------------
Compound Words and Contractions                     September 14, 1998            TX-2-030-398
----------------------------------------------------------------------------------------------------
Early Skills                                        September 14, 1998            TX-2-030-399
----------------------------------------------------------------------------------------------------
Expanded Notation                                   September 14, 1998            TX-2-031-150
----------------------------------------------------------------------------------------------------
Expanded Notation                                   September 14, 1998            TX-2-031-151
----------------------------------------------------------------------------------------------------
Fact or Opinion                                     September 14, 1998            TX-2-031-425
----------------------------------------------------------------------------------------------------
Cause and Effect                                    September 14, 1998            TX-2-031-444
----------------------------------------------------------------------------------------------------
Match Francais                                      September 14, 1998            TX-2-031-613
----------------------------------------------------------------------------------------------------
Figurative Language I and II                        September 14, 1998            TX-2-031-654
----------------------------------------------------------------------------------------------------
The Medalist Series: Black Americans                September 14, 1998            TX-2-033-164
----------------------------------------------------------------------------------------------------
Binary Math                                         September 14, 1998            TX-2-038-700
----------------------------------------------------------------------------------------------------
Create Your Own -- Lessons                          September 14, 1998            TX-2-038-794
----------------------------------------------------------------------------------------------------
What's First? What's Next?                          September 14, 1998            TX-2-057-107
----------------------------------------------------------------------------------------------------
Sense or Nonsense                                   September 14, 1998            TX-2-057-108
----------------------------------------------------------------------------------------------------
Little Riddles                                      September 14, 1998            TX-2-057-109
----------------------------------------------------------------------------------------------------
Word Families II                                    September 14, 1998            TX-2-057-11O
----------------------------------------------------------------------------------------------------
U.S. History                                        September 14, 1998            TX-2-057-111
----------------------------------------------------------------------------------------------------
Harper and Sellers -- A Guide to the                September 14, 1998            TX-2-080-883
Classics: Macbeth
----------------------------------------------------------------------------------------------------
Harper and Sellers -- A Guide to the                September 14, 1998            TX-2-081-007
Classics: The Adventures of Huckleberry Finn
----------------------------------------------------------------------------------------------------
Reading For Meaning Level 2: Fairy                  September 14, 1998            TX-2-159-771
Tales and Rhymes
----------------------------------------------------------------------------------------------------
Double 'N' Trouble                                  September 14, 1998            TX-2-180-698
----------------------------------------------------------------------------------------------------
Word Ladders                                        September 14, 1998            TX-2-212-911
----------------------------------------------------------------------------------------------------
Capitalization Practice and Test                    September 14, 1998            TX-2-219-871
----------------------------------------------------------------------------------------------------
Print Your Own Bingo Plus                           September 14, 1998            TX-2-240-339
----------------------------------------------------------------------------------------------------
Create Your Own Lessons Advanced                    September 14, 1998            TX-2-242-832
----------------------------------------------------------------------------------------------------
Shakespeare                                         September 14, 1998            TX-2-243-374
----------------------------------------------------------------------------------------------------
Opposites                                           September 14, 1998            TX-2-247-992
----------------------------------------------------------------------------------------------------
Milt's Math Drills                                  September 14, 1998            TX-2-249-310
----------------------------------------------------------------------------------------------------
Drawing Conclusions and Problem                     September 14, 1998            TX-2-258-394
Solving
----------------------------------------------------------------------------------------------------
Verb Usage III                                      September 14, 1998            TX-2-279-559
----------------------------------------------------------------------------------------------------
Verb Usage I                                        September 14, 1998            TX-2-315-676
----------------------------------------------------------------------------------------------------
Brick by Brick Level I Building Usage               September 14, 1998            TX-2-369-842
Skills
----------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

----------------------------------------------------------------------------------------------------
Product Name                                        Date Filed/Issued             Copyright Number
----------------------------------------------------------------------------------------------------
Brick by Brick Level 2 Building Usage               September 14, 1998            TX-2-370-451
Skills
----------------------------------------------------------------------------------------------------
Brick by Brick Level I Building                     September 14, 1998            TX-2-373-860
Comprehension
----------------------------------------------------------------------------------------------------
Brick by Brick Level 4 Building Usage               September 14, 1998            TX-2-375-505
Skills
----------------------------------------------------------------------------------------------------
Brick by Brick Level 2 Building                     September 14, 1998            TX-2-378-720
Vocabulary
----------------------------------------------------------------------------------------------------
Brick by Brick Level 4 Building                     September 14, 1998            TX-2-384-016
Comprehension
----------------------------------------------------------------------------------------------------
Vocabulary Dolch                                    September 14, 1998            TX-2-398-411
----------------------------------------------------------------------------------------------------
Brick by Brick Level 5 Building                     September 14, 1998            TX-2-400-368
Comprehension
----------------------------------------------------------------------------------------------------

                               TRANSFER FROM IDEAL

----------------------------------------------------------------------------------------------------
Product Name                                        Date Filed/Issued             Copyright Number
----------------------------------------------------------------------------------------------------
Calculus: Teacher's Guide                           Transfer Application          TX-2-125-878
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Calculus: Outline, Answer Keys,                     Transfer Application          TX-2-125-879
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Calculus: Support Materials Sample                  Transfer Application          TX-2-172-445
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Algebra I: Teacher's Guide                          Transfer Application          TX-2-178-697
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Algebra I: Support Materials Sample                 Transfer Application          TX-2-178-698
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Algebra I: Outline, Answer Keys,                    Transfer Application          TX-2-179-056
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

----------------------------------------------------------------------------------------------------
Product Name                                        Date Filed/Issued             Copyright Number
----------------------------------------------------------------------------------------------------
Mathematics Grade 7: Support                        Transfer Application          TX-2-289-047
Materials Sample                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Trigonometry/Math Analysis:                         Transfer Application          TX-2-289-048
Teacher's Guide                                     Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Trigonometry/Math Analysis:                         Transfer Application Pending  TX-2-289-049
Outline, Answer Keys, Worksheets, Tests             as of June 18, 1998
----------------------------------------------------------------------------------------------------
Mathematics Grade 7: Outline,                       Transfer Application          TX-2-289-05O
Answer Keys, Worksheets, Tests                      Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Mathematics Grade 7: Teacher's                      Transfer Application          TX-2-289-051
Guide                                               Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Geometry: Course Outline, Answer                    Transfer Application          TX-2-311-453
Keys, Worksheets, Tests                             Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Geometry: Teacher's Guide                           Transfer Application          TX-2-311-454
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Algebra II: Teacher's Guide                         Transfer Application          TX-2-326-534
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Trigonometry / Math Analysis:                       Transfer Application          TX-2-326-535
Support Materials Sample                            Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Algebra II: Support Materials Sample                Transfer Application          TX-2-345-457
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Algebra II: Outline, Answer Keys,                   Transfer Application          TX-2-351-931
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Geometry: Support Materials Sample                  Transfer Application          TX-2-400-824
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

----------------------------------------------------------------------------------------------------
Product Name                                        Date Filed/Issued             Copyright Number
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample Language Arts 6              Transfer Application          TX-2-582-332
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Language Arts 6 Course Outline, Answer Keys,        Transfer Application          TX-2-582-333
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: Language Arts 5             Transfer Application          TX-2-582-334
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: Language Arts 5             Transfer Application          TX-2-582-334
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Language Arts 5: Course Outline, Answer Keys,       Transfer Application          TX-2-582-335
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Language Arts 5: Teacher's Guide                    Transfer Application          TX-2-582-336
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Language Arts 6: Teacher's Guide                    Transfer Application          TX-2-582-337
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Language Arts 4: Teacher's Guide                    Transfer Application          TX-2-582-936
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Language Arts 4: Course Outline, Answer Keys,       Transfer Application          TX-2-582-937
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: Secondary Language Arts     Transfer Application          TX-2-584-925
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: Language Arts 4             Transfer Application          TX-2-593-770
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Secondary Language Arts: Course Outline, Answer     Transfer Application          TX-2-686-566
Keys, Worksheets, Tests                             Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Math -- Level 5: Teacher's Guide                    Transfer Application          TX-2-671-309
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

----------------------------------------------------------------------------------------------------
Product Name                                        Date Filed/Issued             Copyright Number
----------------------------------------------------------------------------------------------------
German I: Teacher's Guide                           Transfer Application          TX-2-671-310
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Physics: Course Outlines, Answer Keys,              Transfer Application          TX-2-671-315
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: 6th Grade Math              Transfer Application          TX-2-672-548
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Physics: Teacher's Guide                            Transfer Application          TX-2-672-549
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: German                      Transfer Application          TX-2-672-555
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: Physics                     Transfer Application          TX-2-672-556
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Math -- Level 5: Course Outline, Answer Keys,       Transfer Application          TX-2-672-557
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: 4th Grade Math              Transfer Application          TX-2-678-479
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Math -- Level 6: Teacher's Guide                    Transfer Application          TX-2-680-775
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
German 1: Course Outline, Answer Keys,              Transfer Application          TX-2-686-566
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: 5th Grade Math              Transfer Application          TX-2-686-567
                                                    Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Math -- Level 6: Course Outline, Answer Keys,       Transfer Application          TX-2-686-568
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------
Math -- Level 4: Course Outline, Answer Keys,       Transfer Application          TX-2-686-569
Worksheets, Tests                                   Pending as of June 18, 1998
----------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

----------------------------------------------------------------------------------------------------
Product Name                                        Date Filed/Issued             Copyright Number
----------------------------------------------------------------------------------------------------
Mathematics Grade 4: Teacher's Guide                Transfer Application
                                                    Pending as of June 18, 1998   TX-2-686-571
----------------------------------------------------------------------------------------------------
ICLS Courseware Sample: Language Arts 3             Transfer Application
                                                    Pending as of June 18, 1998   TX-2-739-191
----------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

                    MATERIAL OPPOSITION TO COMPANY TRADEMARKS

-----------------------------------------------------------------------------------------------------------------------------------
   Mark                                                     Reg. Date    Sections
   Serial No.                             App.     Pub.        and     8 & 15 Decl.   Reg.
                 Country       Class      Filed    Date       Number       Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
1. CLASSROOM     United     16-catalogs   3/31/98  1/26/99
   ESSENTIALS    States     featuring                                                          JLC: Opposer
   75/459,879               educational
                            products,                                                          Cease and Desist letter sent to It's
                            namely,                                                            Academic of Illinois, Inc. on
                            software,                                                          6/29/98 for its mark SCHOOL
                            instruction                                                        ESSENTIALS
                            manuals,
                            activity                                                           Request for Extension of Time to
                            guides;                                                            file a Notice of Opposition filed
                            educational                                                        on 6/18/99 (granted until 7/25/98).
                            hooks,
                            booklets and                                                       It's Academic demonstrates prior
                            workbooks                                                          rights in its mark on 7/16/98, and
                                                                                               opposition matter is concluded.

                                                                                               Matter Closed
------------------------------------------------------------------------------------------------------------------------------------
2. COMPASS      Australia   9-computer    06/12/96                                             Pending
                            software;
   710447                   management                                                         Cited Marks
                            system
                            software                                                           JLC's application under
                            which                                                              deferment since 1/5/98 pending
                            delivers                                                           the disposition of two cited
                            curriculum                                                         applications owned by
                            and                                                                Streamline Pty Ltd. for the marks
                            instructions                                                       CORPORATE COMPASS for use
                            to students                                                        in connection with computer
                            and teachers                                                       software.

                                                                                               Matter Pending
------------------------------------------------------------------------------------------------------------------------------------


                                                         JLC - CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
   Mark                                                     Reg. Date    Sections
   Serial No.                             App.     Pub.        and     8 & 15 Decl.   Reg.
                 Country       Class      Filed    Date       Number       Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
3. COMPASS      Indonesia   9-computer    2/17/98                                              Pending
   D98 2479                 software for
                            managing                                                           JLC: Opposed
                            instruction
                            programs for                                                       Opposition filed by Kompass
                            educational                                                        International Neuenschwander S.A.
                            courseware                                                         (a French Corporation) on 8/28/98
                            and curriculum                                                     for its mark KOMPASS in several
                                                                                               classes, including International
                                                                                               Class 9.

                                                                                               Kompass International
                                                                                               Neuenschwander denies consent to
                                                                                               register mark on 9/16/98.

                                                                                               Rebuttal to Kompass International
                                                                                               Neuenschwander's Opposition filed
                                                                                               on 11/3/98.

                                                                                               Per foreign associate, application
                                                                                               is now under substantive review;
                                                                                               foreign associate confirms on
                                                                                               4/7/99 that the rebuttal to Kompass
                                                                                               International Neuenschwander's
                                                                                               opposition will be considered
                                                                                               during the substantive review
                                                                                               process. If the rebuttal is
                                                                                               successful and the application is
                                                                                               approved after examination, the
                                                                                               application will proceed to
                                                                                               registration.

                                                                                               Matter Pending
-----------------------------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
   Mark                                                     Reg. Date    Sections
   Serial No.                             App.     Pub.        and     8 & 15 Decl.   Reg.
                 Country       Class      Filed    Date       Number       Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
4. COMPASS     Singapore    9-computer                  07/19/96                               Pending
   7454/96                  software;
                            management                                                         Cited Marks
                            system
                            software                                                           Kompass International
                            which                                                              Neuenschwander S.A.'s marks
                            delivers                                                           cited against JLC's application.
                            curriculum                                                         Arguments to overcome citations
                            and                                                                filed on 1/12/99.
                            instructions
                            to students                                                        Matter Pending
                            and teacher
-----------------------------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
   Mark                                                     Reg. Date    Sections
   Serial No.                           App.      Pub.         and     8 & 15 Decl.   Reg.
                Country       Class     Filed     Date        Number       Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
5. COMPASS       United    9-computer   12/05/96  10/01/97  12/5/96      12/4/03     12/5/06   Registered
   MANAGEMENT   Kingdom    software;                        2117672    (compulsory)
   SYSTEM                  computer                                                            JLC: Opposer
                           software for
   2117672                 program                                                             Opposition filed by Reed
                           management                                                          Business Information Systems on
                                                                                               12/24/97 for its marks KOMPASS
                                                                                               in Classes 9, 16 and 35; and
                                                                                               REEDBASE COMPASS in Class 42.

                                                                                               Reed Business Information Systems
                                                                                               withdraws opposition on 11/98 per
                                                                                               successfully completed coexistence
                                                                                               agreement (condition: restriction of
                                                                                               identification of goods).

                                                                                               Matter Closed
-----------------------------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
   Mark                                                     Reg. Date    Sections
   Serial No.                             App.     Pub.        and     8 & 15 Decl.   Reg.
                 Country       Class      Filed    Date       Number       Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
6. COMPASS     Australia    9-computer                                                         Pending
   WORLDWARE                software
                            directed to                                                        Cited Marks
   761158                   teachers and
                            students for                                                       JLC's application under deferment
                            accessing a                                                        since 9/98 pending the
                            global                                                             disposition of two cited applications
                            computer                                                           owned by Streamline Pty Ltd. For the
                            network                                                            marks CORPORATE COMPASS for use in
                                                                                               connection with computer software.

                                                                                               Matter Pending
-----------------------------------------------------------------------------------------------------------------------------------
7. IDEA SHAPER   United     9-computer    07/31/95          10/21/97                           Registered
   74/707,944    States     software that                   2,106,204
                            teaches and                                                        JLC: Opposer
                            facilitates
                            the                                                                Cease and Desist letter sent to
                            processing of                                                      Don Johnson Incorporated on
                            learning                                                           9/22/97 for its mark IDEA
                                                                                               BUILDER.

                                                                                               Opposition filed 10/22/97 - no answer
                                                                                               to opposition filed by Don Johnson
                                                                                               Incorporated.

                                                                                               Judgment by Default entered, and
                                                                                               registration of IDEA BUILDER refused.

                                                                                               Matter Closed
------------------------------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
   Mark                                                     Reg. Date    Sections
   Serial No.                           App.      Pub.         and     8 & 15 Decl.   Reg.
                Country       Class     Filed     Date        Number       Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
8. JCAT        United      9-computer   07/31/95  1/14/97   04/08/97     4/8/03      4/8/07    Registered
   74/708,041  States      programs                         2,050,313
                           that                                                                Cease and Desist Matter
                           administer                                                          (initiated by JLC).
                           diagnostic
                           and                                                                 Cease and Desist letter sent to
                           prescriptive                                                        Sensenet, Inc. on 9/14/98.
                           tests,
                           primarily in                                                        Sensenet, Inc. responds by
                           language                                                            asserting dissimilarity of goods,
                           arts and                                                            and reports that Digital
                           mathematics                                                         Equipment Corp. is using the
                           for                                                                 exact mark JCAT for Java-based
                           educational                                                         Collaborative Active Textbooks.
                           purposes                                                            Provide JLC with a referral
                                                                                               attorney because GCW[ILLEGIBLE]
                                                                                               represents Digital Equipment
                                                                                               Corp. No recent report from
                                                                                               client.

                                                                                               Matter Pending
-----------------------------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
   Mark                                                     Reg. Date    Sections
   Serial No.                           App.      Pub.         and     8 & 15 Decl.   Reg.
                Country       Class     Filed     Date        Number       Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
9. TEACHNET    United      9-computer   09/23/96  Due                                          Pending
   (stylized)  States      software for           07/22/98
                           use in                                                              Cited Marks
   75/169,818              connection
                           with                                                                JLC's application suspended on
                           curriculum                                                          1/29/98 pending disposition of
                           management                                                          cited application TEACHERNET
                           for teaching                                                        owned by Highlights for
                           English and                                                         Children, Inc. for magazines,
                           Spanish                                                             pamphlets and newsletters
                           Language                                                            concerning the field of education.
                           Arts to
                           students and                                                        Matter Pending
                           user
                           manuals
                           sold as a unit
                           therewith.
-----------------------------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
    Mark                                                     Reg. Date    Sections
    Serial No.                           App.      Pub.         and     8 & 15 Decl.   Reg.
                Country       Class     Filed     Date        Number        Due       Renewal               Remarks
-----------------------------------------------------------------------------------------------------------------------------------
10. WRITE TIME  United     9-computer   07/31/95  12/17/96  03/11/97     03/11/03    3/11/07   Registered
                States     software for                     2,042,803
    74/709,331             use in                                                              JLC: Opposer
                           improving
                           the writing                                                         Request for Extension of Time to
                           skills of                                                           file a Notice of Opposition filed
                           primary                                                             on 9/20/96 for the mark
                           school                                                              WRITING TIME owned by
                           students                                                            Harriet Jean Azemove.

                                                                                               Cease and Desist letter sent to
                                                                                               Harriet Jean Azemove on 10/18/96.

                                                                                               Coexistence agreement proposed
                                                                                               11/21/96.

                                                                                               No further record of outcome in
                                                                                               file, but JLC's mark WRITE TIME was
                                                                                               registered on 3/11/97.

                                                                                               Matter Closed
-----------------------------------------------------------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

                       MATERIAL INBOUND LICENSE AGREEMENTS

=================================================================================================================================
    Company              Contract Type         Product Licensed            JLC Product           IP owned          Royalty
                                                                                                    by
                                                                                                 Company
=================================================================================================================================
Academic Systems         Distribution      Algebra - intro, intermed,   Interactive                Yes     40% of gross sales
                                           coll Interactive Math        Mathematics
                                                                        PreAlgebra 1&2
                                                                        Algebra 1&2
---------------------------------------------------------------------------------------------------------------------------------
Academic Systems         Distribution      RIMS, JLC notebook in        Notebook                   Yes     N/A
                                           ASC Mediated Learning
                                           System
---------------------------------------------------------------------------------------------------------------------------------
Aptex                    Distribution      Vital Tools                  Vital Tools                Yes     65% of net $178.75
                                                                                                           minimum
---------------------------------------------------------------------------------------------------------------------------------
Bank Street College of   License           Wordbench                    Wordbench
Ed.                                                                     Secondary Learner          Yes     .05% per product
---------------------------------------------------------------------------------------------------------------------------------
BBN                      Development       Algebra product              Algebra Wordbench          JLC     15% of net
---------------------------------------------------------------------------------------------------------------------------------
CA DOE                   License           Phys.Sci                     Mid Scl Sci                JLC     10% per product
---------------------------------------------------------------------------------------------------------------------------------
Comptons                 Development       Multi-media encyclopedia     Tom.'s Promise             Yes     Version 1-3 20%
                                                                        Elementary Learner                 Version 4.25%
---------------------------------------------------------------------------------------------------------------------------------
Dade County              Development                                    ELD                        JLC     8% to state of FL 2%
                                                                                                           Dade
---------------------------------------------------------------------------------------------------------------------------------
Edunetics                License           Rediscover Science           Mid Sch Sci                Yes     40% of gross
---------------------------------------------------------------------------------------------------------------------------------
First Byte               License           Voice or speech property     Assorted Project           Yes     $60/network
                                                                                                           $25/la[ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------------
FL DOE                                     ESOL curriculum for teacher  T.E.A.C.H.                  Yes     15% of net
                                           training
---------------------------------------------------------------------------------------------------------------------------------
Learning Company         License           CWP Center, Writing          Tomorrow's                         Standalone $45/copy
                                           Center, Student Writing      Promise                    Yes     networked $899/copy
                                           Center
---------------------------------------------------------------------------------------------------------------------------------
Lernout & Haupsie        License           Spell checker grammar        Writing Expedition          Yes    Writing Exped. 3.5%
                                           Checker                      Steps to ELD                       copy ($3.35/copy
                                           Thesaurus                    Elem/Mid Learner                   min.) 2.5%/copy
                                           Grammar checker              Elem/Mid Learner                   ($10/copy min.)
                                           thesaurus
---------------------------------------------------------------------------------------------------------------------------------
Proximity                Tool license      Linguistic technology        Elem Lrnr Steps            Yes     Qty/Spell/Dictionary
                                                                                                           1-8: $25/$30.00
                                                                                                           9-12: $33/$39.60
                                                                                                           13-16: $41/$49.20
                                                                                                           17-20: $49/$58.80
                                                                                                           21-24: $57/$68.40
                                                                                                           25-32: $73/$87.60
                                                                                                           33-40: $81/$97.00
                                                                                                           41+: $89/106.80
=================================================================================================================================


                               JLC - CONFIDENTIAL

==================================================================================================================================
    Company              Contract Type         Product Licensed            JLC Product       IP owned          Royalty
                                                                                                by
                                                                                             Company
==================================================================================================================================
       Sensei            License           Algebra, intro to Algebra    Secondary Learner      Yes     15% of sales receipts
      Software
----------------------------------------------------------------------------------------------------------------------------------
       Sensei            License           Geometry, intro to Geometry  Secondary Learner      Yes     15% of sales receipts
      Software
----------------------------------------------------------------------------------------------------------------------------------
    Western/GBFE         License           GBE, stories, dictionary     GBE, ILA Story         Yes     greater of 12.25% of
                                                                        Books, Story Book              net billings or 70%
                                                                        Maker, Story Book              of JLC price for GBE
                                                                        Maker Deluxe- (SBD)            4% of net for SBD
==================================================================================================================================


                               JLC - CONFIDENTIAL

                      MATERIAL OUTBOUND LICENSE AGREEMENTS

                            Distribution Agreements:

1. Publication and Distribution Agreement entered into by and between JLC Learning Corporation and Addison Wesley Longman Limited on December 8, 1997. Amendment One to this Agreement was entered into on December 18, 1998. Amendment Two to this Agreement was entered into on March 12, 1999. In connection with the work contemplated under Amendment Two, JLC and AWL entered into a confidentiality Agreement with Biobras, an independent contractor. Amendments Three and Four were entered into on May 28, 1999. The Publication and Distribution Agreement grants rights to the products listed below.

      Current Release                      Past Releases
      ---------------                      -------------

      Compass                              Advantage
      Worldware                            Algebra 1
      JCAT                                 Children's Writing and
      Tomorrow's Promise Math              Publishing
      Tomorrow's Promise Reading           Comptons Encyclopedia
      Tomorrow's Promise Language Arts     Early Learning Program
      Tomorrow's Promise Science           ELD
       Earth Science                       Elementary New Edition Math
       Biology                             Elementary New Edition
       Chemistry                           Reading
       Physics                             Elementary School Program
      Writing Expedition                   Geometry
      Spelling                             Idea Shaper (included w/ELD)
                                           ILA
                                           JCAT
                                           Learning Expedition
                                           Learning First
                                           Middle School Expansion
                                           Middle School Program
                                           New Edition Math
                                           Secondary Expansion Program
                                           Secondary School Program
                                           Spanish Language Arts
                                           Spanish Language Expansion
                                           The Writing Center


                               JLC - CONFIDENTIAL

                      MATERIAL OUTBOUND LICENSE AGREEMENTS

2. International Development and Distribution Agreement entered into by and between JLC Learning Corporation and Educational Trend Sdn. Bhd. on March 20, 1998. Amendment One to this Agreement was entered into on February 28, 1998. A Letter of Amendment and Subdistribution Agreement are currently under negotiation. The International Development and Distribution Agreement grants rights to the products listed below.

      Current Release                      Past Releases
      ---------------                      -------------

      Compass                              Action Math
      Worldware                            Algebra I
      JCAT                                 Comptons Encyclopedia
      Tomorrow's Promise Math              Early Learning Program
      Tomorrow's Promise Reading           ELD
      Tomorrow's Promise Language Arts     Elementary New Edition Math
      Tomorrow's Promise Science           Elementary New Edition
       Earth Science                       Reading
       Biology                             Elementary School Program
       Chemistry                           Geometry
       Physics                             Idea Shaper (included w/ELD)
      Writing Expedition                   ILA
      Spelling                             JCAT
                                           Learning Expedition
                                           Learning First
                                           Life and Employability Skills
                                           Middle School Expansion
                                           Middle School Program
                                           New Edition Math One Net
                                           Secondary Expansion Program
                                           Secondary School Program
                                           The Writing Center


                               JLC - CONFIDENTIAL

                      MATERIAL OUTBOUND LICENSE AGREEMENTS

Customer Agreements:

      Note: Not listed in this Schedule are Customer Agreements, which use the form of agreement customary at the time those agreements were executed; however, those agreements may differ in regard to price discounts, service commitments and other miscellaneous terms. The agreements with customers that are listed below do not use the standard form of agreement and contain terms which may be deemed material or unusual.

      1.    West Virginia Department of Education

      2.    The School Board of Dade County, Florida

      3.    Center Grove Community School Corporation, Indiana

      4.    Duneland School Corporation, Indiana

      5.    School City of East Chicago, Indiana

      6.    Grand Rapids Public Schools, Michigan

      7.    Godwin Heights Public Schools, Michigan

      8.    Goshen Community School District, Indiana

      9.    Lockhardt Independent School District, Texas

      10.   La Porte Community School District, Indiana

      11.   Loogootee Community School District, Indiana

      12.   Michigan City Area Schools, Indiana

      13.   New Albany-Floyd Consolidated School Corporation, Indiana

      14.   West Allegheny School District, Pennsylvania

      15.   Zion Elementary School District #6, Illinois


                               JLC - CONFIDENTIAL

                              JLC SOFTWARE LICENSE
                    Catalog Resellers of Standalone Products

The attached lists provide the names and addressees of catalog resellers and preview centers of JLC Learning Corporation standalone products.

------------------------------------------------------------------------
Dan Homer                              Patsy Gettens
Augmentative Communication             Basic Computer Learning
2808 Moon Clinton Road                 20130 Center Ridge Road
Moon Township, PA 15108                Rocky River, OH 44116
------------------------------------------------------------------------
Ann Marie Winchester                   Jan Smith
Basic Computer Learning                Bound To Stay Bound Books, Inc.
20130 Center Ridge Road                1880 West Morton
Rocky River, OH 44118                  Jacksonville, IL 62650
------------------------------------------------------------------------
Robert Blackwood                       Rose Stairs
Cerberus Association Inc.              Computer Centerline (CCL)
33 Comstock Hill Road                  1500 Broad Street
Norwalk, CT 08850-1506                 Greensburg, PA 15601
------------------------------------------------------------------------
Mike Fitzpatrick                       Denise Nason
Computer Inventory Control/School      Cox Subscriptions
World Soft                             411 Marcia Drive
3109 Forbes Avenue                     Goldsboro, NC 27530
Pittsburgh, PA 15213
------------------------------------------------------------------------
Michelle Nuzzo                         Don Latta C.P.R. Software
Custom Computer Specialist             84 Colbome Street
48 Mall Drive                          P.O. Box 431
Commack, NY 11725                      Brantford, Ontario N3T5N3
------------------------------------------------------------------------
Tina Bailey                            Marilyn Morgan
Daly Computers Inc.                    DISC Educational Technology
1245 Mountain Church Road              2501-B Ten-Ten Road
Middleton, MD 21789                    Apex, NC 27502
------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
James Long                                    Alan Shafer
Educational Record Center                     Elcom Services Group
3233 Burnt Mill Drive, Suite 100              111 Sinclair Street
Wilmington, NC 28403                          Bristol, PA 19007
--------------------------------------------------------------------------------
Perri Kersh
Hach & Associates, Computers for Kids         Peggy Eaker
P.O. Box 11754                                Hart, Inc.
4994 B Indiana                                320 New Stock Road
Winston Salem, NC 27116-1754                  Asheville, NC 28804
--------------------------------------------------------------------------------
Marie Hervey                                  Lori North
Interactive Educational Software & Video      Holcomb's Education Resource
16 Ada Lane                                   5 Boston Harbor Court
Cortland Manor, NY 10566-6339                 O'Fallon, MO 63366
--------------------------------------------------------------------------------
Connie Martin                                 Jason Sellback
Kidsource                                     Ismart
2645 N. Main Street                           6679-H Santa Barbara Road
High Point, NC 27265-9517                     P.O. Box 1037
                                              Elkridge, MD 21075
--------------------------------------------------------------------------------
Suzanne Dempster                              Ed Kosack
Learning Center                               Kunz Inc.
2750 S. State Street                          1630 Sulphur Spring road
Ann Arbor, MI 48104                           Baltimore, MD 21227-2539
--------------------------------------------------------------------------------
Tom Homer                                     Jean Blakely
Learning Technology Group Inc.                Learning Edge
320 N. Washington Street                      111 Route 303
Rochester, NY 14625                           Tappan, NY 10983
--------------------------------------------------------------------------------
Robert E. Lamy                                Julie Shaw
Logisoft Computer Products                    Library Video Company
6605 Pittsford-Palmyra Road W-2               7 East Wynnewood Road
Fairport, NY 14450                            Wynnewood, PA 19098
--------------------------------------------------------------------------------
Elaine Vazzana                                Anthony Hazel
New Media Schoolhouse, Inc.                   New Media Schoolhouse, Inc.
P.O. Box 505, 69 Westchester Avenue           P.O. Box 505
Pound Ridge, NY 10578                         69 Westchester Avenue
                                              Pound Ridge, NY 10576
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jay Johnston                           Bob McAllster
PC Micro Dealers Co-op, Inc.           Omega Films Limited
3042 Remington Avenue                  3501 McNicoll Avenue, Unit #7
Baltimore, MD 21211                    Scarborough, Ontario, Canada M1V2N3
--------------------------------------------------------------------------------
Julie Schwaller                        Jack Balkind
School Specialty Supply                Plymouth Rock Associates
1000 Bluemound Drive                   28 Kristin Road
Appleton, WI 54914                     Plymouth, MA 02360
--------------------------------------------------------------------------------
Jose Naranjo                           Paul Carter
Softchoice                             Softchoice
1273 Dufferin Street, Suite 110        173 Dufferin Street
Toronto, ON CANADA M6K 1Y9             Suite 110
                                       Toronto, ON CANADA M6K 1Y9
--------------------------------------------------------------------------------
Pamel Ring                             Rod Galtin
Software In a Week                     Software Express
13-15 E. Deer Park Drive, #101         4128-A South Boulevard
Gaithersburg, MD 20877                 Charlotte, NC 28209
--------------------------------------------------------------------------------
Rebecca Holden                         Alan Wyand
Teacher's Pet                          Spectrum Educational Supplies
233 Mount Pisgah Road SW               125 Mary Street
Supply, NC 28482                       Aurora, ONT L4G 1G3
--------------------------------------------------------------------------------
Jerome Pelstrom                        Susan Rodgers
Acorn Media                            Tiger Corp. Direct
25132 Adelanto Drive                   1100 Perimeter Park, Suite 118
Laguna Niguel, CA 92677                Morrisville, NC 27560
--------------------------------------------------------------------------------
Moses Gonzalez                         Shawn Walsh
Binet International                    Amarillo Computers
122 Escondido Avenue, #101             201 J Westgate Parkway
Vista, CA 92084                        Amarillo, TX 79121
--------------------------------------------------------------------------------
Glen Blomgren                          Gary Temoin
Christa McAuliffe Academy              CES Inc.
3601 W. Washington Avenue              1160 Yew Avenue
Yakima, WA 98903                       Blaine, WA 98230
--------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
David Hoffman                             Leslie Bahn
CompUSA                                   CompUSA
300 W. 3rd Street, Suite 1509             3617 W. Hillsboro Avenue
Fort Worth, TX 76102                      Tampa, FL 33614
--------------------------------------------------------------------------------
Teresa Mew                                Bill Young
Core Curriculum Technologies              Compuware
101-3738 North Fraser Way                 47-098 Halemanu Place
Burnaby, B.C., CANADA V5J 5K8             Kaneohe, HI 96744
--------------------------------------------------------------------------------
Susan Tigo                                Sharl Henson
Edmark Corporation                        Dynamic Computer Solutions
6287 185th Avenue NE                      5648 SW 29th
Redmond, WA 98073-3218                    Topeka, KS 66614
--------------------------------------------------------------------------------
Bob Fowler                                Dennis Hilsgen
Educational Techniques & Technologies     EdTech
1416 50th Street, Suite 9                 2872 7th Street North
Lubbock, TX 79414                         St. Cloud, MN 56303
--------------------------------------------------------------------------------
Beverly Alford                            Linda Caruso
ETC                                       Educational Technology Group
4620 50th Street, Suite 9                 12200 Northwest Freeway, Suite 340
Lubbock, TX 79414                         Houston, TX 77092
--------------------------------------------------------------------------------
Jean Fowler                               Allison Veal
ET&T                                      ETI
1214 C Stonehollow                        5003 Tacoma Mall Boulevard, Suite 103
Kingwood, TX 77339-2029                   Tacoma, WA 98409-7139
--------------------------------------------------------------------------------
Sheron Long                               Caroline Penner
Hampton Brown                             For The Love of Learning
26385 Carmel Rancho Boulevard             9090-51 Avenue
Carmel, CA 93923                          Edmonton, AB T8E 5X4
--------------------------------------------------------------------------------
Wayne Clark                               Tom Neuman
Image Media Inc.                          ICP Educational Resources
Unit 3, 8755 Ash Street                   2011 E. Renee Drive
Vancouver, BC V6P 6T3                     Phoenix, AZ 85024
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Byron Killen                              Jack Sheppard
Killen Management Systems                 Jack E. Sheppard & Associates
615 N. O'Connor, Suite 9                  901 Fairway Road
Irving, TX 75061                          Waco, TX 74712
--------------------------------------------------------------------------------
Julie Hill                                Trakash Joshi
Multiple Zones International              Microsync
707 South Grady Way                       848 SW Maplecrest Court, Suite B7
Renton, WA 98055-3233                     Portland, OR 97219
--------------------------------------------------------------------------------
Susan Heimann                             Eldon Williams
Page One                                  Nasco West
11018 Montgomery NE                       4825 Stoddard Road
Albuquerque, NM 87111                     Modesto, CA 95358
--------------------------------------------------------------------------------
Maxwell Simpson                           Happy Vondohlen
Projected Learning Programs Inc.          PCI Educational Publishing
7508 N. Broadway Extension, Suite 505     P.O. Box 34270
Oklahoma City,OK 73116                    San Antonio, TX 78265-4270
--------------------------------------------------------------------------------
Domingo Castameda                         Colleen K. Hess
Software Spectrum                         SchoolVision, Inc.
2140 Merritt Drive                        P.O. Box 90
Garland, TX 75041                         1102 Petroleum Drive
                                          Abilene, TX 79604-0090
--------------------------------------------------------------------------------
James Rogers                              Terri Cook
Technology For Education, Inc.            Teachware
2300 Lexington Avenue South, #125         P.O. Box 890238
St. Paul, MN 55120                        Oklahoma City, CA 73189-0238
--------------------------------------------------------------------------------
Joyce Cutler                              Mike Quigley
The Reading and Computer Place            Texas Courseware
14752 Beach Boulevard, #200               26730 1-45 N
La Mirada, CA 90638                       Spring, TX 77388
--------------------------------------------------------------------------------
Weniee Huang                              Bobbie Gibel
US Tech                                   Tierra Del Oro
1236 San Jacinto Mall                     5931 North Oracle, Suite 221
Baytown, TX 77521                         Tucson, AZ 85704
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Fred Ventura                              Greg Parks
Ventura Educational Systems               Ventura Educational Systems
910 Ramona Avenue, Suite E                9810 Ramona Avenue, Suite E
Grover Beach, CA 93433                    Grover Beach, CA 93433
--------------------------------------------------------------------------------
Craig Baron                               Amber Powell
Academic Advantage                        Virtual Softnet Canada Inc.
241 Willow Avenue                         201-1290 Broad Street
Deerfield, IL 60015                       Victoria, B.C. Canada V8W 2A5
--------------------------------------------------------------------------------
Mike Bozeman                              Al Rosen
Alasoft, Inc.                             Academic Software
2168 Pelham Parkway, Suite 4              595 Colonial Park Drive
Pelham, AL 35124                          Roswell, GA 30075
--------------------------------------------------------------------------------
Debi Badgley                              Joyce Bassett
Bell Industries, Graham Division          Alboes Computers And Supplies
5604 Fortune Cr. South, Suites G-N        6298 Veterans Parkway, Suite 3F
K - 12 Sales                              Columbus, GA 31909
Indianapolis, IN 48241
--------------------------------------------------------------------------------
Tom Haight                                Jana Harrell
Classroom Technology                      Bell Industries, Graham Division
118 Barrington Commons, Ste. 218          5604 Fortune Circle South, Ste. G-N
Barrington, IL 60010                      Indianapolis, IN 46241
--------------------------------------------------------------------------------
Horacio Sanchez                           Andrew Gordon
Computer Services & Consulting            Clearvue
1603 S. Michigan Avenue, Suite 110        6465 North Avondale Avenue
Chicago, IL 60616                         Chicago, IL 60631
--------------------------------------------------------------------------------
Richard Patchin                           Elaine Joggerst
Delta Systems Co., Inc.                   Crimson Multimedia Distribution, Inc.
1400 Miller Parkway                       1118 33rd Street NE
McHenry, IL 60050                         Ceder Rapids, IA 52402
--------------------------------------------------------------------------------
Rebecca Herchman                          Dan Wechsler
DP Solutions                              Discovery
617 North Timberland Drive                1880 Old Okeechobee Road, Suite 106
Lufkin, TX 75901                          West Palm Beach, FL 33409
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Aubrey Corley                            Mimi Gavagan
Educational Materials Specialists, Inc.  Educational Computer Workshop
577 Hwy 51 North, Suite C                9507 Pamlico Lane
P.O. Box 1198                            Great Falls, VA 22066
Ridgeland, MS 39158
--------------------------------------------------------------------------------
Linda Andersen                           Lori McCaughey
Lab Resources                            K-12 Micromedia Publishing
W275 N2755 Oak Street                    16 McKee Drive
Pewaukee, WI 53072                       Mahwah, NJ 07430
--------------------------------------------------------------------------------
Jay Forman                               Rick Amill
Logical Choice, Inc.                     Learning Supplements
3100 Breckinridge Boulevard, #130        25 Hidden Meadow Road
Duluth, GA 30136                         Weston, CT 06883
--------------------------------------------------------------------------------
Steve Gibus                              Delores Lennox
Magg Software                            Mac Center
2593 Yellow Star Street                  3343 W. Commercial Boulevard, Suite 100
Woodridge, IL 60517                      Ft. Lauderdale, FL 33309
--------------------------------------------------------------------------------
Becky Wright                             Dave Myers
NASCO                                    Micro Age
901 Janesville Avenue                    2020 N. Central Avenue
Fort Atkinson, WI 53538                  Phoenix, AZ 85004
--------------------------------------------------------------------------------
Nancy Tran                               David Tarver
Net One Consulting                       National School Products
680 N. Lakeshore Drive, Suite 114        101 E. Broadway
Chicago, IL 60611                        Maryville, TN 37804
--------------------------------------------------------------------------------
Parry Cavanna                            Steve Dickinson
S&P Enterprises                          New SVE Inc.
2 Christopher Road                       6465 North Avondale Avenue
Branford, CT 06405                       Chicago, IL 60631
--------------------------------------------------------------------------------
Jan Binney                               Norma Rewis
Speech Bin, The                          School Media Associates
1985 25th Avenue                         2700 N.E. Expressway, C-800
Vero Beach, FL 32960                     Atlanta, GA 30345
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Bruce Brown                                Debbie Seeley
World Class Learning Materials, Inc.       Valpar International Corp.
111 Kane Street                            2450 West Ruthrauff Road, Suite 180
Baltimore, MD 21224                        Tucson, AZ 85705
--------------------------------------------------------------------------------
Dianne Wright                              Mike Short
Yesl Learning Center                       Wyse Connecting Point
4132 Elida Road                            1409 S. Defiance Street
Lima, OH 45807                             P.O. Box 157
                                           Archbold, OH 43502
--------------------------------------------------------------------------------
Ann Fitspatrick                            Dominika Spetsmann
Cambridge Development Lab                  Cambridge Development Lab
86 West Street                             88 West Street
Waltham, MA 02154                          Waltham, MA 02154
--------------------------------------------------------------------------------
Cheryl Narum                               Susan Lopez
CCV-Soft Warehouse                         Educational Resources
5602 36th Street South                     1550 Executive Drive
Advertising                                Elgin, IL 60121-1900
Fargo, ND 58104
--------------------------------------------------------------------------------
Kim Connoly                                Amy Sunderlaage
ESI (Educational Software Institute)       Forest Technologies
4213 South 94th Street                     765 Industrial Drive
Omaha, NE 68127                            Cary, IL 60013
--------------------------------------------------------------------------------
Lily Toback                                Donna Villena
Melzner Inc.                               Learning Services
4771 Boston Post Road                      3895 E. 19th Avenue
Pelham, NY 10803                           P.O. Box 10636
                                           Eugene, Oregon 97440-2636
--------------------------------------------------------------------------------
Dave Maurer                                Jeff Tompkins
Scantron Quality Computers                 Scantron Quality Computers
20200 Nine Mile Road                       20200 Nine Mile Road
St. Claire Shores, MI 48080                St. Clair Shores, MI 48080
--------------------------------------------------------------------------------
Ira Feigelman                              Annat Rouben
SmartSource LLC                            Westwood Computers & Networking
12 B West Main Street                      1821 Pontius Avenue
Elmsford, NY 10523                         Los Angeles, CA 90025
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Madalaine Pugliese                      Ms. Shirley Crehn
Assistive Technology Project            Bucks County Intermediate, Unite 22
28 Lord Road, Suite 125                 705 Shady Retreat Road
Marlborough, MA 01752                   Doylestown, PA 18901
--------------------------------------------------------------------------------
Ms. Judy Timms                          Jackie Nunn
Carolina Computer Access Center         Center for Technology In Education
Metro School - 700 E. 2nd Street        2500 E. Northern Parkway
Charlotte, NC 28202-2826                Baltimore, MD 21214
--------------------------------------------------------------------------------
Ms. Marge Joslin                        Karen Spurrier
Clinton County ISD                      Eastern Panhandle Tech Access Ct., Inc.
4179 South U.S. 27                      P.O. Box 987
St. Johns, MI 48879                     Charles town, WV 25414
--------------------------------------------------------------------------------
Dr. Judith Brenneke                     Ms. Gerry Soloman
Educational Computer Consortium of      Information Technology Evaluation
Ohio                                    Services
4300 Bayard Road                        301 N. Wilmington Street
South Euclid, OH 44121                  Raleigh, NC 27601-2825
--------------------------------------------------------------------------------
Mr. James Cassin                        Ms.Denise Simard
IU9IMS Technology Education Center      Learning Ind. Through Computers, Inc.
119 Mechanic Street                     28 E. Ostend Street, Suite 140
Smethport, PA 16749                     Baltimore, MD 21230
--------------------------------------------------------------------------------
Ms. Elleen Barnett                      Alan Field
Lesley College Instructional Computing  Mass. Special Tech Access Center
30 Mellen Street                        71 Arsenal Street
Cambridge, MA 02138-2790                Watertown, MA 92172-2638
--------------------------------------------------------------------------------
Ms. Kathleen Murphy                     David Benson
Montgomery County Intermediate Unit     Northeast Educational Television of Ohio
1605 E. West Main Street                1750 Campus Center Drive
Norristown, PA 19403-3290               Kent, OH 44240
--------------------------------------------------------------------------------
Mr. Harry Gretcher                      Ms. Lana Gossin
Physically Impaired Assoc. of Michigan  Resource Center for Independent Living
1023 South U.S. 27, Suite B31           401 - 409 Columbia Street
St. Johns, MI 48879                     P.O. Box 210
                                        Utica, NY 13501-0210
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Larry Pogue                             Mr. Steve Snyder
Solta Learning Center                   Summit Co. School Instr. Tech. Center
150 East Sixth Street                   420 Washington Avenue, Ste. 200
Franklin, OH 45004                      Cuyahoga Falls, OH 44221
--------------------------------------------------------------------------------
Mr. Norman Sterchele                    Ms. Debra McGarvey
SYSU College of Education               Technology Resources for Education
226 Brown Hall - SVSU                   1979 Central Avenue
University Center, MI 48710             Albany, NY 12205
--------------------------------------------------------------------------------
Ms. Gail Ross McBride                   Board of Jewish Education
The Education Cooperative               426 West 58 Street
160 Grove Street                        New York, NY 10019
Wellesley, MA 02181
--------------------------------------------------------------------------------
BOCES Regional Information Center       Carbon Lehigh Intermediate Unit #21
32 Warren Avenue                        4750 Orchard Road
Tarrytown, NY 10591                     Schnecksville, PA 18078-2597
--------------------------------------------------------------------------------
Educational Resource Center             Info Tech. Educ. for the Commonwealth
Norwich Univ. - Vermont College         Penn State - 210 Rider Bldg. II
Montpelier, VT 05602                    227 W. Beaver Avenue
                                        University Park, PA 16801
--------------------------------------------------------------------------------
Oswego County Teacher Center            Mary Travillian
Oswego Co. BOCES - Rt. 64               AEA 6, Div. of Media Services
Mexico, NY 13114                        212 West Ingeldue
                                        Marshaltown, IA 50158
--------------------------------------------------------------------------------
Dr. Joseph Bellucci                     Velma Bazan
Regional Computer Resource Center       Alaska Services for Enabling Tech.
Wilkes Univ - 187 S. Franklin Street    P.O. Box 6485
Wildes-Barre, PA 18766                  Sltka, AK 99835
--------------------------------------------------------------------------------
Syracuse Teacher Center                 Jan Hecht
501 Park Street                         Adaptive Tech Lab/Southern CT State
Syracuse, NY 13203                      501 Crescent Street
                                        New Haven, CT 06515
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Dennis Hullinger                          Ms. Judy Roy
Alpine School Dist - Peterson School      Bimingham ATA Center
169 N. 1100 East                          206 13th Street South
American Fork, UT 84003                   Birmingham, AL 35233-1317
--------------------------------------------------------------------------------
Joyce Kenrs                               Lisa Wahl
Assistive Tech. Training & Info Center    Center for Accessible Technology
3354 Pine Hill Drive - P0 2441            2547 8th Street, 12-A
Vincennes, IN 47591                       Ship Address: 2525 8th Street
                                          Berkley, CA 94710-2572
--------------------------------------------------------------------------------
Ms. Beth McKinney-Whitlock                Melody Ram
Blue Grass Tech. Ctr. for People          Computer Access Center
w/Disabilities                            5901 Green Valley Circle #320
169 North Limestone Street                Culver City, CA 90230
Lexington, KY 40507
--------------------------------------------------------------------------------
Ms. Barbara Lindar                        Carol Adams
Center for Enabling Technology            Computer CITE
622 Rt. 10 West, Suite 22B                215 E. New Hampshire Street
Whippany, NJ 07981                        Orlando, FL 32804
--------------------------------------------------------------------------------
Craig Boogaard                            Star Heger
Computer Center for Citizens              Computing & Telecomputing Services
w/Disabilities                            400 E. 8th Avenue
2056 South 1100 East                      Ellensbeng, WA 98926-7581
Salt Lake City, UT 84108
--------------------------------------------------------------------------------
Mary Fisher                               Elizabeth Keller
Alameda Co. Office of Ed. - Preview       Aloha Special Technology Access Center
Center                                    710 Green Street
313 West Winton Avenue - Room 120         Honolulu, HI 96813-2119
Hayward, CA 94544-1198
--------------------------------------------------------------------------------
Fred Fiedler                              Ann Fuller
Alliance for Technology Access            Armstrong Atlantic State University
2175 E. Francisco Blvd., Suite L          11935 Abercorn Street
San Rafael, CA 94901                      Savannah, GA 31419-1997
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

------------------------------------------------------------------------------
Bev Appel                               Mr. Ray Mitchell
Computer Learning & Information Centre  Education Resource Center
4646 Sarcee Road SW                     2832 E. Flamingo Road
Calgary, AB, CN T3E7B8                  Las Vegas, NV 89121
------------------------------------------------------------------------------
Denise Peters                           Mark Finstrom
Cooperating School Districts/Ed. Tech   Education Technology Alliance
1460 Craig Road                         1300 Mendola Heights Road
St. Louis, MO 63146                     Mendota Heights, MN 55120
------------------------------------------------------------------------------
Raylen Fenfrow                          Jan Quinlan
Educational Service Center, Region VI   Educational Service Center #13
3332 Montgomery Road                    200 S. Frederick
Huntsville, TX 77340                    Rontou, IL 61866
------------------------------------------------------------------------------
Chris Franklin                          Louis Simington
Education Technology Center             E. Tennessee Special Tech. Access Center
620 Union Drive - Union Bldg. 123       3525 Emory Road NW
Indianapolis, IN 46202-5167             Powell, TN 37849
--------------------------------------------------------------------------------
Susan Jones                             Jim Geary
Ed. Tech Ctr & Ctr for Excellence in    FDLRS
Special Ed.                             5555 SW 93rd Avenue
University of SC - Wardlaw Bldg Rm 274  Miami, FL 33165
Columbia, SC 29208
--------------------------------------------------------------------------------
Judy Kitz                               Bill Jackson
FCIT Univ. S. FL/College of Education   FDLRS - Collier Co. Public Schools
4202 E. Fowler, EDU 208B                3708 Estey Avenue
Tampa, FL 33620                         Naples, FL 33942
--------------------------------------------------------------------------------
Randy Graff                             Sally Wood
FDLRS                                   Great River Preview Center
1825 Dunn Avenue                        1200 University, P.O. Box 1085
Daytona Beach, FL 32114                 Burlington, IA 52601
--------------------------------------------------------------------------------
Diane Johnson                           Mr. Cecil McDermont
FL Diagnostic & Learning Resources      IMPAC Learning Systems
Center                                  501 Woodlane Drive, Suite 122
3955 West Pensacola Street              Little Rock, AR 72201
Tallahassee, FL 32304
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
John Hilliard                               Toni Strickland
Illinois Resource Center                    JDSB/PAEC Preview Center
1855 Mt. Prospect Road                      2701 Technology Circle
Des Plaines, IL 60018                       Marianna, FL 32448
--------------------------------------------------------------------------------
Marty Karlin                                Andrea Reid
Jackson ESD Center for Ed. Technology       Kingwood Speech Pathology
101 N. Grape Street                         1110 Kingwood Drive, Suite 200
Medford, OR 97501                           Kingwood, TX 77339
--------------------------------------------------------------------------------
Donna Ross                                  Barb Besch
Key Largo School                            Lakeland AEA 3 Media Center
104801 Overseas Highway                     Hwy 18 and 2nd Street
Key Largo, FL 33037                         Cylinder, IA 50528
--------------------------------------------------------------------------------
Wendy Goldstein                             Parul Sharrai
Lake Co. Educational Service Center         Living Independence Network Corp.
19525 West Washington Street                1002 Shoshone Street East
Grayslake, IL 60030                         Twin Falls, ID 83301
--------------------------------------------------------------------------------
Lynn Lary                                   Ms. Janice LaChance
Lane Education Service District             Maine Parent Federation
1200 Hwy. 99 North                          P.O. Box 2067
Eugene, OR 97402                            Augusta, ME 04338-2067
--------------------------------------------------------------------------------
Mr. Dennis Kunces                           John Russell
Maine DOE Preview Center                    Natrona Co. School Dist. Software
23 State House Station                      Preview Lab
Augusta, ME 04333-0023                      970 N. Glen Road, Casper, WY 82601
--------------------------------------------------------------------------------
Jon Harding                                 Ms. LaVone Rodrigue
Missouri Tech. Center for Special Ed.       Nicholis State University
UMKC School of Education, Room 24           P.O. Box 2035
5100 Rockhill Road                          Thibodaux, LA 70310
Kansas City, MO 64110
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Mr. Joe LeDuc                             Stacy Avery
Neb. Dept. of Education Tech. Center      Northwide ISD (Northside Instructional
301 Centinnial Mall South - P0 94987      Technology)
Lincoln, NE 68509-4987                    6632 Bandera Road, Building D
                                          San Antonio, TX 78238
--------------------------------------------------------------------------------
Jerry Schnabel                            Mary Brillante
Northern Trails Area Education Agency     Orange Co. Public Schools - Educators
Northern Trails AEA Box M                 Resource Ctr.
Clear Lake, IA 50428                      445 W. Amelia Street
                                          Orlando, FL 32801
--------------------------------------------------------------------------------
Ron Toma                                  Mr. Roger Holt
OASIS, School Group                       Parents, Let's Unite for Kids
189 Lunalilo Road - 2nd Floor             1500 North 30th Street
Honolulu, HI 96285                        MSU-B/SPED Bldg. Room 267
                                          Billings, MT 59101-0298
--------------------------------------------------------------------------------
Janet Peters                              Joe Reed
PACER Center, Inc.                        Reion 18 ESC Preview Center
4826 Chicago Avenue South                 2811 LAFROCE P.O. Box 60580
Minneapolis, MN 55417-1098                Midland, TX 79701
--------------------------------------------------------------------------------
Lorraine Durrell                          Don Melody
Radford Univ. Teaching Resources Ctr.     Region VII ESC
P.O. Box 6999 - Tyler Avenue              2230 North Edwards - P0 1894
Walter Hall - 2nd Floor                   Mt Pleasant, TX 75456
Radford, VA 24142
--------------------------------------------------------------------------------
Marcia Rogers                             Ms. Judy Headley
Region VII Education Service Center       Santa Barbara Co. Ed. Office
818 E. Main                               4400 Cathedral Oak Road
Kilgone, TX 75662                         Santa Barbara, CA 93160
--------------------------------------------------------------------------------
Steve Simoneau                            Mr. Mike Anderson
Region XIV Education Center               SOUZA Center
1850 Highway 351                          708 S. Miller Street
Abilene, TX 79601                         Santa Maria, CA 93454
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

-------------------------------------------------------------------------------
Jane Fahey                                Mary Ann Ambrase
South Cook Educational Service Center     SW Cooperative Foundation Asst.
800 Governor's Highway                    Technology
Flossmoor, IL 60422                       6020 West 151st Street
                                          Oak Forest, IL 60452
-------------------------------------------------------------------------------
Ann Black                                 Roxanne Cortright
Special Education Technology Center       Team of Advocates for Special Kids
508 North Sprague                         100 W. Cerritos
Ellensburg, WA 98926                      Anaheim, CA 92805-6546
-------------------------------------------------------------------------------
Nancy Mashberg                            Carolyn McGonegill
Tampa General Rehab Center R-214          Tech - Able
P.O. Box 1289                             1112 - A Bret Drive
Tampa, FL 33601                           Conyers, GA 30207-4323
-------------------------------------------------------------------------------
Ms. JoAnne Castellano                     Bob Kibler
Tech Connection Assistive Tech.           Technology Access Center of Middle
 Solutions                                Tennessee
35 Haddon Avenue                          2222 Metro Center Blvd., Fountain Sq.,
Shrewsbury, NJ 07702-4007                 Suite 126
                                          Nashville, TN 37228
-------------------------------------------------------------------------------
Andres Hernandez                          Jamie Judd-Wall
Technical Aids & Assistance for the       Technology and Inclusion
Disabled Ctr.                             P.O. Box 150878
1950 W Roosevelt Road                     Austin, TX 78715-11878
Chicago, IL 60608
-------------------------------------------------------------------------------
Mr. Michael Baruch                        Dr. Gary G. Bitler
Technology Access Center                  Technology Learning & Research Lab
12110 Clayton Road                        ASU Box 870111
St. Louis, MO 63131-2599                  Temple, AZ 85287-0111
-------------------------------------------------------------------------------
Glenda Anderson                           Kathy Reed
Technology Assistance for Special         Technology Resource Solutions
Consumers                                 for People
P.O. Box 443                              1710 West Schilling Road
Huntsville, AL 35804                      Salina, KS 67401
-------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Charlotte Nelson                          Kellie Bell
Technology Resources for Special People   Technology Resource Center
3023 Canterbury                           3920 Woodland Heights Road
Salina, KS 67401                          Little Rock, AR 72212
--------------------------------------------------------------------------------
Lisa Fultz                                Mary Uhlir
The Star Center                           Tech. Access Ctr. of Tuscon, Inc.
60 Lynoak Cove                            4710 E. 29th Street, P.O. 13178
Jackson, TN 38305                         Tucson, AZ 85732-3178
--------------------------------------------------------------------------------
Connie Fell                               Jane Quemeville
TIES Training Center                      Tidewater Center for Technology Access
2665 Long Lake Road, Suite 250            Special Education Annex
St. Paul, MN 55113                        960 Windsor Oaks Boulevard
                                          Virginia Beach, VA 23462
--------------------------------------------------------------------------------
Kathy Katz                                Jan Daughtery
UCF/DOE Institutional Tech. Resource      T.E.A.C.H. Center
Univ. of Central FL - College of Ed.      10201 Horton
ED 106                                    Shawnee Mission, KS 66207
Orlando, FL 32816-1250
--------------------------------------------------------------------------------
Mary Tucker                               Mr. Joe Capitanio
United Cerebral Palsy of Idaho, Inc.      UNF College of Ed. Learning Lab.
5530 West Emerald                         4587 St. Johns Bluff Road
Boise, ID 83706                           Jacksonville, FL 32224
--------------------------------------------------------------------------------
Kris Held                                 Ms. Jeanne Gallimore
Wisconsin Instructional Tech Resource     Western KY. Center for
1008 Winther Hall                         Accessible Living
Whitewater, WI 53190                      1304-U Chestnut Street, P.0. Box 266
                                          Murray, KY 42701
--------------------------------------------------------------------------------
CESA #10                                  Chris Castille
725 W. Park Avenue                        Arizona Dept. of Education
Chippewa Falls, WI 54729                  1900 West Thomas
                                          Phoenix, AZ 85015
--------------------------------------------------------------------------------
Computer Learning Resource Center         CESA #3 SWICC Program
405 Third Avenue South                    1300 Industrial Drive
Saskatoon, Sask, CN S7K 1M7               Fennimore, WI 53809
-------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
Educational Service Center #11            Ctr. for Adaptive Tech. & Education
210 South Lafayette, P.O. Box 488         731 Park Avenue
Macomb, IL 61455                          Mandeville, LA 70448-4918
--------------------------------------------------------------------------------
Instructional Comp. Data Proc. Center     EnTech
432 West Third                            301 York Street
Witchita, KS 67203                        Louisville, KY 40203
--------------------------------------------------------------------------------
Lincoln Schools Technology Center         Language, Speech & Hearing Center
59041 "O" Street                          1356 Plummer Street
Lincoln, NE 68510                         Northridge, CA 91330
--------------------------------------------------------------------------------
Northwest ESD 189                         Manzanilla Assistive Technology Center
205 Stewart Road                          Univ. of Mexico RIATT
Mt. Vernon, WA 98273                      2080 Central Avenue, Suite 107
                                          Albuquerque, NM 87131
--------------------------------------------------------------------------------
Oklahoma Assistive Technology Center      Panhandle Assistive Technology Center
1122 N.E. 13th Street, WB400              212 North Fourth Avenue, #137
Oklahoma City, OK 73117                   San Point, ID 83864
--------------------------------------------------------------------------------
SACC Assistive Technology                 SHIP Resource Center
2975 N. Sycamore Drive                    329 West Craig Place
P.O. Box 1325                             San Antonio, TX 78212
Simi Valley, CA 93065
--------------------------------------------------------------------------------
San Diego Co. Tech. Consortium            Technology Preview Center
6401 Linda Vista Road, #215               1080 LaBaron Drive, Room 8
San Diego, CA 92111-7399                  Miami Springs, FL 33166
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

                      THIRD PARTY RIGHTS TO JLC SOURCE CODE

1. Settlement Agreement and Release entered into by and between Golden Books Family Entertainment, Inc., formerly known as Western Publishing, Inc., and JLC Learning Corporation on October 28, 1998, modifying the Agreement between Western Publishing Company, Inc. and JLC Learning Corporation entered into on February 22, 1991.

2. Product Supply and License Agreement entered into by and between JLC Learning Corporation and Sylvan Learning Systems Inc., on November 1, 1996.

3. West Virginia Basic Skills Computer Education Contract #01-A entered into by and between JLC Learning Corporation and the West Virginia Department of Education on June 14, 1990.

4. Publication and Distribution Agreement entered into by and between JLC Learning Corporation and Addison Wesley Longman Limited on December 8, 1997. Amendment One to this Agreement was entered into on December 18, 1998. Amendment Two to this Agreement was entered into on March 12, 1999. Amendments Three and Four were entered into on May 28, 1999. The Agreement contains a provision providing for limited distribution rights to Sylvan Learning Systems Inc.

5. International Development and Distribution Agreement between JLC Learning Corporation and Educational Trend Sdn. Bhd. on March 20, 1998. Amendment One to this Agreement was entered into on February 28, 1998. A Letter of Amendment and Subdistribution Agreement are currently under negotiation.

                               JLC - CONFIDENTIAL

                    CURRENTLY MARKETED AND MATERIAL SOFTWARE
                                    PRODUCTS

Management Systems

Advantage Management System 1.2, 2.1, 2.2
Compass 3.1, 4.0
LMS*
Personal Compass 1.0, 1.1

Assessment Product
Jostens Comprehensive Assessment Tests/Advantage
Jostens Comprehensive Assessment Tests 1.0, 2.0/Compass
Assessment Designer (Compass Tomorrow's Promise 4.0)

Curriculum

Basic Learning System*
Life Skills and Employability Skills
Foundations in Mathematics
Foundations in Reading
Learning First New Edition: Elementary Mathematics*
Learning First New Edition: Elementary Reading*
Tomorrow's Promise Reading with Spanish 1 and 2
Tomorrow's Promise: Biology
Tomorrow's Promise: Chemistry
Tomorrow's Promise: Earth Science
Tomorrow's Promise: Physics
Tomorrow's Promise: Lang. Arts Level 3-8
Tomorrow's Promise: Mathematics Level K-8
Tomorrow's Promise: Reading Level K-8
Tomorrow's Promise: Spelling Level 1
Tomorrow's Promise: Spelling Level 2
English Language Development
GED Expansions (social studies/science)
Integrated Language Arts
Secondary Literacy Expansions
Steps to English Lang. Development-Beginning Level
Steps to English Lang. Development-Intermediate/Advanced
Idea Shaper
Tomorrow's Promise Learning with Literature

                               JLC - CONFIDENTIAL

Middle School Science
Spanish Language Arts
Writing Expedition
Project T.E.A.C.H.

Other

JLC Worldware Web site
Worldware Software

Standalone Catalog Reseller Product

Clock
Community Exploration
Friday Afternoon
Learning English Series: Primary
Learning English: Home and Family
Learning English: Neighborhood Life
Math Skills Collection: Complete Set
Math Skills Collection: Decimals and Percents
Math Skills Collection: Measurement
Math Skills Collection: Shapes and Figures
Math Skills Collection: Whole Numbers and Fractions
Reading Skills Collection: Complete Set
Reading Skills Collection: Reading All Around You
Reading Skills Collection: Read to Imagine
Reading Skills Collection: Reading for Meaning
Reading Skills Collection: Read to Think
Write This Way

Third Party Product

Compton's Interactive Encyclopedia
Golden Book Encyclopedia
Interactive Mathematics: Algebra 1 & 2, Pre algebra 1
Storybook Maker
Microsoft Works
Microsoft Encarta
Sunburst Type to Learn
The Student Writing Center
Wordbench

                               JLC - CONFIDENTIAL

Third Party Standalone Catalog Reseller Product

Casualty Kid
DesignExpress
First Connections: The Golden Book Encyclopedia
Learning English Series
Lyric Language: French
Lyric Language: German
Lyric Language: Japanese
Lyric Language: Spanish
Rhyme Time
Storybook Maker Deluxe
WebExpress

* Sold, not actively marketed.

                               JLC - CONFIDENTIAL

               THIRD PARTY ACCESS OR MODIFICATION RIGHTS TO SOURCE
                            CODE AND RIGHTS TO MODIFY

1. Publication and Distribution Agreement entered into by and between JLC Learning Corporation and Addison Wesley Longman Limited on December 8, 1997. Amendment One to this Agreement was entered into on December 18, 1998. Amendment Two to this Agreement was entered into on March 12, 1999. In connection with the work contemplated under Amendment Two, JLC and AWL entered into a confidentiality agreement with Biobras, an independent contractor. Amendments Three and Four were entered into on May 28, 1999.

2. International Development and Distribution Agreement entered into by and between JLC Learning Corporation and Educational Trend Sdn. Bhd. on March 20, 1998. Amendment One to this Agreement was entered into on February 28, 1998. A Letter of Amendment and Subdistribution Agreement are currently under negotiation.

                               JLC - CONFIDENTIAL

                 CLAIMS AGAINST COMPANY'S INTELLECTUAL PROPERTY

1.    See "Material Opposition to Company Trademarks" in this schedule.

                               JLC - CONFIDENTIAL

                               INFRINGEMENT CLAIMS

1. American Education Corporation v. JLC Learning Corporation, Case No. CIV 97-1127R USDC (Western District of Oklahoma). Settled.

2. Golden Books Publishing Co., Inc. v. Jostens Learning Corp., et al., USDC Case No. 96-C-0491 (Eastern District of Wisconsin). Settled.

3. See also matters disclosed under "Material Opposition to Company Trademarks" in this schedule.

                                JLC-CONFIDENTIAL

                 CURRENT INFRINGEMENT OF COMPANY'S INTELLECTUAL
                                    PROPERTY

1.    See "Material Opposition to Company Trademarks" in this schedule.

                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.09

Salaries In Excess of $100,000

--------------------------------------------------------------------------------
   Employee Name                             Job Title
--------------------------------------------------------------------------------
David F. Gildar               Vice President MIS
--------------------------------------------------------------------------------
Curtis A. Hedges              Vice President/Corporate Controller
--------------------------------------------------------------------------------
Susan E. Rago                 Director Product Marketing.
--------------------------------------------------------------------------------
Elaine C. Murphy              Director Product Marketing.
--------------------------------------------------------------------------------
Roger D. Phillips             Director Product Marketing.
--------------------------------------------------------------------------------
Gary M. Columb                Director Customer Support Services
--------------------------------------------------------------------------------
Therese K. Crane              President
--------------------------------------------------------------------------------
Joyce F. Russell              Vice President Senior Finance & Administration
--------------------------------------------------------------------------------
Nancy G. Lockwood             Vice President Senior Product Development
--------------------------------------------------------------------------------
Susan R. Collins              Vice President Senior Professional Development
--------------------------------------------------------------------------------
Michael W. DePasquale         Vice President Senior Sales -- Northern Division
--------------------------------------------------------------------------------
Christopher M. Hayes          Vice President Senior Sales -- Southern Division
--------------------------------------------------------------------------------

Consultant Contract In Excess of $75,000

--------------------------------------------------------------------------------
   Employee Name                             Job Title
--------------------------------------------------------------------------------
John Bender                   Attorney
150 E. 58th Street,
Suite 3401
New York, NY 10155
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

Severance Obligations in Excess of $50,000

--------------------------------------------------------------------------------
Employee Name                                         Severance Period
--------------------------------------------------------------------------------
David F. Gildar                                       8 Months
--------------------------------------------------------------------------------
Curtis A. Hedges                                      10 Months
--------------------------------------------------------------------------------
Susan E. Rago                                         6 Months
--------------------------------------------------------------------------------
Elaine C. Murphy                                      6 Months
--------------------------------------------------------------------------------
R. Alfred Knechel                                     8 Months
--------------------------------------------------------------------------------
Barbara Epps                                          8 Months
--------------------------------------------------------------------------------
Marilyn B. Comet                                      8 Months
--------------------------------------------------------------------------------
Roger D. Phillips                                     6 Months
--------------------------------------------------------------------------------
Gary M. Columb                                        9 Months
--------------------------------------------------------------------------------
Therese K. Crane                                      1 Year
--------------------------------------------------------------------------------
Joyce F. Russell                                      1 Year
--------------------------------------------------------------------------------
Nancy G. Lockwood                                     1 Year
--------------------------------------------------------------------------------
Susan R. Collins                                      1 Year
--------------------------------------------------------------------------------
Michael W. DePasquale                                 1 Year
--------------------------------------------------------------------------------
Christopher M. Hayes                                  1 Year
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

                                   SUB LEASES

--------------------------------------------------------------------------------
Sublease Location             Term                  Sublessee
-----------------             ----                  ---------
--------------------------------------------------------------------------------
9920 Pacific Heights Blvd.,   September 1, 1994 -   Pearson Education (formerly
Suite 100                     May 31, 2000          Invest Learning, formerly
San Diego, CA 92121                                 Centec)
--------------------------------------------------------------------------------
9920 Pacific Heights Blvd.,   November 1, 1994 -    Law Office of Stuart Manroel
Suite 250                     May 20, 2001
San Diego, CA 92121
--------------------------------------------------------------------------------
2860 Old Rochester Road       October 15, 1998 -    Standard Mutual Insurance
Springfield, IL  62794        July 31, 1999
                              (month-to-month)
--------------------------------------------------------------------------------
2860 Old Rochester Road       March 1, 1999 -       Combo-Carts
Springfield, IL  62794        month-to-month
--------------------------------------------------------------------------------

                               JLC - CONFIDENTIAL

                                 LEASE CONTRACTS

1. Dell Financial Services Lease No. 004029124-001 by and between JLC Learning Corporation and Dell Financial Services on September 28, 1998.

2. Dell Financial Services Lease No. 007061432-001 by and between JLC Learning Corporation and Dell Financial Services LP on March 16, 1999.

3. Xerox Business Services Document Services Agreement Renewal C, entered into by and between JLC Learning Corporation and Xerox Corporation acting through Xerox Business Service executed on December 16, 1998 terminating on December 31, 2003.

4. Standard Lease Agreement for Business Customers entered into by JLC Learning Corporation and Lucent Technologies, Inc. on December 19, 1998.

                               JLC - CONFIDENTIAL

                              CONTRACT FOR SERVICES

1. Service Agreement entered into by and between Jostens Learning Corporation and General Electric Capital Technology Management Services on December 15, 1994.

2. Securities Purchase Agreement dated as of November 1, 1996 by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc.

3. Management and Advisory Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition Corp. and Bain Capital Partners IV, L.P. dated as of June 29, 1995.

                               JLC - CONFIDENTIAL

                            EVIDENCES OF INDEBTEDNESS

1. Senior Subordinated 12.25% Note Purchase Agreement among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corporation, Chase Manhattan Bank, N.A. and Maximum Investments, N.V., dated as of June 29, 1995.

2. Subordinated Promissory Note between Sylvan Learning Systems, Inc. and JLC Learning Corporation issued on June 30, 1998 in the principal amount of $2,142,901.36.

3. Loan and Security Agreement entered into by and between JLC Learning Corporation, the Financial Institutions named therein as the Lenders and Foothill Capital Corporation on March 30, 1998.

                               JLC - CONFIDENTIAL

                 THIRD PARTY GUARANTEES OF COMPANY INDEBTEDNESS

1. Senior Subordinated 12.25% Note Purchase Agreement by and among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corporation, Chase Manhattan Bank, N.A. and Maximum Investments, N.V., dated as of June 29, 1995.

2. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., Sylvan Learning Systems, Inc., JLC Learning Corporation and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

3. Assignment and Exchange Agreement by and among Pyramid Ventures, Inc., General Electric Capital Corporation, G.E. Capital Equity Investments, Inc., JLC Learning Corporation, and JLC Holdings, Inc., dated as of March 31, 1999, and the notes issued pursuant thereto.

                               JLC - CONFIDENTIAL

                                   INVESTMENTS

1. Jostens Learning Corporation is a shareholder of 640 preferred shares of ESI Inc., d/b/a Elemental Software, a California corporation, with offices at 5927 Priestly Drive, Suite 100, Carlsbad, CA, 92008.

2. Jostens Learning Corporation is a shareholder of 5619 shares of common stock in PictureTel Corporation, a Delaware corporation with offices at 100 Minuteman Road, Andover, MA, 01810. The shares are held in escrow as a result of the sale of Starlight Network.

3.    Basics Partnership, a Utah limited partnership formed November 30, 1982.


                               JLC - CONFIDENTIAL

                                CONTRACTUAL LIENS

1. Senior Subordinated 12.25% Note Purchase Agreement among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corporation, Chase Manhattan Bank, N.A. and Maximum Investments, N.V., dated as of June 29, 1995.

2. Subordinated Promissory Note between Sylvan Learning Systems, Inc. and JLC Learning Corporation issued on June 30, 1998 in the principal amount of $2,142,901.36.

3. Loan and Security Agreement entered into by and between JLC Learning Corporation, the Financial Institutions named therein and Foothill Capital Corporation on March 30, 1998.


                               JLC - CONFIDENTIAL

                                POWER OF ATTORNEY

1. Loan and Security Agreement entered into by and between JLC Learning Corporation, the Financial Institutions named therein as the Lenders and Foothill Capital Corporation on March 30, 1998.

2. Each United States trademark registration application filed by or on behalf of the Company includes a limited power of attorney granting counsel to the Company authority to prosecute such trademark application, including necessary related transactions with the United States Patent & Trademark Office and to receive the certificate of registration. Additionally, Brunei, Hong Kong, Indonesia, Ireland, Malaysia, Singapore, and Taiwan require and the Company has granted limited powers of attorney for prosecution of trademark applications.


                               JLC - CONFIDENTIAL

                   CONTRACTS WITH REMAINING FUTURE OBLIGATIONS
                    OF MORE THAN $150,000 AS OF MAY 31, 1999

--------------------------------------------------------------------------------
Customer                                    State    Remaining Obligation
--------------------------------------------------------------------------------
Dade County School District                  FL          $351,056.08
--------------------------------------------------------------------------------
Polk County Schools                          FL          $241,057.27
--------------------------------------------------------------------------------
Oklahoma City School District                OK          $299,845.43
--------------------------------------------------------------------------------
Chicago Public Schools                       IL          $239,351.46
--------------------------------------------------------------------------------
Orange Township Board of Education           NJ          $248,221.28
--------------------------------------------------------------------------------
Halifax County School District               VA          $233,868.92
--------------------------------------------------------------------------------
Brighton School District 27J                 CO          $494,723.46
--------------------------------------------------------------------------------
Anderson School District #5                  SC          $149,787.30
--------------------------------------------------------------------------------
Erie City School District                    PA          $212,270.07
--------------------------------------------------------------------------------
Robstown Independent School District         TX          $384,216.25
--------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

             CONTRACTS EXTENDING MORE THAN 365 DAYS AND INVOLVING A
                FUTURE OBLIGATION OVER $100,000 AS OF MAY 31,1999

1.

--------------------------------------------------------------------------------
Customer                                       State        Remaining
                                                            Obligation
--------------------------------------------------------------------------------
Anderson School District #5                     SC          $ 149,787.30
--------------------------------------------------------------------------------
Brighton School District 27J                    DO          $ 199,670.46
--------------------------------------------------------------------------------
Canon McMillan School District                  PA          $ 118,603.92
--------------------------------------------------------------------------------
Chicago Public Schools                          IL          $ 321,536.01
--------------------------------------------------------------------------------
Erie City School District                       PA          $ 212,270.07
--------------------------------------------------------------------------------
Halifax County School District                  VA          $ 233,858.92
--------------------------------------------------------------------------------
Orange Township Board of Education              NJ          $ 248,221.28
--------------------------------------------------------------------------------
Polk County Schools                             FL          $ 241,057.27
--------------------------------------------------------------------------------
Rahway Public Schools                           NJ          $ 105,995.22
--------------------------------------------------------------------------------
Robstown Independent School                     TX          $ 384,216.26
District
--------------------------------------------------------------------------------
School Board of Broward County                  FL          $ 129,283.32
--------------------------------------------------------------------------------
School City of East Chicago                     IN          $ 107,200.60
--------------------------------------------------------------------------------

2. See also "Evidence of Indebtedness", "Lease Contracts" and "Employment Agreements" as disclosed in this schedule.


                               JLC - CONFIDENTIAL

                       CONTRACT WITH ANY GOVERNMENT ENTITY

1. Educational Technology Agreement between JLC Learning Corporation and California State Department of Education on February 10, 1989.

2. Contractual Agreement between School Board of Dade County, Florida and JLC Learning Corporation of San Diego entered into on December 20, 1990, amended on April 1, 1992, June 29, 1993 and March 11, 1994.

3. ESOL Curriculum Development Contract between JLC Learning Corporation and the Florida Department of Education dated June 22, 1993.

4. West Virginia Basic Skills Computer Education Contract #01-A between JLC Learning Corporation and the West Virginia Department of Education on June 14, 1990.


                               JLC - CONFIDENTIAL

                   CONTRACTS FOR JOINT VENTURE, PARTNERSHIP OR
                                   INVESTMENT

1.    Basics Partnership, a Utah limited partnership formed November 30, 1982.

2. Securities Purchase Agreement dated as of November 1, 1996, among JLC Holdings, Inc., Software Systems Corp. and Sylvan Learning Systems, Inc., referencing potential participation in At Home Learning Software project.


                               JLC - CONFIDENTIAL

                 DISTRIBUTORS OR SALES REPRESENTATIVES CONTRACTS
           INVOLVING PAYMENT OR RECEIPT OVER $100,000 BY JLC LEARNING
                          CORPORATION IN THE PAST YEAR

1. Jostens Learning Corporation's Independent Sales Representative Agreement dated as of January 1, 1999 with Alternate Solutions, Inc.

2. Publication and Distribution Agreement entered into by and between JLC Learning Corporation and Addison Wesley Longman Limited on December 8, 1997. Amendment One to this Agreement was entered into on December 18, 1998. Amendment Two to this Agreement was entered into on March 12, 1999. The Agreement contains a provision providing for limited distribution rights to Sylvan Learning Systems, Inc. Amendments Three and Four were entered into on May 28, 1999.

3. International Development and Distribution Agreement entered into by and between JLC Learning Corporation and Educational Trend Sdn. Bhd. on March 20, 1998. Amendment One to this Agreement was entered into on February 28, 1998. A Letter of Amendment and Subdistribution Agreement are currently under negotiation. The Agreement contains a clause for the provision of localized products to Sylvan Learning Systems, Inc.


                               JLC - CONFIDENTIAL

                 CONTRACTS WITH AGGREGATE FUTURE LIABILITY OVER
               $150,000 NOT TERMINABLE BY JLC LEARNING CORPORATION
                         WITH NOTICE OF 60 DAYS OR LESS

1. Dell Financial Services Lease No. 004029124-001 by and between JLC Learning Corporation and Dell Financial Services LP dated September 28, 1998.

2. Dell Financial Services Lease No. 007061432-001 by and between JLC Learning Corporation and Dell Financial Services LP dated March 16, 1999.

3. Xerox Business Services Document Services Agreement, Renewal C, entered into by and between JLC Learning Corporation and Xerox Corporation acting through Xerox Business Service dated December 28, 1998, terminating on December 31, 2003.

4.    See also Schedule 4.07, items 1, 2, 5 and 6.

5.    Settlement Agreement between APTEX/HNC and JLC dated May 24, 1999.


                               JLC - CONFIDENTIAL

                     CONTRACTS CONCERNING MATERIAL ASSETS OR
                                   OPERATIONS

1.    See Schedule 4.08 "Material Inbound License Agreements".


                               JLC - CONFIDENTIAL

Breach or Default

1. Senior Subordinated 12.25% Note Purchase Agreement among JLC Acquisition, Inc., JLC Holdings, Inc., Software Systems Corp., Chase Manhattan Bank, N.A. and Maximum Investments, N.V., dated as of June 29, 1995.

2. Management and Advisory Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition Corp. and Bain Capital Partners IV, L.P. dated as of June 29, 1995.

3. Securities Purchase Agreement dated as of November 1, 1996 by and among JLC Holdings, Inc., Software Systems Corp., JLC Learning Corporation and Sylvan Learning Systems, Inc., amendments are set forth in schedule 2.04.

Notice of Intent to Terminate or Renegotiate

1. Service Agreement entered into by and between Jostens Learning Corporation and General Electric Capital Technology Management Services on December 15, 1994. Service Agreement entered into by and between JLC Learning and Technology Services Solutions on December 15, 1994.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.13

1.    See Schedule 4.01.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.14

--------------------------------------------------------------------------------
Type of Coverage          Insurance Company           Limits
--------------------------------------------------------------------------------
General Liability Pkg.    Chubb; Federal Insurance    Aggregate $2,000,000
                          Co.                         Personal Property
                                                      $1,000,000
                                                      Business Income $2,500,000
                                                      Property $12,170,000
--------------------------------------------------------------------------------
Automobile                Chubb; Federal Insurance    $1,000,000
                          Co.
--------------------------------------------------------------------------------
Umbrella/Excess           Chubb; Federal Insurance    $20,000,000
                          Co.
--------------------------------------------------------------------------------
Crime                     Kemper; American            $1,000,000
                          Motorists
--------------------------------------------------------------------------------
Workers' Compensation     CIGNA                       $1,000,000
--------------------------------------------------------------------------------
Fiduciary Liability       Chubb; Federal Insurance    $2,000,000
                          Co.
--------------------------------------------------------------------------------
Professional Liability    Media Professional's Gulf   $3,000,000
                          Underwriters
--------------------------------------------------------------------------------
Directors & Officers      National Union Fire         Aggregate $10,000,000
("D&O")                   Insurance Co.               EPLI Limit $2,000,000
--------------------------------------------------------------------------------

All policies expire on September 1, 1999 except D&O which expires December 31, 2001.

Note: In connection with The Rio Grande City Consolidated School District v. Jostens Learning Corporation case referred to in Schedule 4.16, the insurer has, by letter dated June 4, 1997, advised the Company that it will provide a defense of the matter, subject to a reservation of rights based on, inter alia, the fact that claimant alleges that some of the wrongful acts occurred prior to the inception date of the policy and the fact that the Company allegedly failed to follow certain procedures set forth in the policy.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.15

1. JLC Holdings, Inc. has not paid Delaware franchise taxes for the years subsequent to 1996.


                               JLC - CONFIDENTIAL

                               TAX INDEMNIFICATION

1. Stock Purchase Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition, Inc. and Jostens, Inc., dated as of June 29, 1995.


                               JLC - CONFIDENTIAL

                TAX EXTENSIONS OR WAIVERS AND POWERS OF ATTORNEY

1. Since the Company's separation from Jostens, Inc., there have been no extensions granted for periods after June 29, 1995 other than normal filing extension from April 15th to September 15th of each year.

2. A Power of Attorney has been executed between the Company and its payroll service provider (Systems Tax Service/CES) to file payroll tax returns.


                               JLC - CONFIDENTIAL

                          COMPANY AND AFFILIATED GROUP
                            TAX FILING JURISDICTIONS

1. The jurisdiction where the Company or the affiliated group that includes the Company, Software Systems Corp. and JLC Holdings, Inc. joins or has joined for any taxable period ending after 1995 in the filing of any consolidated, combined or unitary Tax Return are:

      Federal

      Alaska
      Arizona
      California
      Colorado
      Florida
      Guam
      Hawaii
      Idaho
      Illinois
      Iowa
      Kansas
      Maine
      Massachusetts
      Minnesota
      Montana
      Nebraska
      New Hampshire
      New Mexico
      North Dakota
      Oregon
      Utah
      Virginia


                               JLC - CONFIDENTIAL

                 COMMON PARENT CORPORATION AND OTHER MEMBERS OF
                 THE CONSOLIDATED, COMBINED OR UNITARY TAX GROUP

1. The affiliate group taxes have been filed under consolidated JLC Holdings, Inc. and included JLC Holdings, Inc., Software Systems Corp. and JLC Learning Corporation.


                               JLC - CONFIDENTIAL

                     COMPANY AND AFFILIATED GROUP TAX FILING
                                  JURISDICTIONS

The jurisdictions where the Company or any affiliated group of which the Company is or has ever been a member files, is required to file or has been required to file a Tax Return relating to state and local income, franchise, license, excise, net worth, property or sales and use taxes or is or has been liable for any taxes on a "nexus" basis at any time for taxable periods ending after 1995:

All 50 states
District of Columbia
Puerto Rico
Guam

Local Taxes in:

Alabama
   City of Birmingham
   City of Jasper
   Jefferson County
   Walker County

Arizona
   Chandler
   Flagstaff
   Glendale
   Mesa
   Nogales
   Peoria
   Phoenix
   Scottsdale
   Tempe
   Tucson
   Maricopa County

California
   Orange County
   San Diego County

Colorado
   City of Denver

Florida
   Miami Dade County
   Tampa


                               JLC - CONFIDENTIAL

Indiana
   Johnson
   Marion
   St. Joseph

Kentucky
   Louisville

Louisiana
   Acadia Parish
   Calcasieu Parish
   East Baton Rouge Parish
   Iberia Parish
   Jefferson Parish
   Orleans Parish
   City of New Orleans
   Ouachita Parish
   City of Monroe
   Red River Parish
   Sabine Parish
   Tangipahoa Parish
   Terrebone Parish

Maryland
   Allegany County
   Anne Arundel County
   Baltimore County
   City of Baltimore
   City of Salisbury
   Prince George's County
   St. Mary's County
   Upper Marlboro
   Wicomico County

Michigan
   Detroit

New York
   New York City

Ohio
   Columbus
   Fairfield City
   Independence
   Strongsville City
   Waterville Village


                               JLC - CONFIDENTIAL

Oklahoma
   Oklahoma City

Pennsylvania
   Boyertown Boro
   Smethport Boro
   Bellevue Boro
   Hummelstown
   Baldwin Boro
   Newberry Township
   Dunmore Boro
   Churchill Boro

South Carolina
   Richland County

Texas
   Carrollton-Farmers
   Branch ISD
   City of Irving
   Coppell ISD
   Dallas

West Virginia
   Charleston

Wyoming
   Newberry Township


                               JLC - CONFIDENTIAL

              MINIMUM BALANCES AS OF DECEMBER 31, 1997 AFTER GIVING
                        EFFECT TO THE AMENDED TAX RETURNS

1.    Net Operating Loss carryforward of the Company: $48,000,000.00
      (any adjustment under Code Section 108 based on an entity approach).

2.    Deferred gain or loss allocable to the Company or such group arising out
      of any deferred intercompany transaction:       $0.00

3.    Aggregate Tax Basis in Company's assets:        $98,000,000.00


                               JLC - CONFIDENTIAL

                                 SCHEDULE 4.16

      There is a reasonable possibility that any of the following matters could be adversely determined. If adversely determined, then individually or in the aggregate, they could materially adversely effect the Company.

1.    Mayor and City of Baltimore v. Jostens Learning Corporation
      Circuit Court for Baltimore City, Maryland
      Case No. 98-288128

2. The Rio Grande City Consolidated Independent School District v. Jostens Learning Corporation
      US Bankruptcy Court for the Southern District of Texas(1)
      Adversary No. 97-2226-B

3.    Savant Inc. v. Jostens Learning Corporation
      State of Washington Superior Court of King County
      Case No. 98-2030160-KNT

4.    Covenant Violations
      JLC continues to be in breach of certain covenants under its Senior Subordinated 12.25% Note Purchase Agreement.

5.    See Schedule 4.08 "Material Opposition to Company Trademarks".


----------

(1) On May 25, 1999, the bankruptcy court remanded the case to the Texas state court. The Company is assessing whether it will appeal the bankruptcy court's ruling to the federal district court or, alternatively, ask the bankruptcy court to reconsider its decision to remand.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.17

                             EMPLOYEE BENEFIT PLANS

--------------------------------------------------------------------------------------------
                         PLAN                                         PROVIDER
                         ----                                         --------
--------------------------------------------------------------------------------------------
1.  401(k) Retirement Savings Plan                       Fidelity Management Trust Co.
--------------------------------------------------------------------------------------------
2.  Preferred Provider Organization - Medical(1)         Self Funded (administered by United
                                                         Health Care)
--------------------------------------------------------------------------------------------
3.  Exclusive Provider Organization - Medical(1)         Self Funded (administered by United
                                                         Health Care)
--------------------------------------------------------------------------------------------
4.  Managed Indemnity Plan A & B                         Self Funded (administered by United
                                                         Health Care)
--------------------------------------------------------------------------------------------
5.  BlueAdvantage PPO(1)                                 Blue Cross/Blue Shield Illinois
--------------------------------------------------------------------------------------------
6.  Preferred Dental Plan(1)                             MetLife
--------------------------------------------------------------------------------------------
7.  Vision Plan(1)                                       Vision Service Plan of Arizona
--------------------------------------------------------------------------------------------
8.  Health Care Reimbursement Account(1)                 Work/Life Benefits
--------------------------------------------------------------------------------------------
9.  Business Travel Accident Insurance                   AIG
--------------------------------------------------------------------------------------------
10. Basic & Supplemental Life Insurance(1)               Reliastar Employee Benefits
--------------------------------------------------------------------------------------------
11. Short Term Disability                                CNA
--------------------------------------------------------------------------------------------
12. Long Term Disability                                 CNA
--------------------------------------------------------------------------------------------
13. Group Home/Auto Insurance                            MetLife
--------------------------------------------------------------------------------------------
14. Employee Assistance Program                          CNA
--------------------------------------------------------------------------------------------
15. Tuition Reimbursement Plan                           Jostens Learning Corporation
--------------------------------------------------------------------------------------------
16. Stock Appreciation Rights Plan                       Jostens Learning Corporation
--------------------------------------------------------------------------------------------
17. Key Management Severance Plan                        Jostens Learning Corporation
--------------------------------------------------------------------------------------------
18. Jostens Learning Severance Policy                    Jostens Learning Corporation
--------------------------------------------------------------------------------------------
19. Key Management Bonus Program (EBITDA)                Jostens Learning Corporation
--------------------------------------------------------------------------------------------
20. Sales Compensation Plans:                            Jostens Learning Corporation

o   Regional Marketing Manager (5 versions)

o   Regional Marketing Executive (6 versions)

o   Senior Regional Marketing Executive (4 versions)
--------------------------------------------------------------------------------------------

----------
(1) Extended benefits are offered to disabled employees for the twelve (12) months prior to the effective date of COBRA benefits. Employee contributions are waived during this twelve month period.


                                JLC CONFIDENTIAL

--------------------------------------------------------------------------------
                         PLAN                                         PROVIDER
                         ----                                         --------
--------------------------------------------------------------------------------
o   V.P. Regional Marketing Executive (1 version)

o   Area Vice President (2 versions)

o   Senior Vice President (2 versions)

o   Sales Associate (2 versions)

o   Catalog Group

o   Inside Sales

o   Inside Telemarketers

o   Field Marketing
--------------------------------------------------------------------------------


                                JLC-CONFIDENTIAL

                               FIXED SALES BONUS

Therese K. Crane
Joyce F. Russell
Nancy G. Lockwood
Susan R. Collins
Gary M. Columb
Michael W. DePasquale
C. Michael Hayes

Sherwin Kimble
Marilyn B. Comet
Jim Buckner
Barbara Epps
R.  Alfred Knechel
Glenn Chapin
Joyce Whitby
Claude Bove
Gary Crary
Curtis A. Hedges
Roger D. Phillips
Elaine C. Murphy
Jeanne Soper

TOTAL:                                       $912,500


                               JLC - CONFIDENTIAL

                            STOCK APPRECIATION RIGHTS

================================================================================
NAME                             TITLE
--------------------------------------------------------------------------------
Crane, Therese                   President
--------------------------------------------------------------------------------
Russell, Joyce                   Senior Vice President Finance & Admin
--------------------------------------------------------------------------------
Lockwood, Nancy                  Senior Vice President Product Development
--------------------------------------------------------------------------------
Collins, Sue                     Senior Vice President Professional Development
--------------------------------------------------------------------------------
Columb, Gary                     Director, Customer Support Services
--------------------------------------------------------------------------------
DePasquale, Mike                 Senior Vice President Sales-- Northern Division
--------------------------------------------------------------------------------
Hayes, C. Michael                Senior Vice President Sales-- Southern Division
--------------------------------------------------------------------------------
Kimble, Sherwin                  Director, Human Resources
--------------------------------------------------------------------------------
Hedges, Curtis                   Vice President Corporate Controller
--------------------------------------------------------------------------------
Gildar, David                    Vice President MIS
--------------------------------------------------------------------------------
Phillips, Roger                  Vice President Software Engineering
--------------------------------------------------------------------------------
Bove, Claude                     Area Vice President
--------------------------------------------------------------------------------
Buckner, Jim                     Area Vice President
--------------------------------------------------------------------------------
Chapin, Glenn                    Area Vice President
--------------------------------------------------------------------------------
Comet, Marilyn                   Area Vice President
--------------------------------------------------------------------------------
Epps, Barbara                    Area Vice President
--------------------------------------------------------------------------------
Knechel, R. Alfred               Area Vice President
--------------------------------------------------------------------------------
Whitby, Joyce                    Area Vice President
--------------------------------------------------------------------------------
Murphy, Elaine                   Director, Product Marketing
--------------------------------------------------------------------------------
Cooley, Nick                     Director, Field Systems Support
--------------------------------------------------------------------------------
Combs, Pam                       Dirictor, Professional Development
--------------------------------------------------------------------------------
Rago, Sue                        Director, Product Marketing
--------------------------------------------------------------------------------
Allison, Kim                     Director, Quality Assurance
--------------------------------------------------------------------------------
Knerr, Lynn                      Director, Marketing Programs/Promotions
--------------------------------------------------------------------------------
Henson, Ann                      Vice President Strategic Sales Support
--------------------------------------------------------------------------------
Youssi, Dan                      Director, Sales Training
--------------------------------------------------------------------------------
Huck, Dave                       Director, Pricing/Business Admin.
--------------------------------------------------------------------------------
Walker, Jim                      Director, Hardware Services
--------------------------------------------------------------------------------
Rokke, Eric                      Director, Software Engineering
--------------------------------------------------------------------------------
Good, Jim                        Director, Production & Distribution
--------------------------------------------------------------------------------
Rawlings, Mike                   Controller
--------------------------------------------------------------------------------
Roberts, Barbara                 Director, Professional Development Alliances
================================================================================


                               JLC - CONFIDENTIAL

================================================================================
NAME                            TITLE
--------------------------------------------------------------------------------
Buie, Gail                      Director, Professional Development Sales
--------------------------------------------------------------------------------
Siefert, Linda                  Director, Assessment Services
--------------------------------------------------------------------------------
Harvey, Howard                  Director, Software Engineering II
--------------------------------------------------------------------------------
Vandeveer, Robin                Manager, Product Support
--------------------------------------------------------------------------------
Major, Steve                    Manager, Technical Support
--------------------------------------------------------------------------------
Bienvenu, Sandy                 Regional Marketing Vice President
--------------------------------------------------------------------------------
Hardwick, Jim                   Regional Marketing Executive
--------------------------------------------------------------------------------
Williams, Beth                  Senior Regional Marketing Executive
--------------------------------------------------------------------------------
Altwater, Earl                  Senior Regional Marketing Executive
--------------------------------------------------------------------------------
Geary, Marilyn                  Regional Marketing Executive
--------------------------------------------------------------------------------
Felkins, Maria                  Manager, Product Development Project
--------------------------------------------------------------------------------
Pedone, Tim                     Senior Software Engineer
--------------------------------------------------------------------------------
Canning, Cary                   Director, Product Operations
--------------------------------------------------------------------------------
Marecki, Cheryl                 Director, Documentation/Multimedia Development
--------------------------------------------------------------------------------
Iannuzo, Maria                  Assistant Treasurer
--------------------------------------------------------------------------------
Smith, Dick                     Director, Education & Marketing Research
--------------------------------------------------------------------------------
Ponikvar, Edward                Regional Marketing Executive
--------------------------------------------------------------------------------
Gladwell, Jim                   Director, West Virginia
--------------------------------------------------------------------------------

Total estimated payments of
$1,120,250.00 - $1,520,250.00
================================================================================


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.18

1. In March of 1999, JLC Learning Corporation's receivable under the Product Supply and License Agreement of November 1, 1996, was applied against JLC Learning Corporation's obligations to Sylvan under the Securities Purchase Agreement dated as of November 1, 1996.

2. Discontinued the marketing of Vital Tools. A settlement agreement has been reached with APTEX/HNC.

3. Purchase of Cisco catalyst 5509 Router for $52,000.00 (budgeted capital item in excess of $25,000 and with a possible total over $100,000).

4.    Introduction of Stock Appreciation Rights Plan.

5.    Approval of Fixed Sales Bonus.

6.    Increases in Compensation for personnel at Director level and above:

--------------------------------------------------------------------------------
EMPLOYEE NAME                    JOB TITLE                        EFFECTIVE
                                                                     DATE
--------------------------------------------------------------------------------
David F. Gildar         Vice President MIS                         1/1/99
--------------------------------------------------------------------------------
Curtis A. Hedges        Vice President Corporate                   1/1/99
                        Controller
--------------------------------------------------------------------------------
David Huck              Director Pricing/Business                  1/1/99
                        Analysis
--------------------------------------------------------------------------------
James L. Walker         Director Hardware Services                 1/1/99
--------------------------------------------------------------------------------
James C. Good           Director Prod & Distribution               1/1/99
--------------------------------------------------------------------------------
Norman E. Cooley        Director Field System                      1/1/99
                        Support
--------------------------------------------------------------------------------
Pamela A. Combs         Director Professional                      1/1/99
                        Development
--------------------------------------------------------------------------------
Barbara Roberts         Director Professional                      1/1/99
                        Development Alliances
--------------------------------------------------------------------------------
Gail Buie               Director Professional                      1/1/99
                        Development Sales
--------------------------------------------------------------------------------
C. Richard Smith        Director Education & Market                1/1/99
                        Research
--------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
EMPLOYEE NAME                    JOB TITLE                        EFFECTIVE
                                                                    DATE
--------------------------------------------------------------------------------
Lynn C. Knerr           Director Marketing,                        1/1/99
                        Programs/Promotions
--------------------------------------------------------------------------------
Susan E. Rago           Director Product Marketing                 1/1/99
--------------------------------------------------------------------------------
Elaine C. Murphy        Director Product Marketing                 1/1/99
--------------------------------------------------------------------------------
Cheryl Marecki          Director Documentation/Media               1/1/99
                        Development
--------------------------------------------------------------------------------
J. Michael Birch        Director Product Development               1/1/99
                        Project
--------------------------------------------------------------------------------
Cary A. Canning         Director Product Operation                 1/1/99
--------------------------------------------------------------------------------
Kim Allison             Director Quality Assurance                 1/1/99
--------------------------------------------------------------------------------
Eric Rokke              Director Software Engineering              1/1/99
--------------------------------------------------------------------------------
Howard J. Harvey        Director Software Engineering II           1/1/99
--------------------------------------------------------------------------------
Daniel J. Youssi        Director Sales Training                    1/1/99
--------------------------------------------------------------------------------
Glenn G. Chapin         Vice President Area                        1/1/99
--------------------------------------------------------------------------------
Joyce M. Whitby         Vice President Area                        1/1/99
--------------------------------------------------------------------------------
Claude J. Bove          Vice President Area                        1/1/99
--------------------------------------------------------------------------------
Marilyn B. Comet        Vice President Area                        1/1/99
--------------------------------------------------------------------------------
R. Alfred Knechel       Vice President Area                        1/1/99
--------------------------------------------------------------------------------
Gary L. Crary           Vice President Area                        1/1/99
--------------------------------------------------------------------------------
James R. Buckner        Vice President Area                        1/1/99
--------------------------------------------------------------------------------
Barbara Epps            Vice President Area                        1/1/99
--------------------------------------------------------------------------------
Ann E. Henson           Vice President Strategic Sales             1/1/99
                        Support
--------------------------------------------------------------------------------
Gary M. Columb          Director Customer Support                  1/1/99
                        Services
--------------------------------------------------------------------------------
Sherwin E. Kimble       Director Human Resources                   4/15/99
--------------------------------------------------------------------------------


                               JLC - CONFIDENTIAL

--------------------------------------------------------------------------------
EMPLOYEE NAME                    JOB TITLE                        EFFECTIVE
                                                                    DATE
--------------------------------------------------------------------------------
Therese K. Crane        President                                  1/1/99
--------------------------------------------------------------------------------
Joyce F. Russell        Vice President Senior Finance &            1/1/99
                        Administration
--------------------------------------------------------------------------------
Nancy C. Lockwood       Vice President Senior Product              1/1/99
                        Development
--------------------------------------------------------------------------------
Susan R. Collins        Vice President Senior                      1/1/99
                        Professional Development
--------------------------------------------------------------------------------

7. Increases in 1999 EBITDA Opportunity for Personnel at Director level and above:

--------------------------------------------------------------------------------
NAME                    TITLE
--------------------------------------------------------------------------------
Dave Huck               Director, Pricing/Business Analysis
--------------------------------------------------------------------------------
Linda Siefert           Director, Assessment Services
--------------------------------------------------------------------------------
Jim Walker              Director, Technical Services & Training
--------------------------------------------------------------------------------
Dan Youssi              Director, Sales Training
--------------------------------------------------------------------------------
Gail Buie               Director, Customer Service
--------------------------------------------------------------------------------
Pam Combs               Director, Customer Service
--------------------------------------------------------------------------------
Barbara Roberts         Director, Customer Service
--------------------------------------------------------------------------------
Sherwin Kimble          Director, Human Resources
--------------------------------------------------------------------------------

8. An agreement modifying the Foothill Agreement to include an over-advance facility of $1.5 million was entered into on May 1, 1999.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.19

                       NON-COMPLIANCE WITH APPLICABLE LAWS

1.    See Schedule 4.01.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.21

1. Texas Caretaker Project Pilot dated July 23, 1997, entered into by JLC Learning Corporation and Sylvan Learning Systems, Inc.

2. Publication and Distribution Agreement entered into by and between JLC Learning Corporation and Addison Wesley Longman Limited on December 8, 1997. Amendment One to this Agreement was entered into on December 18, 1998. Amendment Two to this Agreement was entered into on March 12, 1999. The Agreement contains a provision providing for limited distribution rights to Sylvan Learning Systems, Inc. Amendments Three and Four were entered into on May 28, 1999.

3. International Development and Distribution Agreement entered into by and between JLC Learning Corporation and Educational Trend Sdn. Bhd. on March 20, 1998. Amendment One to this Agreement was entered into on February 28, 1998. A Letter of Amendment and Subdistribution Agreement are currently under negotiation. The Agreement contains a clause for the provision of localized products to Sylvan Learning Systems, Inc.

4. Stock Purchase Agreement by and between JLC Holdings, Inc., Software Systems Corp., JLC Acquisition and Jostens, Inc. dated as of June 29, 1995.

5. Strategic Alliance Agreement dated the date hereof between Sylvan Learning Systems, Inc. and JLC Learning Corporation.

6.    See also schedule 2.06, items numbered 8, 9, 13, 14 and 17.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.24

1.    Dell Marketing L.P.

2.    General Electric Capital Corp. (Formerly Ameridata, Inc.)

3.    Tech Data Corp.

4.    Apple Computer, Inc.

5.    Telex Communications, Inc.

6.    Academic Systems Corporation (prepayment of licenses).

7. Discontinued the marketing of Vital Tools. A settlement agreement has been reached with APTEX/HNC.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 4.25

1.    Terrebonne Parish School District

2.    Tangipahoa Parish School District

3.    Chicago Public Schools

4.    West Allegheny School District

5.    Dade County School District

6.    East Cleveland City School District

7.    Halifax County School District

8.    Galena Park I.S.C.

9.    Polk County Schools

10.   Wilkes County School District


                               JLC - CONFIDENTIAL

1. Dade County complained to JLC Learning Corporation during the summer of 1998 regarding performance issues. As a result, the guarantee under the Operation Safety Net contract was renegotiated and upgraded software was provided to the customer.


                               JLC -CONFIDENTIAL

                                  SCHEDULE 4.27

1. Jostens Learning Corporation is a shareholder of 640 preferred shares of ESI Inc., d/b/a Elemental Software, a California corporation, with offices at 5927 Priestly Drive, Suite 100, Carlsbad, CA, 92008.

2. Jostens Learning Corporation is a shareholder of 5619 shares of common stock in PictureTel Corporation a Delaware corporation with offices at 100 Minuteman Road, Andover, MA , 01810. The shares are held in escrow as a result of the sale of Starlight Network.

3.    Basics Partnership, a Utah limited partnership formed November 30, 1982.


                               JLC - CONFIDENTIAL

                                 SCHEDULE 4.28

      JLC's Year 2000 compliance review is ongoing. The following information is accurate as of April 1, 1999, and may be amended as a result of ongoing review.

--------------------------------------------------------------------------------
Software Product                     Certification Status
----------------                     --------------------
--------------------------------------------------------------------------------
JLMS/LMS                             Non-compliant*
--------------------------------------------------------------------------------
AIMS 2                               Y2K Ready**
--------------------------------------------------------------------------------
RIMS 1                               Unknown***
--------------------------------------------------------------------------------
RIMS 2                               Y2K Ready with issues****
--------------------------------------------------------------------------------

* Recommendation to users to set clocks back to 1972 during the summer of 1999 to avoid mid-year loss of data. Novell 2.2 which runs this software is non-compliant. No further plan of correction has been adopted.

** No significant issues found, full test not performed due to age of product and decrease in sales. No further plan of correction has been adopted.

*** Post release issues being addressed by Product Development. Version 3.4 introduces an error in the program. No further plan of correction has been adopted except in the case of version 3.4.1

**** Cannot handle cross millennium data. Data must be closed out at the end of 1999. No further plan of correction has been adopted.

Products Not Year 2000 Tested - No plan of correction adopted

Teach Net
Learning Expedition Stand Alone CD
Standalone Software Products (will be tested)
One Net
Lab Net
Apple Hard Disk


                               JLC - CONFIDENTIAL

                                 SCHEDULE 6.01

1. In March of 1999, JLC Learning Corporation's receivable under the Product Supply and License Agreement of November 1, 1996, was applied against JLC Learning Corporation's obligations to Sylvan under the Securities Purchase Agreement dated as of November 1, 1996.

2. Product Supply and License Agreement entered into by and between JLC Learning Corporation and Sylvan Learning Systems, Inc. dated as of November 1, 1996.


                               JLC - CONFIDENTIAL

                                  SCHEDULE 6.09

Principles used in amending Tax Returns:

1. Subsequent payment of contingent liabilities, existing at the Original Purchase Date, increase the purchase price and corresponding assets of the Company.

2. Inventory reserves expensed for book purposes are being reversed for tax purposes since they were incorrectly expensed on the tax returns.

3. Asset purchases, incorrectly omitted on tax depreciation schedule, are being included in the tax returns.

4. Software Systems Corp. reduced certain of its Net Operating Losses as a result of 1996 prepayment discount related to its obligations under the Jostens, Inc. Subordinated Note.

States where Amended Tax Returns for 1995, 1996 and 1997 will be filed:

      California
      Arizona
      Illinois
      Georgia
      Pennsylvania
      Texas
      South Carolina
      New Jersey
      North Carolina
      Indiana


                               JLC - CONFIDENTIAL

                                  SCHEDULE 7.02

1.    See "Fixed Sales Bonuses" and "Stock Appreciation Rights" as set forth in
      Schedule 4.17.


                               JLC - CONFIDENTIAL